UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02031

MFS SERIES TRUST V

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2020

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual Report

September 30, 2020

MFS® International New Discovery Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

MIO-ANN

MFS® International New Discovery Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIR

Dear Shareholders:

Markets experienced dramatic swings in early 2020 as the coronavirus pandemic brought the global economy to a standstill for several months. Optimism over the development of vaccines and therapeutics, along with a decline in cases in countries affected by the outbreak early on, brightened the economic and market outlook, as did the phased reopening of U.S. states. However, significant uncertainty remains. While policymakers and public health officials have learned a great deal about combating the virus, much remains unknown at a time when another wave of infections is underway. In the United States, political uncertainty eased after former Vice President Joe Biden was projected as the winner of the presidential election. Since the pandemic caused many jurisdictions to adopt mail-in voting for the first time, the counting of ballots has been slower than normal this cycle. Republicans appear likely to retain control of the Senate, though whether they do will not be known until a pair of early January runoff elections takes place in Georgia.

Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support, though in the U.S. some of those measures were allowed to lapse at the end of July as negotiators found themselves at an impasse over the scope of additional funding. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can also sow the seeds of instability. In the aftermath of the crisis, societal changes may be likely, as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our unique global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

November 13, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
OBIC Co. Ltd.	2.7%
LEG Immobilien AG	1.8%
Croda International PLC	1.8%
Symrise AG	1.7%
Cellnex Telecom S.A.	1.6%
Just Eat Takeaway.com N.V.	1.4%
SG Holdings Co. Ltd.	1.3%
Nomura Research Institute Ltd.	1.0%
CTS Eventim AG	0.9%
GEA Group AG	0.8%

GICS equity sectors (g)
Industrials	18.9%
Information Technology	13.8%
Consumer Discretionary	13.3%
Materials	12.1%
Consumer Staples	11.0%
Health Care	8.3%
Financials	7.6%
Communication Services	6.7%
Real Estate	4.7%
Utilities	1.6%
Energy	1.3%

Issuer country weightings (x)
Japan	31.1%
United Kingdom	12.9%
Germany	8.5%
Australia	4.2%
Netherlands	3.2%
India	3.0%
Switzerland	3.0%
Hong Kong	2.9%
France	2.8%
Other Countries	28.4%

Currency exposure weightings (y)
Japanese Yen	31.1%
Euro	21.3%
British Pound Sterling	13.8%
Australian Dollar	4.2%
Hong Kong Dollar	4.1%
Swiss Franc	3.0%
Indian Rupee	2.8%
Brazilian Real	2.2%
Taiwan Dollar	2.0%
Other Currencies	15.5%

2

Portfolio Composition – continued

(g)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS.

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of September 30, 2020.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended September 30, 2020, Class A shares of the MFS International New Discovery Fund (fund) provided a total return of 6.80%, at net asset value. This compares with a return of 4.87% for the fund’s benchmark, the MSCI All Country World (ex-US) Small Mid Cap Index (net div).

Market Environment

Markets experienced an extraordinarily sharp selloff and, in many cases, an unusually rapid recovery late in the period. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus. At this point, the global economy looks to have experienced the deepest, steepest and possibly shortest recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of the virus, what its continued impact will be and when vaccines or medicines will become available to prevent or treat it.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping to restore market function, ease volatility and stimulate a continued market rebound. Late in the period, the US Federal Reserve adopted a new, flexible average-inflation-targeting framework, which is expected to result in policy rates remaining at low levels for a longer period. In developed countries, monetary easing measures were complemented by large fiscal stimulus initiatives, although late in the period there was uncertainty surrounding the timing and scope of additional US recovery funding. Due to relatively manageable external liabilities and balances of payments in many countries, along with persistently low inflation, even emerging market countries were able to implement countercyclical policies – a departure from the usual market-dictated response to risk-off crises.

Compounding market uncertainty earlier in the pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in a price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. The OPEC+ group later agreed on output cuts, with shale oil producers in the United States also decreasing production, which, along with the gradual reopening of some major economies and the resultant boost in demand, helped stabilize the price of crude oil.

As has often been the case in a crisis, market vulnerabilities have been revealed. For example, companies that have added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks have, in many cases, halted share repurchases and cut dividends, while some firms have been forced to recapitalize.

Contributors to Performance

Stock selection in the industrials sector was a key contributor to the fund’s performance relative to the MSCI All Country World (ex-US) Small Mid Cap Index, led

4

Management Review – continued

by an overweight position in logistics company SG Holdings (Japan). The stock price of SG Holdings appreciated as the company reported strong financial results and its management provided favorable full-year operating profit guidance.

An underweight position and stock selection in the real estate sector also supported relative results. Within this sector, the fund’s overweight position in real estate company LEG Immobilien (Germany) helped relative results as the stock outperformed the benchmark.

Although there were no individual securities within the energy sector that were among the fund’s top relative contributors, an underweight position and, to a lesser extent, stock selection within this sector benefited relative returns.

Stock selection in the communication services sector also aided relative performance, driven by the fund’s overweight position in strong-performing telecommunications services provider Cellnex Telecom (Spain).

Elsewhere, the fund’s overweight positions in system services provider OBIC (Japan), global flavors and fragrances supplier Symrise (Germany), specialty chemical products maker Croda International (United Kingdom) and food delivery website operator Just Eat Takeaway (Netherlands) contributed to relative returns. The stock price of OBIC advanced as the company delivered solid operating profit results, primarily driven by strong performance in its cloud solutions segment. Management also raised its full-year dividend, which further supported the stock. Additionally, the timing of the fund’s ownership in shares of construction firm Sika (Switzerland), online betting and gaming operator Flutter Entertainment (United Kingdom) and business system services company Nomura Research Institute (Japan) further supported relative performance.

Detractors from Performance

Stock selection and, to a lesser extent, an underweight position in the health care sector detracted from relative performance. There were no individual securities within this sector that were among the fund’s top relative detractors for the reporting period.

Stock selection in the information technology sector also weakened relative returns, led by the fund’s holdings of tourism and travel IT solutions provider Amadeus IT (b) (Spain). The stock price of Amadeus IT declined amidst concerns regarding the adverse impact that the COVID-19 virus may have on the firm’s revenues, which are primarily driven by travel.

An overweight position and stock selection in the consumer discretionary sector hindered relative performance. Here, the fund’s holdings of food catering company Compass Group (b) (United Kingdom) held back relative returns. The stock price of Compass Group declined as the acceleration of containment measures related to the COVID-19 outbreak resulted in cancellations and closures of many venues and events, which severely affected the company’s volumes. Additionally, an overweight position in bakery retailer Greggs (United Kingdom) detracted from relative returns.

Stocks in other sectors that negatively affected relative performance included the fund’s overweight positions in insurance company Hiscox (United Kingdom), commercial bank Federal Bank (h) (India), plastic and fiber products supplier Essentra (United Kingdom), ticketing and live entertainment company CTS Eventim (Germany), supermarkets and convenient stores operator Dairy Farm International Holdings

5

Management Review – continued

(Hong Kong) and financial services provider AEON Financial Service (Japan). Not holding shares of wind power systems manufacturer Vestas Wind Systems (Denmark) also weakened relative returns.

Respectfully,

Portfolio Manager(s)

David Antonelli, Peter Fruzzetti, Jose Luis Garcia, Robert Lau, and Sandeep Mehta

Note to Shareholders: Effective March 1, 2020, Sandeep Mehta was added as a Portfolio Manager of the Fund. Effective April 15, 2021, David Antonelli will be removed as a Portfolio Manager of the Fund.

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 9/30/20

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

7

Performance Summary – continued

Total Returns through 9/30/20

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	10/09/97	6.80%	8.03%	7.44%	N/A
B	10/02/00	6.00%	7.22%	6.64%	N/A
C	10/02/00	6.01%	7.22%	6.64%	N/A
I	10/09/97	7.09%	8.30%	7.71%	N/A
R1	4/01/05	6.03%	7.22%	6.64%	N/A
R2	10/31/03	6.54%	7.76%	7.17%	N/A
R3	4/01/05	6.82%	8.03%	7.44%	N/A
R4	4/01/05	7.07%	8.30%	7.71%	N/A
R6	6/01/12	7.20%	8.43%	N/A	8.90%
529A	7/31/02	6.81%	8.02%	7.42%	N/A
529B	7/31/02	6.75%	7.75%	6.88%	N/A
529C	7/31/02	5.96%	7.18%	6.59%	N/A

Comparative benchmark(s)
MSCI All Country World (ex-US) Small Mid Cap Index (net div) (f)		4.87%	6.40%	4.85%	N/A

Average annual with sales charge
A With Initial Sales Charge (5.75%)		0.66%	6.76%	6.81%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		2.00%	6.92%	6.64%	N/A
C With CDSC (1% for 12 months) (v)		5.01%	7.22%	6.64%	N/A
529A With Initial Sales Charge (5.75%)		0.67%	6.75%	6.79%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (v)		2.75%	7.45%	6.88%	N/A
529C With CDSC (1% for 12 months) (v)		4.96%	7.18%	6.59%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

8

Performance Summary – continued

Benchmark Definition(s)

MSCI All Country World (ex-US) Small Mid Cap Index (net div) – a free float weighted index that is designed to measure equity market performance of small and mid cap companies across global developed and emerging market countries, excluding the United States. Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

9

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, April 1, 2020 through September 30, 2020

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2020 through September 30, 2020.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 4/01/20	Ending Account Value 9/30/20	Expenses Paid During Period (p) 4/01/20-9/30/20
A	Actual	1.29%	$1,000.00	$1,301.34	$7.42
	Hypothetical (h)	1.29%	$1,000.00	$1,018.55	$6.51
B	Actual	2.04%	$1,000.00	$1,296.36	$11.71
	Hypothetical (h)	2.04%	$1,000.00	$1,014.80	$10.28
C	Actual	2.04%	$1,000.00	$1,296.52	$11.71
	Hypothetical (h)	2.04%	$1,000.00	$1,014.80	$10.28
I	Actual	1.04%	$1,000.00	$1,302.94	$5.99
	Hypothetical (h)	1.04%	$1,000.00	$1,019.80	$5.25
R1	Actual	2.04%	$1,000.00	$1,296.71	$11.71
	Hypothetical (h)	2.04%	$1,000.00	$1,014.80	$10.28
R2	Actual	1.54%	$1,000.00	$1,299.76	$8.85
	Hypothetical (h)	1.54%	$1,000.00	$1,017.30	$7.77
R3	Actual	1.29%	$1,000.00	$1,301.16	$7.42
	Hypothetical (h)	1.29%	$1,000.00	$1,018.55	$6.51
R4	Actual	1.04%	$1,000.00	$1,303.08	$5.99
	Hypothetical (h)	1.04%	$1,000.00	$1,019.80	$5.25
R6	Actual	0.91%	$1,000.00	$1,303.83	$5.24
	Hypothetical (h)	0.91%	$1,000.00	$1,020.45	$4.60
529A	Actual	1.30%	$1,000.00	$1,301.13	$7.48
	Hypothetical (h)	1.30%	$1,000.00	$1,018.50	$6.56
529B	Actual	1.34%	$1,000.00	$1,301.36	$7.71
	Hypothetical (h)	1.34%	$1,000.00	$1,018.30	$6.76
529C	Actual	2.09%	$1,000.00	$1,296.39	$12.00
	Hypothetical (h)	2.09%	$1,000.00	$1,014.55	$10.53

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

For the period from April 1, 2020 through September 30, 2020, the distribution fee for Class 529B was not imposed. Had the distribution fee been imposed throughout the entire six month period, the annualized expense ratio, the actual expenses paid during the period, and the hypothetical expenses paid during the period would have been approximately 2.09%, $12.02, and $10.53 for Class 529B. See Note 3 in the Notes to Financial Statements for additional information.

11

Expense Table – continued

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class 529A shares, this rebate reduced the expense ratio above by 0.04%. See Note 3 in the Notes to Financial Statements for additional information.

12

PORTFOLIO OF INVESTMENTS

9/30/20

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
Common Stocks - 99.0%
Aerospace - 1.2%
LISI Group (a)	623,118	$12,390,547
Meggitt PLC	873,322	2,901,744
MTU Aero Engines Holding AG	86,058	14,327,616
Saab AB, “B” (a)	676,839	19,900,493
Singapore Technologies Engineering Ltd.	12,378,800	31,547,082

		$81,067,482
Airlines - 0.6%
Auckland International Airport Ltd.	2,773,766	$13,439,477
Enav S.p.A.	4,662,291	17,672,541
Grupo Aeroportuario del Pacifico S.A.B. de C.V.	598,741	4,806,121
Grupo Aeroportuario del Sureste S.A.B. de C.V., ADR (a)	45,460	5,274,724

		$41,192,863
Alcoholic Beverages - 0.7%
Carlsberg Group	132,479	$17,838,312
China Resources Beer Holdings Co. Ltd.	1,800,000	11,041,658
Compania Cervecerias Unidas S.A., ADR	435,271	5,645,465
Davide Campari-Milano N.V.	1,385,151	15,134,245

		$49,659,680
Apparel Manufacturers - 0.5%
Burberry Group PLC	574,654	$11,522,984
Coats Group PLC	6,528,849	4,709,296
Pacific Textiles Holdings Ltd.	38,809,000	18,027,290

		$34,259,570
Automotive - 3.7%
Autoliv, Inc., SDR	72,648	$5,325,628
Cie Plastic Omnium S.A.	466,241	12,262,420
Daikyonishikawa Corp.	332,421	1,769,174
Hella KGaA Hueck & Co.	179,500	9,053,764
Hero MotoCorp Ltd.	883,260	37,822,099
Koito Manufacturing Co. Ltd.	645,800	32,923,080
Mahindra & Mahindra Ltd.	3,925,268	32,523,522
NGK Spark Plug Co. Ltd	837,800	14,615,939
PT United Tractors Tbk	23,996,500	36,768,831
Stanley Electric Co. Ltd.	871,131	24,998,076
USS Co. Ltd.	2,280,200	40,787,677

		$248,850,210

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Biotechnology - 0.1%
Abcam PLC	495,341	$7,823,358

Broadcasting - 0.2%
4imprint Group PLC (a)	185,750	$4,477,269
Nippon Television Holdings, Inc.	767,100	8,248,032

		$12,725,301
Brokerage & Asset Managers - 2.5%
ASX Ltd.	329,604	$19,305,776
Daiwa Securities Group, Inc.	2,388,000	10,022,941
Euronext N.V.	122,615	15,326,707
Hargreaves Lansdown PLC	770,285	15,440,889
Japan Exchange Group, Inc.	145,300	4,066,148
Moscow Exchange MICEX-RTS PJSC	7,428,305	13,992,423
Partners Group Holding AG	3,641	3,350,645
Rathbone Brothers PLC	1,096,856	21,718,906
Schroders PLC	815,686	28,427,518
TMX Group Ltd.	395,197	40,643,068

		$172,295,021
Business Services - 7.2%
AEON Delight Co. Ltd.	295,700	$8,187,340
Amadeus Fire AG (a)	165,357	20,589,293
AS ONE Corp.	179,200	25,705,485
Auto Trader Group PLC	4,384,428	31,714,718
Bunzl PLC	774,450	24,986,452
Cancom SE	421,440	21,790,574
Cerved Information Solutions S.p.A. (a)	4,672,479	33,375,739
Compass Group PLC	1,957,631	29,386,330
DKSH Holding Ltd.	45,850	3,198,374
Doshisha Co. Ltd.	141,800	2,840,975
Electrocomponents PLC	4,855,902	44,417,084
EPS Holdings, Inc.	500,800	4,952,954
Intertek Group PLC	495,834	40,332,158
IPH Ltd.	6,992,338	35,931,917
Iwatani Corp.	400,600	15,010,242
Johnson Service Group PLC	1,680,493	1,951,582
Karnov Group AB	1,201,680	7,245,624
Meitec Corp.	371,900	18,953,066
Midland IC&I Ltd. (a)	21,556,500	247,550
Nomura Research Institute Ltd.	2,417,100	70,932,769
Omni Bridgeway Ltd.	4,742,622	13,349,829
SAN-AI OIL Co. Ltd.	1,906,400	18,180,375

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Business Services - continued
Sodexo	58,068	$4,135,193
Sohgo Security Services Co. Ltd.	255,700	12,184,281

		$489,599,904
Cable TV - 0.1%
NOS, SGPS S.A.	2,643,538	$9,391,231

Chemicals - 0.8%
IMCD Group N.V.	271,994	$32,400,176
KH Neochem Co. Ltd.	300,900	7,065,346
Orica Ltd.	1,258,415	13,944,138

		$53,409,660
Computer Software - 4.3%
Fuji Soft, Inc.	339,500	$17,460,436
OBIC Business Consultants Co. Ltd.	91,900	5,336,281
OBIC Co. Ltd.	1,030,300	181,286,436
Oracle Corp.	255,700	27,722,385
PCA Corp.	131,300	5,948,002
Sage Group PLC	806,526	7,469,371
SCSK Corp.	335,600	18,776,010
Totvs S.A.	1,591,000	7,677,505
Wisetech Global Ltd.	931,680	17,517,344

		$289,193,770
Computer Software - Systems - 3.6%
Alten S.A. (a)	296,149	$28,025,419
Amadeus IT Group S.A.	1,001,368	55,571,901
Comture Corp.	667,200	16,740,936
EMIS Group PLC	489,193	6,564,794
Globant S.A. (a)	57,760	10,351,747
Linx S.A.	1,757,100	10,825,631
NS Solutions Corp.	1,368,700	42,238,941
SimCorp A/S	61,945	8,142,664
Softbrain Co. Ltd.	1,328,700	10,997,660
Temenos AG	102,669	13,827,794
Venture Corp. Ltd.	2,727,700	38,676,004

		$241,963,491
Conglomerates - 0.9%
Ansell Ltd.	1,061,273	$28,375,752
DCC PLC	419,603	32,336,727

		$60,712,479

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Construction - 2.8%
Bellway PLC	610,687	$18,464,596
Breedon Group PLC (a)	11,503,353	10,538,780
Forterra PLC (h)	15,323,819	34,998,369
Grupo Cementos de Chihuahua S.A.B. de C.V.	2,221,736	10,352,326
Ibstock PLC	4,572,917	9,205,035
Kingspan Group PLC	88,044	8,010,430
Marshalls PLC	879,639	7,411,826
PT Indocement Tunggal Prakarsa Tbk	20,153,800	14,085,989
Rinnai Corp.	89,900	8,783,068
Somfy S.A.	110,711	15,602,334
Techtronic Industries Co. Ltd.	3,294,000	43,314,966
Toto Ltd.	145,700	6,685,026

		$187,452,745
Consumer Products - 2.9%
Dabur India Ltd.	1,800,271	$12,490,279
Essity AB	939,875	31,777,458
Kobayashi Pharmaceutical Co. Ltd.	273,600	26,483,610
Lion Corp.	1,082,500	22,262,323
Milbon Co. Ltd.	67,992	3,631,094
Mitsubishi Pencil Co. Ltd.	231,500	3,009,401
PZ Cussons PLC	364,404	1,104,990
T. Hasegawa Co. Ltd. (h)	2,666,500	53,547,491
Takasago International Corp.	161,300	3,338,503
Uni-Charm Corp.	883,600	39,477,772

		$197,122,921
Consumer Services - 1.8%
51job, Inc., ADR (a)	498,506	$38,878,483
Anima Holdings S.A. (a)	2,499,347	11,611,311
Asante, Inc.	170,200	2,595,110
Heian Ceremony Service Co.	363,967	2,826,426
Kakaku.com, Inc.	289,200	7,645,589
MakeMyTrip Ltd. (a)	1,069,505	16,427,597
Moneysupermarket.com Group PLC	5,824,734	19,966,831
Park24 Co. Ltd.	358,200	5,763,669
Rakuten	119,300	1,288,745
Seek Ltd.	663,791	10,154,312
Webjet Ltd. (l)	2,591,938	7,265,750

		$124,423,823
Containers - 2.9%
Fuji Seal International, Inc.	1,662,300	$32,046,157
Gerresheimer AG	476,986	53,379,672

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Containers - continued
Lock & Lock Co. Ltd. (a)	1,083,923	$10,009,721
Mayr-Melnhof Karton AG	133,652	23,222,983
SIG Combibloc Group AG	2,260,888	45,387,133
Verallia	175,016	4,657,983
Viscofan S.A.	391,044	26,087,486

		$194,791,135
Electrical Equipment - 2.8%
Advantech Co. Ltd.	1,855,191	$18,640,307
Bharat Heavy Electricals Ltd.	14,453,222	5,786,295
Cembre S.p.A.	542,000	10,167,487
Halma PLC	752,408	22,677,876
Legrand S.A.	604,998	48,299,194
LS Electric Co. Ltd.	603,955	29,177,817
OMRON Corp.	208,121	16,211,235
Sagami Rubber Industries Co. Ltd.	264,700	3,747,040
Voltronic Power Technology Corp.	982,659	33,538,061

		$188,245,312
Electronics - 2.9%
Amano Corp.	246,720	$5,746,575
ASM International N.V.	185,729	26,642,687
ASM Pacific Technology Ltd.	2,431,200	24,850,323
Fukui Computer Holdings, Inc.	205,100	6,005,000
Hirose Electric Co. Ltd.	87,800	11,304,403
Iriso Electronics Co. Ltd.	218,500	8,832,483
JEOL Ltd.	279,000	9,714,424
Kardex Holding AG	110,015	20,310,013
Melexis N.V.	211,416	16,471,273
Silicon Motion Technology Corp., ADR	488,986	18,473,891
Toshiba Tec Corp.	209,700	8,759,340
Tripod Technology Corp.	7,316,000	27,933,747
Zuken, Inc.	513,300	13,803,745

		$198,847,904
Energy - Independent - 0.2%
Oil Search Ltd.	6,729,806	$12,781,368

Energy - Integrated - 0.1%
Cairn Energy PLC (a)	2,411,454	$4,457,351
Galp Energia SGPS S.A.	394,349	3,658,149

		$8,115,500

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Engineering - Construction - 0.1%
Babcock International Group PLC	1,393,969	$4,480,733
JGC Holdings Corp.	257,000	2,669,413

		$7,150,146
Entertainment - 1.4%
CTS Eventim AG (a)	1,311,874	$63,493,044
Toei Co. Ltd.	71,600	11,894,210
Toho Co. Ltd.	420,100	17,316,249

		$92,703,503
Food & Beverages - 5.5%
Arca Continental S.A.B. de C.V.	1,205,798	$5,222,589
ARIAKE JAPAN Co. Ltd.	143,600	9,734,498
AVI Ltd.	4,871,301	21,611,127
Bakkafrost P/f (a)	599,801	38,679,207
Britvic PLC	655,513	6,944,356
Cranswick PLC	548,024	25,640,997
Ezaki Glico Co. Ltd.	454,000	20,330,284
Greencore Group PLC	1,183,806	1,496,974
Gruma S.A.B. de C.V.	640,309	7,096,204
JBS S.A.	1,558,538	5,736,388
Kato Sangyo Co. Ltd.	459,800	16,487,879
Kerry Group PLC	206,732	26,540,931
Kikkoman Corp.	121,900	6,764,704
Morinaga & Co. Ltd.	608,000	23,963,994
Orion Corp.	259,439	29,276,697
Ridley Corp. NPV (h)	21,241,987	12,438,203
S Foods, Inc.	841,000	23,419,714
Shenguan Holdings Group Ltd.	13,203,505	403,769
Tata Consumer Products Ltd.	4,169,079	28,250,624
Tate & Lyle PLC	439,814	3,775,103
Tingyi (Cayman Islands) Holdings Corp.	17,074,000	30,265,523
Universal Robina Corp.	10,155,080	28,068,909

		$372,148,674
Food & Drug Stores - 1.5%
Cia Brasileira de Distribuicao	787,400	$9,778,179
Cosmos Pharmaceutical Corp.	59,200	10,300,289
Dairy Farm International Holdings Ltd.	6,359,109	24,070,481
JM Holdings Co. Ltd.	253,700	6,839,818
Matsumotokiyoshi Holdings Co. Ltd.	90,800	3,312,525
San-A Co. Ltd.	87,700	3,867,083
Spencer’s Retail Ltd. (a)	723,473	740,829
Sundrug Co. Ltd.	1,136,000	42,770,100

		$101,679,304

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Forest & Paper Products - 0.3%
Suzano S.A. (a)	1,227,100	$9,952,885
Valmet Oyj	516,500	12,795,703

		$22,748,588
Furniture & Appliances - 1.0%
Howden Joinery Group PLC	3,428,652	$25,939,737
Hunter Douglas N.V. (a)	270,682	15,772,847
SEB S.A.	147,349	23,996,272
Zojirushi Corp.	263,900	4,372,448

		$70,081,304
Gaming & Lodging - 1.4%
Flutter Entertainment PLC	323,765	$50,989,795
Genting Berhad	9,135,100	7,017,166
Shangri-La Asia Ltd.	29,944,000	24,603,624
Tabcorp Holdings Ltd.	5,767,252	13,840,660

		$96,451,245
General Merchandise - 1.0%
B&M European Value Retail S.A.	986,148	$6,274,707
Dollarama, Inc.	945,218	36,231,405
Lojas Renner S.A.	1,492,010	10,534,054
Magazine Luiza S.A.	479,600	7,617,714
Seria Co. Ltd.	183,200	7,805,939

		$68,463,819
Health Maintenance Organizations - 0.0%
Odontoprev S.A.	1,279,400	$2,733,809

Insurance - 1.6%
Admiral Group PLC	212,870	$7,171,812
AUB Group Ltd.	2,453,836	29,307,136
Hiscox Ltd.	2,112,798	24,356,308
Samsung Fire & Marine Insurance Co. Ltd.	200,389	31,184,949
Steadfast Group Ltd.	7,183,503	16,507,330

		$108,527,535
Internet - 1.8%
Demae-Can Co. Ltd. (a)	820,700	$21,876,016
PChome Online, Inc.	2,549,504	8,871,404
Proto Corp.	1,137,400	13,746,106
Rightmove PLC	4,372,975	35,198,722
Scout24 AG	507,679	44,344,505

		$124,036,753

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Leisure & Toys - 0.9%
BANDAI NAMCO Holdings, Inc.	105,300	$7,692,079
DeNA Co. Ltd.	339,900	6,273,303
GungHo Online Entertainment, Inc.	326,600	7,066,785
Kawai Musical Instruments Manufacturing Co. Ltd.	119,800	3,111,660
Konami Holdings Corp.	161,300	6,991,632
Thule Group AB	848,268	28,111,898

		$59,247,357
Machinery & Tools - 4.7%
Aalberts Industries N.V.	449,300	$16,235,415
Azbil Corp.	820,800	30,694,985
Carel Industries S.p.A.	183,606	3,883,450
Doosan Bobcat, Inc.	576,446	13,258,997
Fujitec Co. Ltd.	1,443,300	30,851,246
Fujitsu General Ltd.	248,000	7,190,702
Fukushima Galilei Co. Ltd.	362,600	13,527,557
GEA Group AG	1,578,406	55,638,701
Haitian International Holdings Ltd.	13,384,000	31,085,219
MISUMI Group, Inc.	225,900	6,313,773
MonotaRO Co. Ltd.	389,300	19,388,945
Nabtesco Corp.	482,500	17,580,234
Nissei ASB Machine Co. Ltd.	151,400	6,101,076
NOHMI BOSAI Ltd.	678,100	15,507,345
Obara Group, Inc.	128,500	4,319,785
Rational AG	3,140	2,462,919
Rotork PLC	855,644	3,097,297
Shima Seiki Manufacturing Ltd.	191,900	3,029,163
Spirax-Sarco Engineering PLC	126,386	17,968,965
T.K. Corp.	828,332	4,497,570
THK Co. Ltd.	133,700	3,354,394
VAT Group AG	75,145	14,367,336

		$320,355,074
Medical & Health Technology & Services - 1.1%
BML, Inc.	452,600	$13,625,861
Eurofins Scientific SE	3,712	2,939,432
Hapvida Participacoes e Investimentos S.A.	774,900	8,574,278
Hogy Medical Co. Ltd.	79,600	2,740,300
ICON PLC (a)	34,882	6,665,601
Medipal Holdings Corp.	434,300	8,696,335
Ramsay Health Care Ltd.	357,306	16,949,610
Selcuk Ecza Deposu Ticaret ve Sanayi A.S.	2,590,718	2,878,296
Sonic Healthcare Ltd.	484,031	11,496,148

		$74,565,861

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Medical Equipment - 3.1%
Demant A.S. (a)	271,692	$8,535,970
Eiken Chemical Co. Ltd.	753,900	15,224,016
Fukuda Denshi Co. Ltd.	216,800	14,447,112
Nakanishi, Inc.	2,379,400	42,591,987
Nihon Kohden Corp.	521,600	17,155,182
Shimadzu Corp.	624,700	19,057,594
Smith & Nephew PLC	1,794,613	34,970,514
Sonova Holding AG (a)	136,310	34,571,430
Straumann Holding AG	1,171	1,178,102
Terumo Corp.	622,700	24,809,318

		$212,541,225
Metals & Mining - 0.4%
Iluka Resources Ltd.	2,666,873	$17,272,366
MOIL Ltd.	6,090,545	11,635,896

		$28,908,262
Natural Gas - Distribution - 0.8%
China Resources Gas Group Ltd.	3,084,000	$13,807,375
Italgas S.p.A.	5,939,723	37,501,292

		$51,308,667
Network & Telecom - 0.4%
VTech Holdings Ltd.	3,825,465	$23,855,010

Other Banks & Diversified Financials - 2.8%
AEON Financial Service Co. Ltd.	2,710,200	$24,640,400
AEON Thana Sinsap Public Co. Ltd.	2,759,200	9,708,901
Bancolombia S.A., ADR	188,347	4,812,266
Bank of Kyoto Ltd.	279,800	13,517,276
Chiba Bank Ltd.	2,538,451	14,008,537
E.Sun Financial Holding Co. Ltd.	34,330,866	30,371,061
FinecoBank S.p.A. (a)	1,030,289	14,176,523
Grupo Financiero Inbursa S.A. de C.V. (a)	2,689,101	2,095,435
Julius Baer Group Ltd.	391,642	16,698,096
Jyske Bank (a)	338,988	9,555,875
Metropolitan Bank & Trust Co.	27,226,417	21,453,159
Shizuoka Bank Ltd.	1,025,000	7,089,220
Shriram Transport Finance Co. Ltd.	2,154,616	18,232,056

		$186,358,805
Pharmaceuticals - 2.3%
Daito Pharmaceutical Co. Ltd.	384,900	$12,962,421
Genomma Lab Internacional S.A., “B” (a)	8,507,862	8,326,443

21

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Pharmaceuticals - continued
Hypermarcas S.A.	2,094,564	$11,121,975
Kalbe Farma Tbk PT	333,929,300	34,784,302
Santen Pharmaceutical Co. Ltd.	2,042,300	41,877,202
Suzuken Co. Ltd./Aichi Japan	339,200	12,928,479
Virbac S.A. (a)	108,387	25,110,680
Yunnan Baiyao Group Co. Ltd.	646,117	9,672,876

		$156,784,378
Pollution Control - 0.5%
Bingo Industries Ltd.	4,918,421	$8,555,582
Daiseki Co. Ltd.	1,127,500	28,108,021

		$36,663,603
Precious Metals & Minerals - 0.8%
Agnico-Eagle Mines Ltd.	620,986	$49,476,479
Compania de Minas Buenaventura S.A.A., ADR	392,797	4,799,979

		$54,276,458
Printing & Publishing - 0.4%
China Literature Ltd. (a)	1,547,400	$11,665,825
Wolters Kluwer N.V.	201,689	17,224,494

		$28,890,319
Railroad & Shipping - 0.6%
DFDS A.S. (a)	181,325	$6,082,336
Rumo S.A. (a)	2,763,468	9,379,031
Sankyu, Inc.	488,600	19,262,556
Senko Group Holdings Co. Ltd.	657,300	6,122,398

		$40,846,321
Real Estate - 4.7%
Ascendas India Trust, REIT	12,556,800	$12,632,414
Big Yellow Group PLC, REIT	1,051,241	14,107,276
City Developments Ltd.	4,876,000	27,424,020
Concentradora Fibra Danhos S.A. de C.V., REIT	2,803,415	2,568,672
Deutsche Wohnen SE	382,608	19,150,254
Embassy Office Parks REIT	3,371,200	16,484,976
ESR Cayman Ltd. (a)	2,240,800	6,991,269
Hibernia PLC, REIT	4,300,372	5,026,845
Kenedix, Inc.	1,114,900	5,879,946
LEG Immobilien AG	865,106	123,540,953
Midland Holdings Ltd. (a)(h)	43,113,000	3,894,052
Multiplan Empreendimentos Imobiliarios S.A.	3,219,285	11,138,145
Prologis Peroperty Mexico S.A. de C.V., REIT	2,375,819	4,609,485

22

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Real Estate - continued
Shaftesbury PLC, REIT	1,183,196	$7,590,936
TAG Immobilien AG	639,688	19,305,057
Unite Group PLC, REIT	3,225,537	34,919,781

		$315,264,081
Restaurants - 1.0%
Cafe de Coral Holdings Ltd.	16,092,000	$34,013,425
Greggs PLC	2,058,957	31,088,026

		$65,101,451
Specialty Chemicals - 6.6%
Air Water, Inc.	783,300	$10,596,390
Croda International PLC	1,476,564	119,212,214
Essentra PLC	7,538,373	24,804,206
Japan Pure Chemical Co. Ltd.	41,700	1,075,861
Kansai Paint Co. Ltd.	1,037,000	25,757,193
Nihon Parkerizing Co. Ltd.	1,049,600	10,286,402
Nitto Denko Corp.	144,400	9,414,078
NOF Corp.	320,000	12,631,129
Orbia Advance Corp. S.A.B. de C.V.	5,840,795	10,233,245
PT Astra Agro Lestari Tbk	15,352,000	10,546,769
PTT Global Chemical PLC	6,126,700	7,588,891
Sika AG	205,635	50,524,076
SK KAKEN Co. Ltd.	87,900	32,546,295
Symrise AG	832,525	115,179,085
Taisei Lamick Co. Ltd.	219,800	5,870,944
Tikkurila Oyj	131,380	2,301,305

		$448,568,083
Specialty Stores - 2.6%
ABC-Mart, Inc.	192,300	$10,009,770
Esprit Holdings Ltd. (a)	6,185,199	609,012
Just Eat Takeaway.com (a)	89,832	10,038,090
Just Eat Takeaway.com N.V. (a)	848,851	95,060,999
Kitanotatsujin Corp.	1,132,600	5,878,674
Ryohin Keikaku Co. Ltd.	1,407,200	23,374,022
Shimamura Co. Ltd.	52,800	5,161,378
Zozo, Inc.	812,000	22,647,087

		$172,779,032
Telecommunications - Wireless - 1.6%
Cellnex Telecom S.A.	1,819,501	$110,581,592

23

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Telephone Services - 0.7%
Hellenic Telecommunications Organization S.A.	2,120,009	$30,597,792
Infrastrutture Wireless Italiane S.p.A.	1,249,006	13,849,953

		$44,447,745
Tobacco - 0.6%
Swedish Match AB	469,820	$38,331,656

Trucking - 3.2%
Freightways Ltd.	1,868,239	$9,596,742
Hamakyorex Co. Ltd.	114,900	3,482,633
Kintetsu World Express, Inc.	277,200	5,875,252
Mainfreight Ltd.	262,213	7,982,952
Seino Holdings Co. Ltd.	3,715,600	53,908,627
SG Holdings Co. Ltd.	1,665,600	86,569,235
Trancom Co. Ltd.	95,100	6,855,646
Yamato Holdings Co. Ltd.	1,538,600	40,500,285

		$214,771,372
Utilities - Electric Power - 0.7%
CESC Ltd.	3,095,481	$25,919,784
Energisa S.A., IEU	945,900	6,925,944
Equatorial Energia S.A.	1,668,800	6,293,770
Transmissora Alianca de Energia Eletrica S.A., IEU	1,779,812	8,861,188

		$48,000,686
Utilities - Water - 0.1%
Aguas Andinas S.A., “A”	20,990,755	$5,882,272
Companhia de Saneamento Basico do Estado de Sao Paulo	485,700	4,047,572

		$9,929,844
Total Common Stocks (Identified Cost, $5,091,593,641)		$6,713,026,290

Preferred Stocks - 0.3%
Metals & Mining - 0.1%
Gerdau S.A.	1,786,200	$6,615,673

Specialty Chemicals - 0.2%
Fuchs Petrolub SE	226,635	$11,526,856
Total Preferred Stocks (Identified Cost, $12,066,728)		$18,142,529

Investment Companies (h) - 0.6%
Money Market Funds - 0.6%
MFS Institutional Money Market Portfolio, 0.1% (v) (Identified Cost, $41,800,680)	41,803,333	$41,803,333

24

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Collateral for Securities Loaned - 0.0%
JPMorgan U.S. Government Money Market Fund, 0.06% (j) (Identified Cost, $2,814,890)	2,814,890	$2,814,890

Other Assets, Less Liabilities - 0.1%		5,585,441
Net Assets - 100.0%		$6,781,372,483

(a)	Non-income producing security.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $146,681,448 and $6,629,105,594, respectively.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
IEU	International Equity Unit
REIT	Real Estate Investment Trust
SDR	Swedish Depository Receipt

See Notes to Financial Statements

25

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 9/30/20

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value, including $3,496,902 of securities on loan (identified cost, $4,979,790,510)	$6,629,105,594
Investments in affiliated issuers, at value (identified cost, $168,485,429)	146,681,448
Cash	367,228
Foreign currency, at value (identified cost, $2,189,826)	2,189,901
Receivables for
Investments sold	263,579
Fund shares sold	1,991,731
Interest and dividends	23,989,382
Other assets	2,582
Total assets	$6,804,591,445

Liabilities
Payables for
Investments purchased	$6,161,901
Fund shares reacquired	7,801,661
Collateral for securities loaned, at value (c)	2,814,890
Payable to affiliates
Investment adviser	318,069
Administrative services fee	3,072
Shareholder servicing costs	1,690,138
Distribution and service fees	15,894
Program manager fees	27
Payable for independent Trustees’ compensation	11,412
Deferred country tax expense payable	3,783,108
Accrued expenses and other liabilities	618,790
Total liabilities	$23,218,962
Net assets	$6,781,372,483

Net assets consist of
Paid-in capital	$4,932,981,605
Total distributable earnings (loss)	1,848,390,878
Net assets	$6,781,372,483
Shares of beneficial interest outstanding	194,931,100

(c)	Non-cash collateral is not included.

26

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$871,604,516	25,706,743	$33.91
Class B	5,874,998	179,515	32.73
Class C	42,311,735	1,319,816	32.06
Class I	1,230,970,451	35,154,136	35.02
Class R1	1,622,435	52,062	31.16
Class R2	24,546,225	745,702	32.92
Class R3	142,712,664	4,250,466	33.58
Class R4	260,005,188	7,672,083	33.89
Class R6	4,191,915,651	119,552,768	35.06
Class 529A	8,459,635	254,225	33.28
Class 529B	149,021	4,733	31.48
Class 529C	1,199,964	38,851	30.89

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $35.98 [100 / 94.25 x $33.91] and $35.31 [100 / 94.25 x $33.28], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R6, and 529A.

See Notes to Financial Statements

27

Financial Statements

STATEMENT OF OPERATIONS

Year ended 9/30/20

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$118,274,084
Dividends from affiliated issuers	3,755,792
Income on securities loaned	413,188
Other	4,085
Foreign taxes withheld	(8,712,058)
Total investment income	$113,735,091
Expenses
Management fee	$58,307,727
Distribution and service fees	3,453,990
Shareholder servicing costs	4,074,600
Program manager fees	4,741
Administrative services fee	572,331
Independent Trustees’ compensation	84,423
Custodian fee	1,651,107
Shareholder communications	336,076
Audit and tax fees	78,188
Legal fees	59,991
Miscellaneous	310,106
Total expenses	$68,933,280
Fees paid indirectly	(5,505)
Reduction of expenses by investment adviser and distributor	(742,436)
Net expenses	$68,185,339
Net investment income (loss)	$45,549,752

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $362,348 country tax)	$276,599,119
Affiliated issuers	(484,181)
Foreign currency	517,680
Net realized gain (loss)	$276,632,618
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $686,628 increase in deferred country tax)	$97,816,459
Affiliated issuers	(5,239,033)
Translation of assets and liabilities in foreign currencies	504,486
Net unrealized gain (loss)	$93,081,912
Net realized and unrealized gain (loss)	$369,714,530
Change in net assets from operations	$415,264,282

See Notes to Financial Statements

28

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	9/30/20	9/30/19
Change in net assets

From operations
Net investment income (loss)	$45,549,752	$77,284,501
Net realized gain (loss)	276,632,618	120,115,649
Net unrealized gain (loss)	93,081,912	(232,865,622)
Change in net assets from operations	$415,264,282	$(35,465,472)
Total distributions to shareholders	$(200,001,992)	$(368,030,292)
Change in net assets from fund share transactions	$(420,485,944)	$852,699,261
Total change in net assets	$(205,223,654)	$449,203,497

Net assets
At beginning of period	6,986,596,137	6,537,392,640
At end of period	$6,781,372,483	$6,986,596,137

See Notes to Financial Statements

29

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	9/30/20	9/30/19	9/30/18	9/30/17		9/30/16
Net asset value, beginning of period	$32.56	$35.00	$33.42	$29.34		$26.70

Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.29	$0.22	$0.20	(c)	$0.26
Net realized and unrealized gain (loss)	2.09	(0.82)	2.22	4.54		2.62
Total from investment operations	$2.22	$(0.53)	$2.44	$4.74		$2.88

Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.20)	$(0.28)	$(0.36)		$(0.24)
From net realized gain	(0.52)	(1.71)	(0.58)	(0.30)		—
Total distributions declared to shareholders	$(0.87)	$(1.91)	$(0.86)	$(0.66)		$(0.24)
Net asset value, end of period (x)	$33.91	$32.56	$35.00	$33.42		$29.34
Total return (%) (r)(s)(t)(x)	6.83	(0.85)	7.40	16.69	(c)	10.87

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.29	1.29	1.30	1.33	(c)	1.37
Expenses after expense reductions (f)	1.28	1.28	1.29	1.30	(c)	1.33
Net investment income (loss)	0.39	0.90	0.62	0.68	(c)	0.92
Portfolio turnover	25	14	21	17		13
Net assets at end of period (000 omitted)	$871,605	$1,015,817	$1,163,703	$1,224,654		$1,359,996

See Notes to Financial Statements

30

Financial Highlights – continued

Class B	Year ended

	9/30/20	9/30/19	9/30/18	9/30/17		9/30/16
Net asset value, beginning of period	$31.42	$33.86	$32.36	$28.40		$25.83

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.13)	$0.04	$(0.05)	$(0.02	)(c)	$0.04
Net realized and unrealized gain (loss)	2.02	(0.77)	2.16	4.41		2.55
Total from investment operations	$1.89	$(0.73)	$2.11	$4.39		$2.59

Less distributions declared to shareholders
From net investment income	$(0.06)	$—	$(0.03)	$(0.13)		$(0.02)
From net realized gain	(0.52)	(1.71)	(0.58)	(0.30)		—
Total distributions declared to shareholders	$(0.58)	$(1.71)	$(0.61)	$(0.43)		$(0.02)
Net asset value, end of period (x)	$32.73	$31.42	$33.86	$32.36		$28.40
Total return (%) (r)(s)(t)(x)	6.03	(1.57)	6.59	15.81	(c)	10.04

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.04	2.04	2.05	2.07	(c)	2.12
Expenses after expense reductions (f)	2.03	2.03	2.03	2.05	(c)	2.08
Net investment income (loss)	(0.43)	0.12	(0.14)	(0.06	)(c)	0.16
Portfolio turnover	25	14	21	17		13
Net assets at end of period (000 omitted)	$5,875	$9,834	$13,212	$15,120		$17,469

Class C	Year ended

	9/30/20	9/30/19	9/30/18	9/30/17		9/30/16
Net asset value, beginning of period	$30.80	$33.24	$31.78	$27.93		$25.42

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.12)	$0.03	$(0.08)	$(0.01	)(c)	$0.05
Net realized and unrealized gain (loss)	1.98	(0.76)	2.15	4.32		2.50
Total from investment operations	$1.86	$(0.73)	$2.07	$4.31		$2.55

Less distributions declared to shareholders
From net investment income	$(0.08)	$—	$(0.03)	$(0.16)		$(0.04)
From net realized gain	(0.52)	(1.71)	(0.58)	(0.30)		—
Total distributions declared to shareholders	$(0.60)	$(1.71)	$(0.61)	$(0.46)		$(0.04)
Net asset value, end of period (x)	$32.06	$30.80	$33.24	$31.78		$27.93
Total return (%) (r)(s)(t)(x)	6.04	(1.60)	6.58	15.81	(c)	10.06

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.04	2.04	2.04	2.07	(c)	2.12
Expenses after expense reductions (f)	2.03	2.03	2.03	2.05	(c)	2.08
Net investment income (loss)	(0.40)	0.10	(0.25)	(0.04	)(c)	0.17
Portfolio turnover	25	14	21	17		13
Net assets at end of period (000 omitted)	$42,312	$60,916	$84,044	$152,036		$166,306

See Notes to Financial Statements

31

Financial Highlights – continued

Class I	Year ended

	9/30/20	9/30/19	9/30/18	9/30/17		9/30/16
Net asset value, beginning of period	$33.59	$36.06	$34.41	$30.20		$27.48

Income (loss) from investment operations
Net investment income (loss) (d)	$0.18	$0.39	$0.32	$0.32	(c)	$0.33
Net realized and unrealized gain (loss)	2.21	(0.86)	2.27	4.63		2.71
Total from investment operations	$2.39	$(0.47)	$2.59	$4.95		$3.04

Less distributions declared to shareholders
From net investment income	$(0.44)	$(0.29)	$(0.36)	$(0.44)		$(0.32)
From net realized gain	(0.52)	(1.71)	(0.58)	(0.30)		—
Total distributions declared to shareholders	$(0.96)	$(2.00)	$(0.94)	$(0.74)		$(0.32)
Net asset value, end of period (x)	$35.02	$33.59	$36.06	$34.41		$30.20
Total return (%) (r)(s)(t)(x)	7.12	(0.62)	7.65	16.98	(c)	11.14

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.04	1.04	1.05	1.07	(c)	1.12
Expenses after expense reductions (f)	1.03	1.03	1.04	1.05	(c)	1.08
Net investment income (loss)	0.55	1.18	0.87	1.03	(c)	1.15
Portfolio turnover	25	14	21	17		13
Net assets at end of period (000 omitted)	$1,230,970	$2,049,197	$2,094,665	$1,876,295		$1,670,850

Class R1	Year ended

	9/30/20	9/30/19	9/30/18	9/30/17		9/30/16
Net asset value, beginning of period	$30.01	$32.44	$31.03	$27.32		$24.82

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.13)	$0.04	$(0.07)	$(0.01	)(c)	$0.05
Net realized and unrealized gain (loss)	1.94	(0.76)	2.09	4.21		2.45
Total from investment operations	$1.81	$(0.72)	$2.02	$4.20		$2.50

Less distributions declared to shareholders
From net investment income	$(0.14)	$—	$(0.03)	$(0.19)		$—
From net realized gain	(0.52)	(1.71)	(0.58)	(0.30)		—
Total distributions declared to shareholders	$(0.66)	$(1.71)	$(0.61)	$(0.49)		$—
Net asset value, end of period (x)	$31.16	$30.01	$32.44	$31.03		$27.32
Total return (%) (r)(s)(t)(x)	6.03	(1.61)	6.59	15.79	(c)	10.07

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.04	2.04	2.05	2.07	(c)	2.12
Expenses after expense reductions (f)	2.03	2.03	2.04	2.05	(c)	2.08
Net investment income (loss)	(0.45)	0.14	(0.21)	(0.02	)(c)	0.19
Portfolio turnover	25	14	21	17		13
Net assets at end of period (000 omitted)	$1,622	$2,320	$2,471	$3,928		$3,265

See Notes to Financial Statements

32

Financial Highlights – continued

Class R2	Year ended

	9/30/20	9/30/19	9/30/18	9/30/17		9/30/16
Net asset value, beginning of period	$31.63	$34.02	$32.51	$28.56		$25.98

Income (loss) from investment operations
Net investment income (loss) (d)	$0.01	$0.22	$0.12	$0.13	(c)	$0.18
Net realized and unrealized gain (loss)	2.07	(0.81)	2.17	4.41		2.57
Total from investment operations	$2.08	$(0.59)	$2.29	$4.54		$2.75

Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.09)	$(0.20)	$(0.29)		$(0.17)
From net realized gain	(0.52)	(1.71)	(0.58)	(0.30)		—
Total distributions declared to shareholders	$(0.79)	$(1.80)	$(0.78)	$(0.59)		$(0.17)
Net asset value, end of period (x)	$32.92	$31.63	$34.02	$32.51		$28.56
Total return (%) (r)(s)(t)(x)	6.58	(1.10)	7.13	16.37	(c)	10.61

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.54	1.54	1.55	1.57	(c)	1.62
Expenses after expense reductions (f)	1.53	1.53	1.54	1.55	(c)	1.58
Net investment income (loss)	0.03	0.71	0.35	0.46	(c)	0.66
Portfolio turnover	25	14	21	17		13
Net assets at end of period (000 omitted)	$24,546	$43,493	$48,630	$52,892		$54,065

Class R3	Year ended

	9/30/20	9/30/19	9/30/18	9/30/17		9/30/16
Net asset value, beginning of period	$32.25	$34.69	$33.14	$29.11		$26.50

Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.29	$0.20	$0.22	(c)	$0.25
Net realized and unrealized gain (loss)	2.08	(0.83)	2.21	4.48		2.61
Total from investment operations	$2.21	$(0.54)	$2.41	$4.70		$2.86

Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.19)	$(0.28)	$(0.37)		$(0.25)
From net realized gain	(0.52)	(1.71)	(0.58)	(0.30)		—
Total distributions declared to shareholders	$(0.88)	$(1.90)	$(0.86)	$(0.67)		$(0.25)
Net asset value, end of period (x)	$33.58	$32.25	$34.69	$33.14		$29.11
Total return (%) (r)(s)(t)(x)	6.86	(0.88)	7.39	16.70	(c)	10.85

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.29	1.29	1.30	1.32	(c)	1.37
Expenses after expense reductions (f)	1.28	1.28	1.29	1.30	(c)	1.33
Net investment income (loss)	0.42	0.92	0.58	0.73	(c)	0.92
Portfolio turnover	25	14	21	17		13
Net assets at end of period (000 omitted)	$142,713	$132,789	$146,726	$174,621		$157,360
See Notes to Financial Statements

33

Financial Highlights – continued

Class R4	Year ended

	9/30/20	9/30/19	9/30/18	9/30/17		9/30/16
Net asset value, beginning of period	$32.54	$35.00	$33.43	$29.36		$26.72

Income (loss) from investment operations
Net investment income (loss) (d)	$0.21	$0.36	$0.31	$0.29	(c)	$0.32
Net realized and unrealized gain (loss)	2.10	(0.82)	2.21	4.52		2.64
Total from investment operations	$2.31	$(0.46)	$2.52	$4.81		$2.96

Less distributions declared to shareholders
From net investment income	$(0.44)	$(0.29)	$(0.37)	$(0.44)		$(0.32)
From net realized gain	(0.52)	(1.71)	(0.58)	(0.30)		—
Total distributions declared to shareholders	$(0.96)	$(2.00)	$(0.95)	$(0.74)		$(0.32)
Net asset value, end of period (x)	$33.89	$32.54	$35.00	$33.43		$29.36
Total return (%) (r)(s)(t)(x)	7.10	(0.61)	7.65	16.98	(c)	11.16

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.04	1.04	1.05	1.07	(c)	1.12
Expenses after expense reductions (f)	1.03	1.03	1.04	1.05	(c)	1.08
Net investment income (loss)	0.66	1.14	0.87	0.96	(c)	1.15
Portfolio turnover	25	14	21	17		13
Net assets at end of period (000 omitted)	$260,005	$276,550	$318,571	$330,370		$312,467

Class R6	Year ended

	9/30/20	9/30/19	9/30/18	9/30/17		9/30/16
Net asset value, beginning of period	$33.64	$36.11	$34.45	$30.24		$27.51

Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.44	$0.37	$0.35	(c)	$0.38
Net realized and unrealized gain (loss)	2.13	(0.87)	2.27	4.64		2.70
Total from investment operations	$2.41	$(0.43)	$2.64	$4.99		$3.08

Less distributions declared to shareholders
From net investment income	$(0.47)	$(0.33)	$(0.40)	$(0.48)		$(0.35)
From net realized gain	(0.52)	(1.71)	(0.58)	(0.30)		—
Total distributions declared to shareholders	$(0.99)	$(2.04)	$(0.98)	$(0.78)		$(0.35)
Net asset value, end of period (x)	$35.06	$33.64	$36.11	$34.45		$30.24
Total return (%) (r)(s)(t)(x)	7.20	(0.47)	7.79	17.10	(c)	11.30

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.92	0.92	0.93	0.96	(c)	1.00
Expenses after expense reductions (f)	0.91	0.91	0.92	0.94	(c)	0.95
Net investment income (loss)	0.84	1.34	1.02	1.13	(c)	1.32
Portfolio turnover	25	14	21	17		13
Net assets at end of period (000 omitted)	$4,191,916	$3,385,991	$2,654,886	$2,131,042		$1,027,737

See Notes to Financial Statements

34

Financial Highlights – continued

Class 529A	Year ended

	9/30/20	9/30/19	9/30/18	9/30/17		9/30/16
Net asset value, beginning of period	$31.97	$34.42	$32.89	$28.90		$26.31

Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.29	$0.22	$0.22	(c)	$0.25
Net realized and unrealized gain (loss)	2.05	(0.83)	2.18	4.44		2.59
Total from investment operations	$2.18	$(0.54)	$2.40	$4.66		$2.84

Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.20)	$(0.29)	$(0.37)		$(0.25)
From net realized gain	(0.52)	(1.71)	(0.58)	(0.30)		—
Total distributions declared to shareholders	$(0.87)	$(1.91)	$(0.87)	$(0.67)		$(0.25)
Net asset value, end of period (x)	$33.28	$31.97	$34.42	$32.89		$28.90
Total return (%) (r)(s)(t)(x)	6.84	(0.88)	7.41	16.67	(c)	10.87

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.34	1.34	1.36	1.42	(c)	1.47
Expenses after expense reductions (f)	1.29	1.29	1.29	1.30	(c)	1.33
Net investment income (loss)	0.42	0.91	0.64	0.74	(c)	0.93
Portfolio turnover	25	14	21	17		13
Net assets at end of period (000 omitted)	$8,460	$8,131	$8,529	$7,540		$6,193

Class 529B	Year ended

	9/30/20	9/30/19	9/30/18	9/30/17		9/30/16
Net asset value, beginning of period	$30.11	$32.70	$31.15	$27.51		$24.85

Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.05	$0.20	$0.08	(c)	$0.20
Net realized and unrealized gain (loss)	1.94	(0.77)	2.08	4.22		2.46
Total from investment operations	$2.03	$(0.72)	$2.28	$4.30		$2.66

Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.16)	$(0.15)	$(0.36)		$—
From net realized gain	(0.52)	(1.71)	(0.58)	(0.30)		—
Total distributions declared to shareholders	$(0.66)	$(1.87)	$(0.73)	$(0.66)		$—
Net asset value, end of period (x)	$31.48	$30.11	$32.70	$31.15		$27.51
Total return (%) (r)(s)(t)(x)	6.75	(1.55)	7.43	16.19	(c)	10.70

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.38	1.97	1.31	1.79	(c)	1.61
Expenses after expense reductions (f)	1.37	1.95	1.27	1.71	(c)	1.50
Net investment income (loss)	0.29	0.17	0.62	0.30	(c)	0.76
Portfolio turnover	25	14	21	17		13
Net assets at end of period (000 omitted)	$149	$209	$269	$297		$330

See Notes to Financial Statements

35

Financial Highlights – continued

Class 529C	Year ended

	9/30/20	9/30/19	9/30/18	9/30/17		9/30/16
Net asset value, beginning of period	$29.71	$32.15	$30.78	$27.08		$24.66

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.12)	$0.03	$(0.06)	$(0.02	)(c)	$0.04
Net realized and unrealized gain (loss)	1.90	(0.76)	2.06	4.18		2.43
Total from investment operations	$1.78	$(0.73)	$2.00	$4.16		$2.47

Less distributions declared to shareholders
From net investment income	$(0.08)	$—	$(0.05)	$(0.16)		$(0.05)
From net realized gain	(0.52)	(1.71)	(0.58)	(0.30)		—
Total distributions declared to shareholders	$(0.60)	$(1.71)	$(0.63)	$(0.46)		$(0.05)
Net asset value, end of period (x)	$30.89	$29.71	$32.15	$30.78		$27.08
Total return (%) (r)(s)(t)(x)	5.99	(1.66)	6.56	15.75	(c)	10.03

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.09	2.09	2.11	2.17	(c)	2.22
Expenses after expense reductions (f)	2.08	2.08	2.08	2.10	(c)	2.12
Net investment income (loss)	(0.40)	0.09	(0.20)	(0.08	)(c)	0.14
Portfolio turnover	25	14	21	17		13
Net assets at end of period (000 omitted)	$1,200	$1,350	$1,686	$2,020		$1,909

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

36

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS International New Discovery Fund (the fund) is a diversified series of MFS Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, accounting, and auditing systems, and greater political, social, and economic instability than developed markets.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across

37

Notes to Financial Statements – continued

transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for

38

Notes to Financial Statements – continued

purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of September 30, 2020 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
Japan	$174,874,533	$1,930,235,678	$—	$2,105,110,211
United Kingdom	254,017,776	620,027,722	—	874,045,498
Germany	518,143,592	55,638,701	—	573,782,293
Australia	24,845,977	260,147,244	—	284,993,221
Netherlands	108,275,619	105,099,089	—	213,374,708
India	61,904,026	144,409,931	—	206,313,957
Switzerland	181,924,884	21,488,115	—	203,412,999
Hong Kong	22,168,892	175,316,841	—	197,485,733
France	84,697,248	108,048,933	—	192,746,181
Other Countries	1,108,214,712	771,689,306	—	1,879,904,018
Mutual Funds	44,618,223	—	—	44,618,223
Total	$2,583,685,482	$4,192,101,560	$—	$6,775,787,042

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

39

Notes to Financial Statements – continued

Security Loans – Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co., as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $3,496,902. The fair value of the fund’s investment securities on loan and a related liability of $2,814,890 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. Additionally, these loans were collateralized by U.S. Treasury Obligations of $900,688 held by the lending agent. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained

40

Notes to Financial Statements – continued

subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended September 30, 2020, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to passive foreign investment companies, wash sale loss deferrals, treating a portion of the proceeds from redemptions as a distribution for tax purposes, and foreign taxes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 9/30/20	Year ended 9/30/19
Ordinary income (including any short-term capital gains)	$91,000,636	$64,579,660
Long-term capital gains	109,001,356	303,450,632

Total distributions	$200,001,992	$368,030,292

41

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 9/30/20

Cost of investments	$5,182,665,574
Gross appreciation	2,156,957,891

Gross depreciation	(563,836,423)
Net unrealized appreciation (depreciation)	$1,593,121,468

Undistributed ordinary income	26,183,169
Undistributed long-term capital gain	230,422,136
Other temporary differences	(1,335,895)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. Class C and Class 529C shares will convert to Class A and Class 529A shares, respectively, approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 9/30/20	Year ended 9/30/19
Class A	$26,406,418	$62,150,447
Class B	169,796	650,897
Class C	1,112,066	4,078,231
Class I	56,642,556	115,003,468
Class R1	50,392	132,056
Class R2	1,025,511	2,247,366
Class R3	3,792,677	8,026,352
Class R4	7,982,678	17,885,611
Class R6	102,569,301	157,283,589
Class 529A	220,057	469,327
Class 529B	4,469	15,379
Class 529C	26,071	87,569
Total	$200,001,992	$368,030,292

42

Notes to Financial Statements – continued

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $500 million	0.975%
In excess of $500 million and up to $1 billion	0.925%
In excess of $1 billion and up to $3 billion	0.90%
In excess of $3 billion and up to $5 billion	0.85%
In excess of $5 billion and up to $10 billion	0.80%
In excess of $10 billion	0.75%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended September 30, 2020, this management fee reduction amounted to $725,154, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended September 30, 2020 was equivalent to an annual effective rate of 0.86% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $49,812 and $2,819 for the year ended September 30, 2020, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$2,324,076
Class B	0.75%	0.25%	1.00%	1.00%	76,670
Class C	0.75%	0.25%	1.00%	1.00%	495,590
Class R1	0.75%	0.25%	1.00%	1.00%	18,345
Class R2	0.25%	0.25%	0.50%	0.50%	157,897
Class R3	—	0.25%	0.25%	0.25%	348,475
Class 529A	—	0.25%	0.25%	0.21%	20,196
Class 529B	0.75%	0.25%	1.00%	0.29%	518
Class 529C	0.75%	0.25%	1.00%	1.00%	12,223
Total Distribution and Service Fees					$3,453,990

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The

43

Notes to Financial Statements – continued

distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2020 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates’ seed money. For the year ended September 30, 2020, this rebate amounted to $13,844, $108, $127, $15, $1, $3,155, and $32 for Class A, Class B, Class C, Class R2, Class R3, Class 529A, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations. For the period December 1, 2019 through September 30, 2020, the 0.75% distribution fee was not imposed for Class 529B shares due to the sales charge limitations contained in Financial Industry Regulatory Authority (“FINRA”) Rule 2341.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended September 30, 2020, were as follows:

Amount
Class A	$2,909
Class B	10,885
Class C	1,976
Class 529B	—
Class 529C	18

During the year ended September 30, 2020, to meet the requirements of FINRA Rule 2341, MFD returned $200 of the CDSC collected in the prior fiscal year for Class 529B which had the effect of further reducing the annual effective distribution fee rate for this class by 0.11%.

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended September 30, 2020, were as follows:

Fee
Class 529A	$4,039
Class 529B	90
Class 529C	612
Total Program Manager Fees	$4,741

44

Notes to Financial Statements – continued

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended September 30, 2020, the fee was $204,871, which equated to 0.0030% annually of the fund’s average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended September 30, 2020, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $3,869,729.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended September 30, 2020 was equivalent to an annual effective rate of 0.0085% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended September 30, 2020, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $215,526 and $704,690, respectively. The sales transactions resulted in net realized gains (losses) of $240,006.

(4) Portfolio Securities

For the year ended September 30, 2020, purchases and sales of investments, other than short-term obligations, aggregated $1,627,012,733 and $1,846,513,964, respectively.

45

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 9/30/20		Year ended 9/30/19

	Shares	Amount	Shares	Amount
Shares sold
Class A	2,600,496	$80,931,701	4,800,291	$152,094,394
Class B	776	24,640	41,626	1,260,250
Class C	59,247	1,820,573	210,535	6,294,886
Class I	6,380,843	208,231,953	25,396,305	834,838,227
Class R1	21,545	652,024	31,603	940,198
Class R2	197,296	6,106,880	524,828	16,205,806
Class R3	1,422,289	43,337,490	898,563	28,414,764
Class R4	1,497,904	46,286,463	2,046,856	63,717,424
Class R6	29,655,893	937,470,504	30,497,869	1,006,616,218
Class 529A	24,909	766,176	35,818	1,124,989
Class 529B	—	—	581	17,339
Class 529C	6,241	184,586	5,969	174,459
	41,867,439	$1,325,812,990	64,490,844	$2,111,698,954

Shares issued to shareholders in reinvestment of distributions
Class A	702,847	$23,784,330	1,939,000	$56,366,740
Class B	5,133	168,651	22,816	643,863
Class C	31,749	1,022,005	133,835	3,703,205
Class I	1,416,222	49,397,834	3,258,598	97,562,421
Class R1	1,611	50,392	4,897	132,037
Class R2	29,051	956,353	70,768	2,002,751
Class R3	113,163	3,792,099	278,693	8,026,352
Class R4	223,643	7,550,198	586,124	16,997,589
Class R6	2,760,920	96,328,499	4,999,594	149,737,848
Class 529A	6,624	220,057	16,439	469,327
Class 529B	142	4,469	569	15,379
Class 529C	840	26,071	3,280	87,569
	5,291,945	$183,300,958	11,314,613	$335,745,081

46

Notes to Financial Statements – continued

	Year ended 9/30/20		Year ended 9/30/19

	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(8,798,044)	$(276,566,703)	(8,788,160)	$(279,390,465)
Class B	(139,435)	(4,169,126)	(141,535)	(4,339,305)
Class C	(748,840)	(22,693,596)	(895,003)	(27,027,561)
Class I	(33,644,188)	(1,035,097,460)	(25,740,731)	(844,901,220)
Class R1	(48,405)	(1,510,330)	(35,360)	(1,022,229)
Class R2	(855,674)	(27,203,886)	(649,983)	(20,242,311)
Class R3	(1,401,881)	(44,428,680)	(1,290,262)	(40,756,378)
Class R4	(2,547,593)	(80,193,139)	(3,236,361)	(102,745,711)
Class R6	(13,531,532)	(436,269,431)	(8,345,483)	(272,338,063)
Class 529A	(31,618)	(1,008,514)	(45,742)	(1,440,979)
Class 529B	(2,336)	(69,535)	(2,446)	(71,714)
Class 529C	(13,662)	(389,492)	(16,255)	(468,838)
	(61,763,208)	$(1,929,599,892)	(49,187,321)	$(1,594,744,774)

Net change
Class A	(5,494,701)	$(171,850,672)	(2,048,869)	$(70,929,331)
Class B	(133,526)	(3,975,835)	(77,093)	(2,435,192)
Class C	(657,844)	(19,851,018)	(550,633)	(17,029,470)
Class I	(25,847,123)	(777,467,673)	2,914,172	87,499,428
Class R1	(25,249)	(807,914)	1,140	50,006
Class R2	(629,327)	(20,140,653)	(54,387)	(2,033,754)
Class R3	133,571	2,700,909	(113,006)	(4,315,262)
Class R4	(826,046)	(26,356,478)	(603,381)	(22,030,698)
Class R6	18,885,281	597,529,572	27,151,980	884,016,003
Class 529A	(85)	(22,281)	6,515	153,337
Class 529B	(2,194)	(65,066)	(1,296)	(38,996)
Class 529C	(6,581)	(178,835)	(7,006)	(206,810)
	(14,603,824)	$(420,485,944)	26,618,136	$852,699,261

Effective June 1, 2019, purchases of the fund’s Class B and Class 529B shares are closed to new and existing investors subject to certain exceptions. Effective at the close of business on November 29, 2019, purchases of the fund are closed to new investors subject to certain exceptions. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS International Diversification Fund, the MFS Growth Allocation Fund, and the MFS Aggressive Growth Allocation Fund were the owners of record of approximately 38%, 2%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Moderate Allocation Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, and the MFS Lifetime 2060 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

47

Notes to Financial Statements – continued

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended September 30, 2020, the fund’s commitment fee and interest expense were $32,616 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
Forterra PLC	$4,453,225	$36,987,624	$892,781	$(546,040)	$(5,003,659)	$34,998,369
MFS Institutional Money Market Portfolio	408,940,385	841,285,475	1,208,453,101	61,859	(31,285)	41,803,333
Midland Holdings Ltd.	5,372,769	—	—	—	(1,478,717)	3,894,052
Ridley Corp. NPV	7,599,882	5,625,368	—	—	(787,047)	12,438,203
T. Hasegawa Co. Ltd.	21,425,908	30,059,908	—	—	2,061,675	53,547,491
	$447,792,169	$913,958,375	$1,209,345,882	$(484,181)	$(5,239,033)	$146,681,448

Affiliated Issuers	Dividend Income	Capital Gain Distributions
Forterra PLC	$—	$—
MFS Institutional Money Market Portfolio	2,738,767	—
Midland Holdings Ltd.	—	—
Ridley Corp. NPV	371,469	—
T. Hasegawa Co. Ltd.	645,556	—
	$3,755,792	$—

(8) Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which

48

Notes to Financial Statements – continued

are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund’s investments and the fund’s performance.

(9) Subsequent Event

On October 2, 2020, the fund announced that effective December 21, 2020, the time period will be shortened for the automatic conversion of Class C and Class 529C shares to Class A and Class 529A shares, respectively, of the same fund, from approximately ten years to approximately eight years after purchase. On or about December 21, 2020 any Class C and Class 529C shares that have an original purchase date of December 31, 2012 or earlier will automatically convert to Class A or Class 529A shares, respectively, of the same fund. Please see the fund’s prospectus for details.

49

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of MFS International New Discovery Fund and the Board of Trustees of MFS Series Trust V

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS International New Discovery Fund (the “Fund”) (one of the funds constituting MFS Series Trust V (the “Trust”)), including the portfolio of investments, as of September 30, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust V) at September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included

50

Report of Independent Registered Public Accounting Firm – continued

evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

November 13, 2020

51

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of November 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 59)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 69)	Trustee	February 2014	133	Private investor; Financial Accounting Standards Advisory Council, Chairman (2014-2015)	N/A

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 66)	Trustee	March 2017	133	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 65)	Trustee	January 2009	133	Private investor	N/A

Peter D. Jones (age 65)	Trustee	January 2019	133	Private investor; Franklin Templeton Institutional, LLC (investment management), Chairman (since June 30, 2020); Franklin Templeton Distributors, Inc. (investment management), President (until 2015)	N/A

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
James W. Kilman, Jr. (age 59)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

Clarence Otis, Jr. (age 64)	Trustee	March 2017	133	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 64)	Trustee	May 2014	133	Private investor	N/A

Laurie J. Thomsen (age 63)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 52)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015)

James O. Yost (k) (age 60)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

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Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
David Antonelli Peter Fruzzetti Jose Luis Garcia Robert Lau Sandeep Mehta

58

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS International New Discovery Fund

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2020 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2019 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the

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Board Review of Investment Advisory Agreement – continued

Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2019, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 4th quintile for the one-year period and the 2nd quintile for the three-year period ended December 31, 2019 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report. In addition, the Trustees reviewed the Fund’s Class I total return performance relative to the Fund’s benchmark performance for the ten-, five-, three- and one-year periods ended December 31, 2019.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information

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Board Review of Investment Advisory Agreement – continued

provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Broadridge expense group median and the Fund’s total expense ratio was lower than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $500 million, $1 billion, $3 billion, $5 billion and $10 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life

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Board Review of Investment Advisory Agreement – continued

Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2020.

62

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests.

MFS provided a written report to the Board for consideration at its April 2020 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from the adoption of the Program on December 1, 2018 to December 31, 2019 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.

There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.

63

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling

1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2020 income tax forms in January 2021. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $153,753,000 as capital gain dividends paid during the fiscal year.

Income derived from foreign sources was $119,190,693. The fund intends to pass through foreign tax credits of $9,386,734 for the fiscal year.

64

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

65

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

66

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Annual Report

September 30, 2020

MFS® Research Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

MFR-ANN

MFS® Research Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIR

Dear Shareholders:

Markets experienced dramatic swings in early 2020 as the coronavirus pandemic brought the global economy to a standstill for several months. Optimism over the development of vaccines and therapeutics, along with a decline in cases in countries affected by the outbreak early on, brightened the economic and market outlook, as did the phased reopening of U.S. states. However, significant uncertainty remains. While policymakers and public health officials have learned a great deal about combating the virus, much remains unknown at a time when another wave of infections is underway. In the United States, political uncertainty eased after former Vice President Joe Biden was projected as the winner of the presidential election. Since the pandemic caused many jurisdictions to adopt mail-in voting for the first time, the counting of ballots has been slower than normal this cycle. Republicans appear likely to retain control of the Senate, though whether they do will not be known until a pair of early January runoff elections takes place in Georgia.

Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support, though in the U.S. some of those measures were allowed to lapse at the end of July as negotiators found themselves at an impasse over the scope of additional funding. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can also sow the seeds of instability. In the aftermath of the crisis, societal changes may be likely, as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our unique global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

November 13, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Microsoft Corp.	6.8%
Amazon.com, Inc.	5.7%
Alphabet, Inc., “A”	3.5%
Apple, Inc.	3.1%
Facebook, Inc., “A”	2.8%
Visa, Inc., “A”	2.5%
Adobe Systems, Inc.	2.1%
Salesforce.com, Inc.	2.1%
Johnson & Johnson	1.8%
Danaher Corp.	1.6%

Global equity sectors (k)
Technology	31.5%
Consumer Cyclicals	14.9%
Health Care (s)	14.0%
Financial Services	13.0%
Capital Goods	11.7%
Consumer Staples	5.2%
Energy	4.8%
Telecommunications/Cable Television (s)	3.9%

(k)	The sectors set forth above and the associated portfolio composition are based on MFS’ own custom sector classification methodology.
(s)	Includes securities sold short.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of September 30, 2020.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended September 30, 2020, Class A shares of the MFS Research Fund (fund) provided a total return of 13.48%, at net asset value. This compares with a return of 15.15% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (S&P 500 Index).

Market Environment

Markets experienced an extraordinarily sharp selloff and, in many cases, an unusually rapid recovery late in the period. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus. At this point, the global economy looks to have experienced the deepest, steepest and possibly shortest recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of the virus, what its continued impact will be and when vaccines or medicines will become available to prevent or treat it.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping to restore market function, ease volatility and stimulate a continued market rebound. Late in the period, the US Federal Reserve adopted a new, flexible average-inflation-targeting framework, which is expected to result in policy rates remaining at low levels for a longer period. In developed countries, monetary easing measures were complemented by large fiscal stimulus initiatives, although late in the period there was uncertainty surrounding the timing and scope of additional US recovery funding. Due to relatively manageable external liabilities and balances of payments in many countries, along with persistently low inflation, even emerging market countries were able to implement countercyclical policies – a departure from the usual market-dictated response to risk-off crises.

Compounding market uncertainty earlier in the pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in a price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. The OPEC+ group later agreed on output cuts, with shale oil producers in the United States also decreasing production, which, along with the gradual reopening of some major economies and the resultant boost in demand, helped stabilize the price of crude oil.

As has often been the case in a crisis, market vulnerabilities have been revealed. For example, companies that have added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks have, in many cases, halted share repurchases and cut dividends, while some firms have been forced to recapitalize.

Detractors from Performance

Stock selection in the technology sector was a primary detractor from performance relative to the S&P 500 Index. Within this sector, the fund’s underweight positions in

3

Management Review – continued

computer and personal electronics maker Apple and semiconductor company Intel held back relative results. Despite headwinds related to COVID-19, the share price of Apple appreciated steadily during the period. The company’s product demand was stronger than expected, driven by higher online sales and service revenue, and an all-time record in revenue from its App Store. Additionally, the shift toward work-from-home and remote learning helped to support strong iPhone and iPad sales. Not owning shares of computer graphics processors maker NVIDIA and digital payment technology developer PayPal further weighed on relative returns. The share price of NVIDIA benefited from better-than-expected demand for its Data Center products and Gaming segment. Additionally, management pointed to a stronger growth outlook in its automotive segment as the car industry transitions from basic computing to complex visual and software needs.

Although security selection in the health care sector weighed on relative performance, there were no individual stocks within this sector that were among the fund’s largest relative detractors during the period.

Stocks in other sectors that detracted from relative returns included the fund’s position in integrated oil company BP (b) (United Kingdom), and overweight positions in banking services provider Truist Financial, commercial and personal property and casualty insurance provider Chubb and financial services providers Charles Schwab and U.S. Bancorp. The share price of BP suffered from a material change in oil prices and above-sector average debt-to-equity ratio. BP also announced an impairment charge and write-offs, alongside a 50% dividend cut due to a fall in demand, driven by the negative economic impact caused by the COVID-19 virus. Additionally, not owning shares of strong-performing internet TV shows and movie subscription services provider Netflix held back relative results.

Contributors to Performance

During the reporting period, stock selection in both the consumer cyclicals and capital goods sectors contributed to relative performance. Within the consumer cyclicals sector, an overweight position in internet retailer Amazon.com supported relative returns. Within the capital goods sector, an underweight position in aerospace company Boeing (h) boosted relative results. The share price of Boeing declined as the travel and airline industries came under intense pressure amid the outbreak of the COVID-19 virus, which resulted in widespread travel restrictions across the globe and ultimately led the company to suspend production.

Stock selection in the telecommunications/cable television sector also benefited relative results. Within this sector, not owning shares of telecommunication services provider AT&T helped relative returns. The share price of AT&T traded lower during the period, as the company reported weaker-than-expected earnings, owing to lower cable-network advertising revenue and foreign exchange headwinds, paired with uncertainty stirred by COVID-19 market disruptions.

Elsewhere, not owning shares of integrated oil and gas company Exxon Mobil, diversified financial services firm Wells Fargo, integrated energy company Chevron and global financial services firm JPMorgan Chase aided relative returns. The share price of Exxon Mobil suffered during the period as oil and gas prices came under significant pressure due to lower demand caused by COVID-19 disruptions and the oil price war

4

Management Review – continued

between Saudi Arabia and Russia. Disappointing chemical and refining margins, as well as higher costs, also affected its share price. Additionally, overweight positions in software company Adobe Systems, customer information software manager salesforce.com and healthcare equipment manufacturer Danaher further supported relative performance.

Respectfully,

Portfolio Manager(s)

Joseph MacDougall

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 9/30/20

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 9/30/20

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	10/13/71	13.48%	13.78%	13.15%
B	9/07/93	12.61%	12.93%	12.31%
C	1/03/94	12.62%	12.93%	12.31%
I	1/02/97	13.76%	14.07%	13.44%
R1	4/01/05	12.62%	12.93%	12.31%
R2	10/31/03	13.19%	13.50%	12.87%
R3	4/01/05	13.46%	13.78%	13.15%
R4	4/01/05	13.76%	14.07%	13.43%
R6	5/01/06	13.85%	14.16%	13.50%

Comparative benchmark(s)
Standard & Poor’s 500 Stock Index (f)		15.15%	14.15%	13.74%

Average annual with sales charge
A With Initial Sales Charge (5.75%)		6.96%	12.44%	12.49%
B With CDSC (Declining over six years from 4% to 0%) (v)		8.61%	12.68%	12.31%
C With CDSC (1% for 12 months) (v)		11.62%	12.93%	12.31%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

On May 30, 2012, Class W shares were redesignated Class R5 shares. Total returns for Class R5 shares prior to May 30, 2012 reflect the performance history of Class W shares which had different fees and expenses than Class R5 shares. Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance. “Standard & Poor’s®” and “S&P®” are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by MFS. MFS’s product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).

7

Performance Summary – continued

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, April 1, 2020 through September 30, 2020

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2020 through September 30, 2020.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 4/01/20	Ending Account Value 9/30/20	Expenses Paid During Period (p) 4/01/20-9/30/20
A	Actual	0.79%	$1,000.00	$1,291.40	$4.53
	Hypothetical (h)	0.79%	$1,000.00	$1,021.05	$3.99
B	Actual	1.54%	$1,000.00	$1,286.39	$8.80
	Hypothetical (h)	1.54%	$1,000.00	$1,017.30	$7.77
C	Actual	1.55%	$1,000.00	$1,286.48	$8.86
	Hypothetical (h)	1.55%	$1,000.00	$1,017.25	$7.82
I	Actual	0.55%	$1,000.00	$1,293.31	$3.15
	Hypothetical (h)	0.55%	$1,000.00	$1,022.25	$2.78
R1	Actual	1.55%	$1,000.00	$1,286.72	$8.86
	Hypothetical (h)	1.55%	$1,000.00	$1,017.25	$7.82
R2	Actual	1.05%	$1,000.00	$1,290.13	$6.01
	Hypothetical (h)	1.05%	$1,000.00	$1,019.75	$5.30
R3	Actual	0.80%	$1,000.00	$1,291.30	$4.58
	Hypothetical (h)	0.80%	$1,000.00	$1,021.00	$4.04
R4	Actual	0.55%	$1,000.00	$1,293.07	$3.15
	Hypothetical (h)	0.55%	$1,000.00	$1,022.25	$2.78
R6	Actual	0.48%	$1,000.00	$1,293.77	$2.75
	Hypothetical (h)	0.48%	$1,000.00	$1,022.60	$2.43

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Expense ratios include 0.01% of investment related expenses from short sales (See Note 2 of the Notes to Financial Statements).

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class A shares, this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

10

PORTFOLIO OF INVESTMENTS

9/30/20

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
Common Stocks - 99.4%
Aerospace - 2.2%
Honeywell International, Inc.	440,367	$72,488,812
L3Harris Technologies, Inc.	229,564	38,989,150
Northrop Grumman Corp.	111,349	35,129,496

		$146,607,458
Alcoholic Beverages - 0.5%
Constellation Brands, Inc., “A”	164,161	$31,110,151

Apparel Manufacturers - 1.5%
NIKE, Inc., “B”	785,607	$98,625,103

Biotechnology - 0.8%
Adaptive Biotechnologies Corp. (a)	158,615	$7,713,447
Illumina, Inc. (a)	144,062	44,526,683

		$52,240,130
Brokerage & Asset Managers - 1.7%
Cboe Global Markets, Inc.	187,653	$16,464,674
Charles Schwab Corp.	1,978,702	71,688,374
NASDAQ, Inc.	181,169	22,231,248

		$110,384,296
Business Services - 4.9%
Accenture PLC, “A”	247,967	$56,038,062
Fidelity National Information Services, Inc.	640,871	94,342,620
Fiserv, Inc. (a)	721,150	74,314,508
Global Payments, Inc.	332,242	58,999,534
Verisk Analytics, Inc., “A”	215,934	40,014,730

		$323,709,454
Cable TV - 2.3%
Charter Communications, Inc., “A” (a)	111,877	$69,849,286
Comcast Corp., “A”	1,799,673	83,252,873

		$153,102,159
Chemicals - 0.5%
FMC Corp.	338,241	$35,823,104

Computer Software - 12.2%
Adobe Systems, Inc. (a)	282,631	$138,610,721
Atlassian Corp. PLC, “A” (a)	145,475	26,445,900

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued

Computer Software - continued
Cadence Design Systems, Inc. (a)	547,736	$58,405,090
Microsoft Corp. (s)	2,117,037	445,276,392
salesforce.com, inc. (a)	544,484	136,839,719

		$805,577,822
Computer Software - Systems - 4.4%
Apple, Inc.	1,779,479	$206,081,463
Constellation Software, Inc.	38,118	42,357,055
EPAM Systems, Inc. (a)	120,436	38,934,550

		$287,373,068
Construction - 3.4%
AZEK Co. LLC (a)	468,814	$16,319,415
D.R. Horton, Inc.	478,332	36,176,249
Masco Corp.	1,059,782	58,425,782
Otis Worldwide Corp.	485,536	30,307,157
Sherwin-Williams Co.	71,949	50,129,746
Vulcan Materials Co.	225,073	30,506,395

		$221,864,744
Consumer Products - 1.5%
Colgate-Palmolive Co.	705,969	$54,465,509
Kimberly-Clark Corp.	315,276	46,553,654

		$101,019,163
Electrical Equipment - 1.2%
HD Supply Holdings, Inc. (a)	678,197	$27,968,844
Sensata Technologies Holding PLC (a)	648,462	27,974,651
TE Connectivity Ltd.	249,137	24,350,650

		$80,294,145
Electronics - 2.9%
Applied Materials, Inc.	633,945	$37,688,030
Intel Corp.	1,784,474	92,400,064
NXP Semiconductors N.V.	504,713	62,993,230

		$193,081,324
Energy - Independent - 1.0%
ConocoPhillips	726,236	$23,849,590
Diamondback Energy, Inc.	235,959	7,107,085
Pioneer Natural Resources Co.	224,250	19,283,257
Valero Energy Corp.	349,236	15,128,904

		$65,368,836

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Energy - Integrated - 0.5%
BP PLC, ADR	1,923,295	$33,580,731

Food & Beverages - 2.5%
Hostess Brands, Inc. (a)	1,517,129	$18,706,200
Mondelez International, Inc.	1,093,444	62,818,358
PepsiCo, Inc.	595,830	82,582,038

		$164,106,596
Food & Drug Stores - 1.6%
Wal-Mart Stores, Inc.	737,877	$103,236,371

Gaming & Lodging - 0.4%
Marriott International, Inc., “A”	86,830	$8,038,721
Wyndham Hotels & Resorts, Inc.	410,874	20,749,137

		$28,787,858
General Merchandise - 1.1%
Dollar General Corp.	348,625	$73,078,773

Health Maintenance Organizations - 1.7%
Cigna Corp.	335,097	$56,768,783
Humana, Inc.	130,982	54,212,140

		$110,980,923
Insurance - 2.8%
AON PLC	481,080	$99,246,804
Chubb Ltd.	431,007	50,048,533
Reinsurance Group of America, Inc.	323,404	30,784,827
Willis Towers Watson PLC	32,789	6,846,999

		$186,927,163
Internet - 6.3%
Alphabet, Inc., “A” (a)(s)	156,910	$229,967,296
Facebook, Inc., “A” (a)(s)	711,985	186,468,872

		$416,436,168
Leisure & Toys - 1.1%
Electronic Arts, Inc. (a)	544,338	$70,987,119

Machinery & Tools - 1.5%
Ingersoll Rand, Inc. (a)	1,016,887	$36,201,177
Roper Technologies, Inc.	119,078	47,048,909
Trane Technologies PLC	145,174	17,602,347

		$100,852,433

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Major Banks - 2.7%
Bank of America Corp.	3,410,819	$82,166,630
Goldman Sachs Group, Inc.	354,070	71,157,448
PNC Financial Services Group, Inc.	200,296	22,014,533

		$175,338,611
Medical & Health Technology & Services - 1.7%
ICON PLC (a)	214,059	$40,904,534
McKesson Corp.	244,622	36,431,555
PRA Health Sciences, Inc. (a)	155,387	15,762,457
Quest Diagnostics, Inc.	170,374	19,506,119

		$112,604,665
Medical Equipment - 5.1%
Becton, Dickinson and Co.	257,717	$59,965,592
Boston Scientific Corp. (a)	1,363,985	52,117,867
Danaher Corp.	498,713	107,387,870
Medtronic PLC	753,521	78,305,902
STERIS PLC	205,550	36,215,855

		$333,993,086
Natural Gas - Distribution - 0.4%
Sempra Energy	195,615	$23,152,991

Natural Gas - Pipeline - 0.3%
Enterprise Products Partners LP	1,277,842	$20,177,125

Network & Telecom - 0.7%
Equinix, Inc., REIT	56,741	$43,130,536

Oil Services - 0.1%
Core Laboratories N.V.	213,808	$3,262,710

Other Banks & Diversified Financials - 4.6%
Northern Trust Corp.	515,342	$40,181,216
Truist Financial Corp.	1,688,443	64,245,256
U.S. Bancorp	898,526	32,212,157
Visa, Inc., “A”	814,939	162,963,352

		$299,601,981
Pharmaceuticals - 4.9%
Eli Lilly & Co.	410,255	$60,725,945
Johnson & Johnson	785,285	116,913,231
Merck & Co., Inc.	1,090,809	90,482,607
Zoetis, Inc.	311,265	51,473,893

		$319,595,676

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Railroad & Shipping - 1.7%
Canadian Pacific Railway Ltd.	194,139	$59,101,736
Kansas City Southern Co.	280,457	50,715,039

		$109,816,775
Real Estate - 1.3%
Public Storage, Inc., REIT	193,695	$43,139,750
STORE Capital Corp., REIT	1,472,569	40,392,568

		$83,532,318
Restaurants - 1.5%
Starbucks Corp.	958,145	$82,323,818
Texas Roadhouse, Inc.	320,224	19,466,417

		$101,790,235
Specialty Chemicals - 1.1%
Air Products & Chemicals, Inc.	101,690	$30,289,384
DuPont de Nemours, Inc.	776,384	43,073,784

		$73,363,168
Specialty Stores - 7.6%
Amazon.com, Inc. (a)	118,101	$371,868,162
AutoZone, Inc. (a)	40,089	47,210,410
Home Depot, Inc.	118,936	33,029,716
Ross Stores, Inc.	511,874	47,768,082

		$499,876,370
Telecommunications - Wireless - 1.9%
American Tower Corp., REIT	156,056	$37,723,417
SBA Communications Corp., REIT	129,281	41,173,413
T-Mobile USA, Inc. (a)	405,865	46,414,721

		$125,311,551
Tobacco - 0.7%
Philip Morris International, Inc.	609,464	$45,703,705

Utilities - Electric Power - 2.6%
American Electric Power Co., Inc.	476,614	$38,953,662
CMS Energy Corp.	616,010	37,829,174
Duke Energy Corp.	520,661	46,109,738
NextEra Energy, Inc.	178,075	49,426,497

		$172,319,071
Total Common Stocks (Identified Cost, $4,310,921,311)		$6,537,725,666

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Investment Companies (h) - 1.0%
Money Market Funds - 1.0%
MFS Institutional Money Market Portfolio, 0.1% (v) (Identified Cost, $67,432,432)	67,432,432	$67,432,432

Securities Sold Short - (0.4)%
Medical & Health Technology & Services - (0.1)%
Healthcare Services Group, Inc.	(403,047)	$(8,677,602)

Telecommunications - Wireless - (0.3)%
Crown Castle International Corp., REIT	(116,649)	$(19,422,059)
Total Securities Sold Short (Proceeds Received, $22,654,623)		$(28,099,661)

Other Assets, Less Liabilities - 0.0%		55,752
Net Assets - 100.0%		$6,577,114,189

(a)	Non-income producing security.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $67,432,432 and $6,537,725,666, respectively.

(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short.
(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

At September 30, 2020, the fund had cash collateral of $77,082 and other liquid securities with an aggregate value of $66,441,383 to cover any collateral or margin obligations for securities sold short. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 9/30/20

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $4,310,921,311)	$6,537,725,666
Investments in affiliated issuers, at value (identified cost, $67,432,432)	67,432,432
Cash	32,296
Deposits with brokers for
Securities sold short	77,082
Receivables for
Investments sold	15,098,990
Fund shares sold	6,707,544
Dividends	5,949,916
Receivable from distributor	6,621
Other assets	2,128
Total assets	$6,633,032,675

Liabilities
Payables for
Securities sold short, at value (proceeds received, $22,654,623)	$28,099,661
Investments purchased	13,774,394
Fund shares reacquired	11,921,740
Payable to affiliates
Investment adviser	151,387
Administrative services fee	3,072
Shareholder servicing costs	1,733,926
Payable for independent Trustees’ compensation	17,350
Accrued expenses and other liabilities	216,956
Total liabilities	$55,918,486
Net assets	$6,577,114,189

Net assets consist of
Paid-in capital	$4,022,687,454
Total distributable earnings (loss)	2,554,426,735
Net assets	$6,577,114,189
Shares of beneficial interest outstanding	133,407,468

17

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,290,400,674	26,516,794	$48.66
Class B	13,372,922	308,177	43.39
Class C	70,784,912	1,645,410	43.02
Class I	3,492,027,313	69,719,322	50.09
Class R1	3,595,791	85,325	42.14
Class R2	19,726,230	421,712	46.78
Class R3	40,433,793	838,327	48.23
Class R4	14,245,981	292,482	48.71
Class R6	1,632,526,573	33,579,919	48.62

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $51.63 [100 / 94.25 x $48.66]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF OPERATIONS

Year ended 9/30/20

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$91,247,500
Dividends from affiliated issuers	505,359
Other	396,687
Income on securities loaned	310,827
Foreign taxes withheld	(241,246)
Total investment income	$92,219,127
Expenses
Management fee	$25,905,920
Distribution and service fees	4,631,145
Shareholder servicing costs	3,837,249
Administrative services fee	572,331
Independent Trustees’ compensation	75,191
Custodian fee	223,087
Shareholder communications	163,785
Audit and tax fees	58,554
Legal fees	52,146
Dividend and interest expense on securities sold short	1,007,678
Interest expense and fees	31,021
Miscellaneous	294,340
Total expenses	$36,852,447
Fees paid indirectly	(306)
Reduction of expenses by distributor	(138,200)
Net expenses	$36,713,941
Net investment income (loss)	$55,505,186

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$351,973,386
Affiliated issuers	(9,705)
Foreign currency	3,115
Net realized gain (loss)	$351,966,796
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$400,617,256
Affiliated issuers	(984)
Securities sold short	(2,094,272)
Translation of assets and liabilities in foreign currencies	(482)
Net unrealized gain (loss)	$398,521,518
Net realized and unrealized gain (loss)	$750,488,314
Change in net assets from operations	$805,993,500

See Notes to Financial Statements

19

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	9/30/20	9/30/19
Change in net assets

From operations
Net investment income (loss)	$55,505,186	$59,297,683
Net realized gain (loss)	351,966,796	166,314,703
Net unrealized gain (loss)	398,521,518	128,370,536
Change in net assets from operations	$805,993,500	$353,982,922
Total distributions to shareholders	$(231,258,947)	$(571,518,557)
Change in net assets from fund share transactions	$104,049,057	$275,632,415
Total change in net assets	$678,783,610	$58,096,780

Net assets
At beginning of period	5,898,330,579	5,840,233,799
At end of period	$6,577,114,189	$5,898,330,579

See Notes to Financial Statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	9/30/20	9/30/19	9/30/18	9/30/17		9/30/16
Net asset value, beginning of period	$44.50	$46.73	$43.26	$38.88		$36.37

Income (loss) from investment operations
Net investment income (loss) (d)	$0.33	$0.37	$0.35	$0.33	(c)	$0.46
Net realized and unrealized gain (loss)	5.52	1.90	6.83	6.15		4.56
Total from investment operations	$5.85	$2.27	$7.18	$6.48		$5.02

Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.28)	$(0.46)	$(0.38)		$(0.29)
From net realized gain	(1.34)	(4.22)	(3.25)	(1.72)		(2.22)
Total distributions declared to shareholders	$(1.69)	$(4.50)	$(3.71)	$(2.10)		$(2.51)
Net asset value, end of period (x)	$48.66	$44.50	$46.73	$43.26		$38.88
Total return (%) (r)(s)(t)(x)	13.46	6.46	17.51	17.46	(c)	14.39

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.79	0.80	0.82	0.82	(c)	0.83
Expenses after expense reductions (f)	0.78	0.79	0.81	0.82	(c)	0.82
Net investment income (loss)	0.72	0.89	0.81	0.82	(c)	1.25
Portfolio turnover	36	32	33	38		47
Net assets at end of period (000 omitted)	$1,290,401	$1,452,740	$1,456,897	$2,643,928		$2,331,409

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.77	0.77	0.80	0.81	(c)	0.82
See Notes to Financial Statements

21

Financial Highlights – continued

Class B	Year ended

	9/30/20	9/30/19	9/30/18	9/30/17		9/30/16
Net asset value, beginning of period	$39.84	$42.40	$39.55	$35.70		$33.56

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$0.05	$0.03	$0.03	(c)	$0.16
Net realized and unrealized gain (loss)	4.93	1.66	6.21	5.64		4.21
Total from investment operations	$4.92	$1.71	$6.24	$5.67		$4.37

Less distributions declared to shareholders
From net investment income	$(0.03)	$(0.05)	$(0.14)	$(0.10)		$(0.01)
From net realized gain	(1.34)	(4.22)	(3.25)	(1.72)		(2.22)
Total distributions declared to shareholders	$(1.37)	$(4.27)	$(3.39)	$(1.82)		$(2.23)
Net asset value, end of period (x)	$43.39	$39.84	$42.40	$39.55		$35.70
Total return (%) (r)(s)(t)(x)	12.61	5.63	16.65	16.59	(c)	13.54

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.54	1.55	1.57	1.57	(c)	1.58
Expenses after expense reductions (f)	1.54	1.54	1.56	1.57	(c)	1.57
Net investment income (loss)	(0.03)	0.14	0.06	0.07	(c)	0.47
Portfolio turnover	36	32	33	38		47
Net assets at end of period (000 omitted)	$13,373	$17,765	$21,445	$22,131		$24,104

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.52	1.52	1.55	1.56	(c)	1.57

See Notes to Financial Statements

22

Financial Highlights – continued

Class C	Year ended

	9/30/20	9/30/19	9/30/18	9/30/17		9/30/16
Net asset value, beginning of period	$39.53	$42.05	$39.27	$35.48		$33.39

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$0.05	$0.01	$0.03	(c)	$0.16
Net realized and unrealized gain (loss)	4.90	1.65	6.17	5.60		4.17
Total from investment operations	$4.89	$1.70	$6.18	$5.63		$4.33

Less distributions declared to shareholders
From net investment income	$(0.06)	$—	$(0.15)	$(0.12)		$(0.02)
From net realized gain	(1.34)	(4.22)	(3.25)	(1.72)		(2.22)
Total distributions declared to shareholders	$(1.40)	$(4.22)	$(3.40)	$(1.84)		$(2.24)
Net asset value, end of period (x)	$43.02	$39.53	$42.05	$39.27		$35.48
Total return (%) (r)(s)(t)(x)	12.62	5.64	16.62	16.61	(c)	13.51

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.55	1.55	1.57	1.57	(c)	1.58
Expenses after expense reductions (f)	1.54	1.55	1.56	1.57	(c)	1.58
Net investment income (loss)	(0.03)	0.13	0.03	0.07	(c)	0.49
Portfolio turnover	36	32	33	38		47
Net assets at end of period (000 omitted)	$70,785	$71,371	$78,122	$133,255		$134,406

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.53	1.53	1.55	1.56	(c)	1.57

See Notes to Financial Statements

23

Financial Highlights – continued

Class I	Year ended

	9/30/20	9/30/19	9/30/18	9/30/17		9/30/16
Net asset value, beginning of period	$45.74	$48.03	$44.35	$39.81		$37.18

Income (loss) from investment operations
Net investment income (loss) (d)	$0.45	$0.49	$0.50	$0.44	(c)	$0.57
Net realized and unrealized gain (loss)	5.70	1.93	6.99	6.29		4.66
Total from investment operations	$6.15	$2.42	$7.49	$6.73		$5.23

Less distributions declared to shareholders
From net investment income	$(0.46)	$(0.49)	$(0.56)	$(0.47)		$(0.38)
From net realized gain	(1.34)	(4.22)	(3.25)	(1.72)		(2.22)
Total distributions declared to shareholders	$(1.80)	$(4.71)	$(3.81)	$(2.19)		$(2.60)
Net asset value, end of period (x)	$50.09	$45.74	$48.03	$44.35		$39.81
Total return (%) (r)(s)(t)(x)	13.76	6.68	17.83	17.74	(c)	14.68

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.55	0.55	0.57	0.57	(c)	0.58
Expenses after expense reductions (f)	N/A	N/A	N/A	0.57	(c)	0.58
Net investment income (loss)	0.97	1.13	1.09	1.07	(c)	1.52
Portfolio turnover	36	32	33	38		47
Net assets at end of period (000 omitted)	$3,492,027	$2,835,696	$2,752,743	$1,065,739		$927,500

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.53	0.53	0.56	0.56	(c)	0.57

See Notes to Financial Statements

24

Financial Highlights – continued

Class R1	Year ended

	9/30/20	9/30/19	9/30/18	9/30/17		9/30/16
Net asset value, beginning of period	$38.72	$41.37	$38.69	$34.99		$32.95

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.02)	$0.04	$0.03	$0.02	(c)	$0.17
Net realized and unrealized gain (loss)	4.81	1.60	6.06	5.52		4.11
Total from investment operations	$4.79	$1.64	$6.09	$5.54		$4.28

Less distributions declared to shareholders
From net investment income	$(0.03)	$(0.07)	$(0.16)	$(0.12)		$(0.02)
From net realized gain	(1.34)	(4.22)	(3.25)	(1.72)		(2.22)
Total distributions declared to shareholders	$(1.37)	$(4.29)	$(3.41)	$(1.84)		$(2.24)
Net asset value, end of period (x)	$42.14	$38.72	$41.37	$38.69		$34.99
Total return (%) (r)(s)(t)(x)	12.62	5.62	16.64	16.59	(c)	13.53

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.54	1.55	1.57	1.57	(c)	1.58
Expenses after expense reductions (f)	N/A	N/A	N/A	1.57	(c)	1.58
Net investment income (loss)	(0.04)	0.12	0.07	0.07	(c)	0.50
Portfolio turnover	36	32	33	38		47
Net assets at end of period (000 omitted)	$3,596	$4,187	$4,947	$4,189		$4,500

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.53	1.53	1.56	1.56	(c)	1.57

See Notes to Financial Statements

25

Financial Highlights – continued

Class R2	Year ended

	9/30/20	9/30/19	9/30/18	9/30/17		9/30/16
Net asset value, beginning of period	$42.85	$45.23	$41.97	$37.77		$35.37

Income (loss) from investment operations
Net investment income (loss) (d)	$0.20	$0.25	$0.24	$0.22	(c)	$0.35
Net realized and unrealized gain (loss)	5.33	1.82	6.60	5.98		4.44
Total from investment operations	$5.53	$2.07	$6.84	$6.20		$4.79

Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.23)	$(0.33)	$(0.28)		$(0.17)
From net realized gain	(1.34)	(4.22)	(3.25)	(1.72)		(2.22)
Total distributions declared to shareholders	$(1.60)	$(4.45)	$(3.58)	$(2.00)		$(2.39)
Net asset value, end of period (x)	$46.78	$42.85	$45.23	$41.97		$37.77
Total return (%) (r)(s)(t)(x)	13.19	6.18	17.21	17.19	(c)	14.10

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.04	1.05	1.07	1.07	(c)	1.08
Expenses after expense reductions (f)	N/A	N/A	N/A	1.07	(c)	1.08
Net investment income (loss)	0.47	0.63	0.56	0.57	(c)	0.97
Portfolio turnover	36	32	33	38		47
Net assets at end of period (000 omitted)	$19,726	$21,738	$21,137	$26,054		$27,545

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.03	1.03	1.06	1.06	(c)	1.07

See Notes to Financial Statements

26

Financial Highlights – continued

Class R3	Year ended

	9/30/20	9/30/19	9/30/18	9/30/17		9/30/16
Net asset value, beginning of period	$44.12	$46.46	$43.02	$38.67		$36.17

Income (loss) from investment operations
Net investment income (loss) (d)	$0.32	$0.37	$0.36	$0.33	(c)	$0.46
Net realized and unrealized gain (loss)	5.48	1.86	6.77	6.11		4.53
Total from investment operations	$5.80	$2.23	$7.13	$6.44		$4.99

Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.35)	$(0.44)	$(0.37)		$(0.27)
From net realized gain	(1.34)	(4.22)	(3.25)	(1.72)		(2.22)
Total distributions declared to shareholders	$(1.69)	$(4.57)	$(3.69)	$(2.09)		$(2.49)
Net asset value, end of period (x)	$48.23	$44.12	$46.46	$43.02		$38.67
Total return (%) (r)(s)(t)(x)	13.46	6.44	17.50	17.46	(c)	14.39

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.79	0.80	0.82	0.82	(c)	0.83
Expenses after expense reductions (f)	N/A	N/A	N/A	0.82	(c)	0.83
Net investment income (loss)	0.72	0.88	0.81	0.83	(c)	1.24
Portfolio turnover	36	32	33	38		47
Net assets at end of period (000 omitted)	$40,434	$44,941	$45,930	$45,780		$56,488

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.78	0.78	0.81	0.81	(c)	0.82

See Notes to Financial Statements

27

Financial Highlights – continued

Class R4	Year ended

	9/30/20	9/30/19	9/30/18	9/30/17		9/30/16
Net asset value, beginning of period	$44.53	$46.88	$43.31	$38.91		$36.40

Income (loss) from investment operations
Net investment income (loss) (d)	$0.43	$0.47	$0.43	$0.43	(c)	$0.56
Net realized and unrealized gain (loss)	5.55	1.88	6.88	6.16		4.55
Total from investment operations	$5.98	$2.35	$7.31	$6.59		$5.11

Less distributions declared to shareholders
From net investment income	$(0.46)	$(0.48)	$(0.49)	$(0.47)		$(0.38)
From net realized gain	(1.34)	(4.22)	(3.25)	(1.72)		(2.22)
Total distributions declared to shareholders	$(1.80)	$(4.70)	$(3.74)	$(2.19)		$(2.60)
Net asset value, end of period (x)	$48.71	$44.53	$46.88	$43.31		$38.91
Total return (%) (r)(s)(t)(x)	13.76	6.69	17.84	17.77	(c)	14.66

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.54	0.55	0.57	0.57	(c)	0.58
Expenses after expense reductions (f)	N/A	N/A	N/A	0.57	(c)	0.58
Net investment income (loss)	0.97	1.13	0.97	1.08	(c)	1.52
Portfolio turnover	36	32	33	38		47
Net assets at end of period (000 omitted)	$14,246	$16,869	$17,148	$49,141		$57,922

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.53	0.53	0.56	0.56	(c)	0.57

See Notes to Financial Statements

28

Financial Highlights – continued

Class R6	Year ended

	9/30/20	9/30/19	9/30/18	9/30/17		9/30/16
Net asset value, beginning of period	$44.44	$46.82	$43.33	$38.94		$36.42

Income (loss) from investment operations
Net investment income (loss) (d)	$0.47	$0.50	$0.51	$0.46	(c)	$0.58
Net realized and unrealized gain (loss)	5.53	1.86	6.83	6.16		4.58
Total from investment operations	$6.00	$2.36	$7.34	$6.62		$5.16

Less distributions declared to shareholders
From net investment income	$(0.48)	$(0.52)	$(0.60)	$(0.51)		$(0.42)
From net realized gain	(1.34)	(4.22)	(3.25)	(1.72)		(2.22)
Total distributions declared to shareholders	$(1.82)	$(4.74)	$(3.85)	$(2.23)		$(2.64)
Net asset value, end of period (x)	$48.62	$44.44	$46.82	$43.33		$38.94
Total return (%) (r)(s)(t)(x)	13.85	6.75	17.92	17.86	(c)	14.80

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.48	0.48	0.48	0.49	(c)	0.48
Expenses after expense reductions (f)	N/A	N/A	N/A	0.49	(c)	0.48
Net investment income (loss)	1.04	1.19	1.15	1.16	(c)	1.57
Portfolio turnover	36	32	33	38		47
Net assets at end of period (000 omitted)	$1,632,527	$1,433,024	$1,441,866	$1,393,491		$1,374,807

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.46	0.46	0.47	0.47	(c)	0.48

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

29

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Research Fund (the fund) is a diversified series of MFS Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities and equity securities sold short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity

30

Notes to Financial Statements – continued

securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities sold short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

31

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of September 30, 2020 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$6,537,725,666	$—	$—	$6,537,725,666
Mutual Funds	67,432,432	—	—	67,432,432
Total	$6,605,158,098	$—	$—	$6,605,158,098
Securities Sold Short	$(28,099,661)	$—	$—	$(28,099,661)

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended September 30, 2020, this expense amounted to $1,007,678. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Security Loans – Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co., as lending agent, loans the securities of the fund to certain

32

Notes to Financial Statements – continued

qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At September 30, 2020, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

33

Notes to Financial Statements – continued

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended September 30, 2020, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to wash sale loss deferrals, treating a portion of the proceeds from redemptions as a distribution for tax purposes and partnership adjustments.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 9/30/20	Year ended 9/30/19
Ordinary income (including any short-term capital gains)	$71,259,895	$79,979,245
Long-term capital gains	159,999,052	491,539,312

Total distributions	$231,258,947	$571,518,557

34

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 9/30/20

Cost of investments	$4,369,552,372
Gross appreciation	2,430,019,376

Gross depreciation	(222,513,311)
Net unrealized appreciation (depreciation)	$2,207,506,065

Undistributed ordinary income	40,190,903
Undistributed long-term capital gain	293,885,359
Other temporary differences	12,844,408

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares will convert to Class A shares approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 9/30/20	Year ended 9/30/19
Class A	$54,649,668	$138,147,679
Class B	588,792	2,091,496
Class C	2,470,790	7,652,002
Class I	111,319,986	269,979,758
Class R1	140,647	489,361
Class R2	824,722	2,084,724
Class R3	1,734,371	4,199,214
Class R4	684,330	1,753,534
Class R6	58,845,641	145,120,789
Total	$231,258,947	$571,518,557

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $5 billion	0.43%
In excess of $5 billion and up to $10 billion	0.40%
In excess of $10 billion	0.37%

The management fee incurred for the year ended September 30, 2020 was equivalent to an annual effective rate of 0.42% of the fund’s average daily net assets.

35

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $108,736 for the year ended September 30, 2020, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.24%	$3,516,497
Class B	0.75%	0.25%	1.00%	0.99%	154,413
Class C	0.75%	0.25%	1.00%	1.00%	706,264
Class R1	0.75%	0.25%	1.00%	1.00%	37,479
Class R2	0.25%	0.25%	0.50%	0.50%	105,383
Class R3	—	0.25%	0.25%	0.25%	111,109
Total Distribution and Service Fees					$4,631,145

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2020 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates’ seed money. For the year ended September 30, 2020, this rebate amounted to $136,860, $885, and $455 for Class A, Class B, and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended September 30, 2020, were as follows:

Amount
Class A	$2,540
Class B	34,019
Class C	6,931

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as

36

Notes to Financial Statements – continued

determined periodically under the supervision of the fund’s Board of Trustees. For the year ended September 30, 2020, the fee was $420,592, which equated to 0.0069% annually of the fund’s average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended September 30, 2020, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $3,416,657.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended September 30, 2020 was equivalent to an annual effective rate of 0.0094% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a net decrease in pension expense of $1,773 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended September 30, 2020. The liability for deferred retirement benefits payable to those former independent Trustees under the DB plan amounted to $5,951 at September 30, 2020, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended September 30, 2020, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $4,177,476 and $5,126,732, respectively. The sales transactions resulted in net realized gains (losses) of $(708,130).

37

Notes to Financial Statements – continued

The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended September 30, 2020, this reimbursement amounted to $395,955, which is included in “Other” income in the Statement of Operations.

(4) Portfolio Securities

For the year ended September 30, 2020, purchases and sales of investments, other than short sales and short-term obligations, aggregated $2,177,033,873 and $2,257,513,905, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 9/30/20		Year ended 9/30/19

	Shares	Amount	Shares	Amount
Shares sold
Class A	2,146,837	$94,779,226	2,105,552	$87,442,939
Class B	2,808	105,101	24,679	902,292
Class C	360,794	14,082,771	263,241	9,771,940
Class I	23,413,170	1,067,432,087	13,770,747	591,220,611
Class R1	5,829	224,965	7,267	267,565
Class R2	111,513	4,718,386	104,526	4,310,220
Class R3	223,615	9,797,456	353,229	14,728,714
Class R4	91,918	3,958,285	101,388	4,368,463
Class R6	4,459,462	193,327,059	1,318,964	53,037,725
	30,815,946	$1,388,425,336	18,049,593	$766,050,469

Shares issued to shareholders in reinvestment of distributions
Class A	1,111,543	$50,199,664	3,344,566	$127,696,067
Class B	14,312	579,770	59,825	2,057,393
Class C	58,284	2,341,264	215,967	7,370,963
Class I	2,376,892	110,264,003	6,827,037	267,483,300
Class R1	3,574	140,647	14,638	489,361
Class R2	18,326	797,170	53,649	1,976,977
Class R3	38,748	1,734,371	110,914	4,199,214
Class R4	14,365	648,021	43,713	1,667,190
Class R6	1,277,717	57,497,281	3,739,653	142,293,781
	4,913,761	$224,202,191	14,409,962	$555,234,246

38

Notes to Financial Statements – continued

	Year ended 9/30/20		Year ended 9/30/19

	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(9,390,942)	$(424,020,468)	(3,979,669)	$(164,663,141)
Class B	(154,851)	(6,093,574)	(144,438)	(5,396,240)
Class C	(579,017)	(22,979,229)	(531,554)	(19,689,950)
Class I	(18,063,926)	(819,703,317)	(15,916,977)	(673,612,552)
Class R1	(32,199)	(1,290,411)	(33,359)	(1,276,373)
Class R2	(215,438)	(9,175,266)	(118,138)	(4,668,529)
Class R3	(442,642)	(19,888,632)	(434,046)	(18,215,953)
Class R4	(192,636)	(8,923,401)	(132,068)	(5,679,892)
Class R6	(4,401,221)	(196,504,172)	(3,613,131)	(152,449,670)
	(33,472,872)	$(1,508,578,470)	(24,903,380)	$(1,045,652,300)

Net change
Class A	(6,132,562)	$(279,041,578)	1,470,449	$50,475,865
Class B	(137,731)	(5,408,703)	(59,934)	(2,436,555)
Class C	(159,939)	(6,555,194)	(52,346)	(2,547,047)
Class I	7,726,136	357,992,773	4,680,807	185,091,359
Class R1	(22,796)	(924,799)	(11,454)	(519,447)
Class R2	(85,599)	(3,659,710)	40,037	1,618,668
Class R3	(180,279)	(8,356,805)	30,097	711,975
Class R4	(86,353)	(4,317,095)	13,033	355,761
Class R6	1,335,958	54,320,168	1,445,486	42,881,836
	2,256,835	$104,049,057	7,556,175	$275,632,415

Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Fund, the MFS Growth Allocation Fund, the MFS Conservative Allocation Fund, and the MFS Aggressive Growth Allocation Fund were the owners of record of approximately 7%, 7%, 3%, and 3%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, the MFS Lifetime 2060 Fund, and the MFS Lifetime Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and

39

Notes to Financial Statements – continued

the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended September 30, 2020, the fund’s commitment fee and interest expense were $30,123 and $0, respectively, and are included in “Interest expense and fees” in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$89,761,455	$696,766,951	$719,085,285	$(9,705)	$(984)	$67,432,432

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$505,359	$—

(8) Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund’s investments and the fund’s performance.

(9) Subsequent Event

On October 2, 2020, the fund announced that effective December 21, 2020, the time period will be shortened for the automatic conversion of Class C shares to Class A of the same fund, from approximately ten years to approximately eight years after purchase. On or about December 21, 2020 any Class C shares that have an original purchase date of December 31, 2012 or earlier will automatically convert to Class A shares of the same fund. Please see the fund’s prospectus for details.

40

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust V and the Shareholders of

MFS Research Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Research Fund (the “Fund”), including the portfolio of investments, as of September 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2020,

41

Report of Independent Registered Public Accounting Firm – continued

by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 13, 2020

We have served as the auditor of one or more of the MFS investment companies since 1924.

42

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of November 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 59)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 69)	Trustee	February 2014	133	Private investor; Financial Accounting Standards Advisory Council, Chairman (2014-2015)	N/A

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 66)	Trustee	March 2017	133	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 65)	Trustee	January 2009	133	Private investor	N/A

Peter D. Jones (age 65)	Trustee	January 2019	133	Private investor; Franklin Templeton Institutional, LLC (investment management), Chairman (since June 30, 2020); Franklin Templeton Distributors, Inc. (investment management), President (until 2015)	N/A

44

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
James W. Kilman, Jr. (age 59)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

Clarence Otis, Jr. (age 64)	Trustee	March 2017	133	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 64)	Trustee	May 2014	133	Private investor	N/A

Laurie J. Thomsen (age 63)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

45

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 52)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

46

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

47

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015)

James O. Yost (k) (age 60)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

48

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Joseph MacDougall

49

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS Research Fund

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2020 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2019 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic

50

Board Review of Investment Advisory Agreement – continued

business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2019, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 1st quintile for each of the one- and three-year periods ended December 31, 2019 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report. In addition, the Trustees reviewed the Fund’s Class I total return performance relative to the Fund’s benchmark performance for the ten-, five-, three- and one-year periods ended December 31, 2019.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information

51

Board Review of Investment Advisory Agreement – continued

provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $5 billion and $10 billion. The Trustees concluded that the breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending

52

Board Review of Investment Advisory Agreement – continued

programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2020.

53

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests.

MFS provided a written report to the Board for consideration at its April 2020 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from the adoption of the Program on December 1, 2018 to December 31, 2019 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.

There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.

54

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2020 income tax forms in January 2021. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $211,806,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 98.71% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).

55

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

56

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

57

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

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Annual Report

September 30, 2020

MFS® Total Return Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

MTR-ANN

MFS® Total Return Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIR

Dear Shareholders:

Markets experienced dramatic swings in early 2020 as the coronavirus pandemic brought the global economy to a standstill for several months. Optimism over the development of vaccines and therapeutics, along with a decline in cases in countries affected by the outbreak early on, brightened the economic and market outlook, as did the phased reopening of U.S. states. However, significant uncertainty remains. While policymakers and public health officials have learned a great deal about combating the virus, much remains unknown at a time when another wave of infections is underway. In the United States, political uncertainty eased after former Vice President Joe Biden was projected as the winner of the presidential election. Since the pandemic caused many jurisdictions to adopt mail-in voting for the first time, the counting of ballots has been slower than normal this cycle. Republicans appear likely to retain control of the Senate, though whether they do will not be known until a pair of early January runoff elections takes place in Georgia.

Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support, though in the U.S. some of those measures were allowed to lapse at the end of July as negotiators found themselves at an impasse over the scope of additional funding. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can also sow the seeds of instability. In the aftermath of the crisis, societal changes may be likely, as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our unique global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

November 13, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
U.S. Treasury Notes, 1.375%, 1/31/2022	2.5%
Microsoft Corp.	2.1%
Comcast Corp., “A”	2.1%
Johnson & Johnson	2.0%
Goldman Sachs Group, Inc.	1.5%
Cigna Corp.	1.4%
JPMorgan Chase & Co.	1.4%
Union Pacific Corp.	1.3%
Eaton Corp. PLC	1.2%
Merck & Co., Inc.	1.2%

Composition including fixed income credit quality (a)(i)
AAA	4.0%
AA	1.4%
A	5.6%
BBB	9.5%
BB (o)	0.0%
B (o)	0.0%
CCC (o)	0.0%
U.S. Government	6.0%
Federal Agencies	11.9%
Not Rated	0.3%
Non-Fixed Income	60.2%
Cash & Cash Equivalents	1.1%

GICS equity sectors (g)
Financials	11.9%
Health Care	11.3%
Information Technology	10.0%
Industrials	9.2%
Consumer Staples	5.7%
Communication Services	3.5%
Utilities	2.6%
Consumer Discretionary	2.6%
Materials	1.7%
Energy	1.2%
Real Estate	0.5%

Portfolio Composition – continued

Fixed income sectors (i)
Investment Grade Corporates	15.5%
Mortgage-Backed Securities	11.9%
U.S. Treasury Securities	6.0%
Commercial Mortgage-Backed Securities	2.7%
Collateralized Debt Obligations	1.5%
Asset-Backed Securities	0.5%
Municipal Bonds	0.3%
Emerging Markets Bonds	0.2%
Non-U.S. Government Bonds	0.1%
U.S. Government Agencies (o)	0.0%

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

(g)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS.

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(o)	Less than 0.1%.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of September 30, 2020.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended September 30, 2020, Class A shares of the MFS Total Return Fund (fund) provided a total return of 5.21%, at net asset value. This compares with a return of 15.15% and 6.98% for the fund’s benchmarks, the Standard & Poor’s 500 Stock Index (S&P 500 Index) and the Bloomberg Barclays U.S. Aggregate Bond Index (Bloomberg Index), respectively. The fund’s other benchmark, the MFS Total Return Blended Index (Blended Index), generated a return of 12.50%. The Blended Index reflects the blended returns of the equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market Environment

Markets experienced an extraordinarily sharp selloff and, in many cases, an unusually rapid recovery late in the period. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus. At this point, the global economy looks to have experienced the deepest, steepest and possibly shortest recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of the virus, what its continued impact will be and when vaccines or medicines will become available to prevent or treat it.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping to restore market function, ease volatility and stimulate a continued market rebound. Late in the period, the US Federal Reserve adopted a new, flexible average-inflation-targeting framework, which is expected to result in policy rates remaining at low levels for a longer period. In developed countries, monetary easing measures were complemented by large fiscal stimulus initiatives, although late in the period there was uncertainty surrounding the timing and scope of additional US recovery funding. Due to relatively manageable external liabilities and balances of payments in many countries, along with persistently low inflation, even emerging market countries were able to implement countercyclical policies – a departure from the usual market-dictated response to risk-off crises.

Compounding market uncertainty earlier in the pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in a price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. The OPEC+ group later agreed on output cuts, with shale oil producers in the United States also decreasing production, which, along with the gradual reopening of some major economies and the resultant boost in demand, helped stabilize the price of crude oil.

As has often been the case in a crisis, market vulnerabilities have been revealed. For example, companies that have added significant leverage to their balance sheets in

Management Review – continued

recent years by borrowing to fund dividend payments and stock buybacks have, in many cases, halted share repurchases and cut dividends, while some firms have been forced to recapitalize.

Detractors from Performance

Within the equity portion of the fund, an underweight position and stock selection in the information technology sector detracted from performance relative to the S&P 500 Index, led by the fund’s underweight holdings of computer and personal electronics maker Apple and global software giant Microsoft. Despite headwinds related to COVID-19, the share price of Apple appreciated steadily during the period. The company’s product demand was stronger than expected, driven by higher online sales and service revenue, combined with an all-time record in revenue from its App Store. Additionally, the shift toward work-from-home and remote learning helped to support strong iPhone and iPad sales. Not owning shares of computer graphics processors maker NVIDIA also held back relative performance. The share price of NVIDIA benefited from better-than-expected demand for its Data Center products and Gaming segment. Additionally, management forecasted increased growth in its automotive segment as the car industry transitions from basic computing to complex visual and software needs.

An overweight position in the financials sector also detracted from relative results. Here, the fund’s overweight positions in commercial and personal property insurance services provider Chubb, banking services provider Truist Financial, financial services company U.S. Bancorp and property and casualty insurer Travelers Companies hindered relative returns.

Elsewhere, the fund’s underweight equity holdings of internet retailer Amazon.com (h) and social networking service provider Facebook (h) weakened relative performance. Shares of Amazon.com advanced as strong e-commerce volumes drove robust revenues and earnings that beat market expectations, paired with solid growth in its Amazon Web Services cloud division. The fund’s position in natural gas and petrochemical products manufacturer Enterprise Products Partners (b) also held back relative returns. Although the company reported in-line financial results, with strength in its storage business offsetting weakness in its gathering & processing and petrochemical divisions, the stock price of Enterprise Products Partners declined in response to the severe downturn in demand for energy and related services.

Within the fixed income portion of the fund, yield curve (y) positioning, particularly the fund’s greater exposure to 10-year key rates, detracted from performance relative to the Bloomberg Index.

Contributors to Performance

Within the equity portion of the fund, stock selection within the industrials sector contributed to performance relative to the S&P 500 Index. Here, avoiding poor-performing aerospace company Boeing, and the fund’s overweight position in home improvement products maker Masco, benefited relative returns. Shares of Masco advanced as its management reported higher-than-expected revenue and adjusted earnings, driven by strong results in its Plumbing and Decorative Architecture segments.

In other sectors, the fund’s underweight holdings of integrated oil and gas companies Exxon Mobil (h) and Chevron (h) helped relative results. The fund’s position in semiconductor manufacturer Taiwan Semiconductor Manufacturing (b) (Taiwan) also

Management Review – continued

contributed to relative returns as the company reported strong net income and provided better-than-anticipated future guidance, driven by its expectation for higher 5G penetration rates in the second half of the year. The fund’s overweight positions in healthcare equipment manufacturer Danaher, retail giant Target and life sciences supply company Thermo Fisher Scientific benefited relative performance. Avoiding shares of poor-performing telecommunication services provider AT&T, and insurance and investment firm Berkshire Hathaway, boosted relative performance.

Within the fixed income portion of the fund, a greater-than-benchmark exposure to bonds in the industrials sector, and a lesser-than-benchmark exposure to bonds in the treasury sector, aided relative returns. Security selection within both “A” and “BBB” rated (r) credit quality segments also contributed to performance relative to the Bloomberg Index.

Respectfully,

Portfolio Manager(s)

Steven Gorham, Alexander Mackey, Joshua Marston, Johnathan Munko, Henry Peabody, Robert Persons, Jonathan Sage, and Brooks Taylor

Note to Shareholders: Effective December 31, 2019, Alexander Mackey, Johnathan Munko, and Henry Peabody were added as Portfolio Managers of the Fund and Nevin Chitkara was removed as a Portfolio Manager of the Fund. Effective December 31, 2020, Brooks Taylor and Jonathan Sage will be removed as Portfolio Managers of the Fund. Effective June 30, 2021, Robert Persons will be removed as a Portfolio Manager of the Fund.

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
(r)

Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s, and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 Rating Agencies above assign a rating, but the security is rated by DBRS Morningstar, than the DBRS Morningstar rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the rating agencies, the security is considered Not Rated.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 9/30/20

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 9/30/20

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	10/06/70	5.21%	7.36%	7.84%	N/A
B	8/23/93	4.44%	6.55%	7.03%	N/A
C	8/01/94	4.41%	6.54%	7.02%	N/A
I	1/02/97	5.47%	7.61%	8.10%	N/A
R1	4/01/05	4.42%	6.55%	7.03%	N/A
R2	10/31/03	4.97%	7.08%	7.56%	N/A
R3	4/01/05	5.20%	7.35%	7.83%	N/A
R4	4/01/05	5.47%	7.61%	8.11%	N/A
R6	6/01/12	5.50%	7.70%	N/A	8.51%
529A	7/31/02	5.19%	7.32%	7.79%	N/A
529B	7/31/02	5.21%	6.72%	7.09%	N/A
529C	7/31/02	4.38%	6.49%	6.97%	N/A

Comparative benchmark(s)
Standard & Poor’s 500 Stock Index (f)		15.15%	14.15%	13.74%	N/A
Bloomberg Barclays U.S. Aggregate Bond Index (f)		6.98%	4.18%	3.64%	N/A
MFS Total Return Blended Index (f)(w)		12.50%	10.37%	9.85%	N/A

Average annual with sales charge
A With Initial Sales Charge (5.75%)		(0.84)%	6.10%	7.20%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		0.44%	6.24%	7.03%	N/A
C With CDSC (1% for 12 months) (v)		3.41%	6.54%	7.02%	N/A
529A With Initial Sales Charge (5.75%)		(0.86)%	6.05%	7.15%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (v)		1.21%	6.41%	7.09%	N/A
529C With CDSC (1% for 12 months) (v)		3.38%	6.49%	6.97%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

(w)	As of September 30, 2020, the MFS Total Return Blended Index (a custom index) was comprised of 60% Standard & Poor’s 500 Stock Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

Benchmark Definition(s)

Bloomberg Barclays U.S. Aggregate Bond Index – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance. “Standard & Poor’s®” and “S&P®” are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by MFS. MFS’s product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, April 1, 2020 through September 30, 2020

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2020 through September 30, 2020.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 4/01/20	Ending Account Value 9/30/20	Expenses Paid During Period (p) 4/01/20-9/30/20
A	Actual	0.72%	$1,000.00	$1,169.63	$3.91
	Hypothetical (h)	0.72%	$1,000.00	$1,021.40	$3.64
B	Actual	1.48%	$1,000.00	$1,164.79	$8.01
	Hypothetical (h)	1.48%	$1,000.00	$1,017.60	$7.47
C	Actual	1.48%	$1,000.00	$1,164.44	$8.01
	Hypothetical (h)	1.48%	$1,000.00	$1,017.60	$7.47
I	Actual	0.48%	$1,000.00	$1,170.46	$2.60
	Hypothetical (h)	0.48%	$1,000.00	$1,022.60	$2.43
R1	Actual	1.48%	$1,000.00	$1,164.82	$8.01
	Hypothetical (h)	1.48%	$1,000.00	$1,017.60	$7.47
R2	Actual	0.98%	$1,000.00	$1,168.10	$5.31
	Hypothetical (h)	0.98%	$1,000.00	$1,020.10	$4.95
R3	Actual	0.73%	$1,000.00	$1,168.81	$3.96
	Hypothetical (h)	0.73%	$1,000.00	$1,021.35	$3.69
R4	Actual	0.48%	$1,000.00	$1,170.84	$2.61
	Hypothetical (h)	0.48%	$1,000.00	$1,022.60	$2.43
R6	Actual	0.40%	$1,000.00	$1,170.92	$2.17
	Hypothetical (h)	0.40%	$1,000.00	$1,023.00	$2.02
529A	Actual	0.76%	$1,000.00	$1,169.34	$4.12
	Hypothetical (h)	0.76%	$1,000.00	$1,021.20	$3.84
529B	Actual	0.64%	$1,000.00	$1,169.78	$3.47
	Hypothetical (h)	0.64%	$1,000.00	$1,021.80	$3.23
529C	Actual	1.53%	$1,000.00	$1,164.41	$8.28
	Hypothetical (h)	1.53%	$1,000.00	$1,017.35	$7.72

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

For the period from April 1, 2020 through September 30, 2020, the distribution fee for Class 529B was not imposed. Had the distribution fee been imposed throughout the entire six month period, the annualized expense ratio, the actual expenses paid during the period,

Expense Table – continued

and the hypothetical expenses paid during the period would have been approximately 1.53%, $8.30, and $7.72 for Class 529B. See Note 3 in the Notes to Financial Statements for additional information.

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class A and Class 529A shares, this rebate reduced the expense ratios above by 0.01% and 0.02%, respectively. See Note 3 in the Notes to Financial Statements for additional information.

PORTFOLIO OF INVESTMENTS

9/30/20

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
Common Stocks - 58.9%
Aerospace - 2.3%
Honeywell International, Inc.	473,351	$77,918,308
L3Harris Technologies, Inc.	159,910	27,159,114
Lockheed Martin Corp.	84,373	32,338,484
Northrop Grumman Corp.	115,997	36,595,894

		$174,011,800
Alcoholic Beverages - 0.4%
Diageo PLC	870,610	$29,825,548

Automotive - 0.8%
Aptiv PLC	145,207	$13,312,578
Lear Corp.	317,306	34,602,219
LKQ Corp. (a)	524,481	14,543,858

		$62,458,655
Broadcasting - 0.1%
Omnicom Group, Inc.	125,214	$6,198,093

Brokerage & Asset Managers - 2.8%
BlackRock, Inc.	58,965	$33,229,726
Blackstone Group, Inc.	391,743	20,448,985
Cboe Global Markets, Inc.	292,049	25,624,379
Charles Schwab Corp.	1,219,028	44,165,385
Invesco Ltd.	1,158,952	13,223,642
NASDAQ, Inc.	204,848	25,136,898
T. Rowe Price Group, Inc.	168,442	21,597,633
TD Ameritrade Holding Corp.	680,533	26,642,867

		$210,069,515
Business Services - 2.7%
Accenture PLC, “A”	325,096	$73,468,445
Amdocs Ltd.	408,196	23,434,532
Equifax, Inc.	160,886	25,243,013
Fidelity National Information Services, Inc.	261,688	38,523,091
Fiserv, Inc. (a)	403,090	41,538,425

		$202,207,506
Cable TV - 2.1%
Comcast Corp., “A”	3,469,358	$160,492,501

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Chemicals - 1.2%
3M Co.	241,069	$38,614,433
PPG Industries, Inc.	426,280	52,040,262

		$90,654,695
Computer Software - 3.1%
Adobe Systems, Inc. (a)	93,541	$45,875,313
Microsoft Corp.	765,474	161,002,146
Oracle Corp.	471,230	28,132,431

		$235,009,890
Computer Software - Systems - 1.0%
Apple, Inc.	657,316	$76,123,766

Construction - 1.6%
Masco Corp.	1,217,506	$67,121,106
Otis Worldwide Corp.	195,393	12,196,431
Stanley Black & Decker, Inc.	164,914	26,749,051
Vulcan Materials Co.	116,516	15,792,578

		$121,859,166
Consumer Products - 0.9%
Colgate-Palmolive Co.	449,654	$34,690,806
Kimberly-Clark Corp.	219,763	32,450,205

		$67,141,011
Electrical Equipment - 0.8%
Johnson Controls International PLC	1,420,291	$58,018,887

Electronics - 3.2%
Applied Materials, Inc.	417,442	$24,816,927
Intel Corp.	1,362,101	70,529,590
NXP Semiconductors N.V.	230,492	28,767,706
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	697,043	56,509,276
Texas Instruments, Inc.	435,575	62,195,754

		$242,819,253
Energy - Independent - 0.8%
ConocoPhillips	488,718	$16,049,499
Hess Corp.	589,790	24,140,105
Pioneer Natural Resources Co.	97,319	8,368,461
Valero Energy Corp.	231,456	10,026,674

		$58,584,739
Energy - Integrated - 0.1%
BP PLC	3,125,174	$9,081,344

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Food & Beverages - 2.7%
Archer Daniels Midland Co.	725,041	$33,707,156
Danone S.A.	443,098	28,687,356
General Mills, Inc.	481,400	29,692,752
J.M. Smucker Co.	137,219	15,851,539
Mondelez International, Inc.	397,081	22,812,303
Nestle S.A.	400,204	47,509,153
PepsiCo, Inc.	187,873	26,039,198

		$204,299,457
Food & Drug Stores - 0.7%
Wal-Mart Stores, Inc.	353,119	$49,404,879

Health Maintenance Organizations - 1.4%
Cigna Corp.	630,184	$106,759,471

Insurance - 3.0%
AON PLC	329,186	$67,911,072
Chubb Ltd.	521,591	60,567,147
Marsh & McLennan Cos., Inc.	225,445	25,858,541
Reinsurance Group of America, Inc.	136,090	12,954,407
Travelers Cos., Inc.	355,304	38,440,340
Willis Towers Watson PLC	92,901	19,399,587

		$225,131,094
Internet - 0.4%
Alphabet, Inc., “A” (a)	19,165	$28,088,224

Leisure & Toys - 0.3%
Electronic Arts, Inc. (a)	169,147	$22,058,460

Machinery & Tools - 2.3%
Caterpillar, Inc.	199,698	$29,784,957
Eaton Corp. PLC	904,697	92,306,235
Ingersoll Rand, Inc. (a)	696,041	24,779,060
Trane Technologies PLC	206,142	24,994,717

		$171,864,969
Major Banks - 4.1%
Bank of America Corp.	2,745,762	$66,145,407
Goldman Sachs Group, Inc.	561,001	112,744,371
JPMorgan Chase & Co.	1,081,330	104,099,639
PNC Financial Services Group, Inc.	204,384	22,463,845

		$305,453,262

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Medical & Health Technology & Services - 1.2%
McKesson Corp.	291,751	$43,450,476
Quest Diagnostics, Inc.	430,506	49,288,632

		$92,739,108
Medical Equipment - 3.4%
Becton, Dickinson and Co.	119,549	$27,816,662
Danaher Corp.	389,949	83,967,718
Medtronic PLC	833,426	86,609,630
Thermo Fisher Scientific, Inc.	127,712	56,387,402

		$254,781,412
Metals & Mining - 0.2%
Rio Tinto PLC	255,066	$15,390,204

Natural Gas - Distribution - 0.2%
Sempra Energy	90,333	$10,691,814

Natural Gas - Pipeline - 0.3%
Enterprise Products Partners LP	1,320,461	$20,850,079

Other Banks & Diversified Financials - 2.0%
Northern Trust Corp.	293,091	$22,852,305
Truist Financial Corp.	2,202,593	83,808,664
U.S. Bancorp	1,280,232	45,896,317

		$152,557,286
Pharmaceuticals - 4.8%
Bayer AG	259,745	$16,234,922
Eli Lilly & Co.	224,488	33,228,714
Johnson & Johnson	1,015,855	151,240,492
Merck & Co., Inc.	1,074,029	89,090,706
Pfizer, Inc.	804,826	29,537,114
Roche Holding AG	127,925	43,771,309

		$363,103,257
Railroad & Shipping - 1.3%
Union Pacific Corp.	502,210	$98,870,083

Real Estate - 0.5%
Public Storage, Inc., REIT	59,069	$13,155,848
STORE Capital Corp., REIT	967,931	26,550,347

		$39,706,195

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Restaurants - 0.5%
Starbucks Corp.	398,461	$34,235,769

Specialty Chemicals - 0.6%
Axalta Coating Systems Ltd. (a)	929,325	$20,603,135
DuPont de Nemours, Inc.	440,958	24,464,350

		$45,067,485
Specialty Stores - 1.1%
Home Depot, Inc.	121,177	$33,652,065
Target Corp.	308,492	48,562,810

		$82,214,875
Telecommunications - Wireless - 0.4%
T-Mobile USA, Inc. (a)	260,893	$29,835,723

Tobacco - 1.1%
Altria Group, Inc.	142,845	$5,519,531
Philip Morris International, Inc.	980,059	73,494,624

		$79,014,155
Trucking - 0.3%
United Parcel Service, Inc., “B”	120,004	$19,996,267

Utilities - Electric Power - 2.2%
Duke Energy Corp.	751,497	$66,552,574
Exelon Corp.	839,128	30,007,217
Pinnacle West Capital Corp.	148,018	11,034,742
Public Service Enterprise Group, Inc.	223,724	12,284,685
Southern Co.	835,813	45,317,781

		$165,196,999
Total Common Stocks (Identified Cost, $2,987,606,172)		$4,421,866,896

Bonds - 38.5%
Aerospace - 0.3%
BAE Systems PLC, 3.4%, 4/15/2030 (n)	$3,450,000	$3,855,760
Huntington Ingalls Industries, Inc., 3.844%, 5/01/2025 (n)	1,837,000	2,018,486
L3Harris Technologies, Inc., 3.85%, 6/15/2023	7,508,000	8,128,557
Lockheed Martin Corp., 2.8%, 6/15/2050	1,352,000	1,421,014
Raytheon Technologies Corp., 4.125%, 11/16/2028	5,363,000	6,350,462

		$21,774,279

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Apparel Manufacturers - 0.0%
NIKE, Inc., “B”, 3.25%, 3/27/2040	$2,738,000	$3,132,583

Asset-Backed & Securitized - 4.7%
ALM Loan Funding, CLO, 2013-7R2A, “A1B2”, FLR, 1.675% (LIBOR - 3mo. + 1.4%), 10/15/2027 (n)	$13,305,000	$12,879,839
AREIT CRE Trust, 2018-CRE2, “A”, FLR, 1.132% (LIBOR - 1mo. + 0.98%), 11/14/2035 (n)	4,729,159	4,649,354
AREIT CRE Trust, 2019-CRE3, “AS”, FLR, 1.452% (LIBOR - 1mo. + 1.3%), 9/14/2036 (n)	10,151,500	9,662,056
Avis Budget Rental Car Funding LLC, 2019-1A, “A”, 3.45%, 3/20/2023 (n)	11,630,000	11,901,060
Bancorp Commercial Mortgage Trust, 2018-CRE4, “A”, FLR, 1.052% (LIBOR - 1mo. + 0.9%), 9/15/2035 (n)	2,115,816	2,088,264
Bancorp Commercial Mortgage Trust, 2019-CRE6, “AS”, FLR, 1.452% (LIBOR - 1mo. + 1.3%), 9/15/2036 (n)	10,512,013	10,079,906
Bayview Financial Revolving Mortgage Loan Trust, FLR, 1.744% (LIBOR - 1mo. + 1.6%), 12/28/2040 (n)	2,171,333	2,249,067
BDS Ltd., 2019-FL4, “A”, FLR, 1.55% (LIBOR - 1mo. + 1.4%), 8/15/2035 (n)	12,606,500	12,480,734
BDS Ltd., 2019-FL4, “A”, FLR, 1.25% (LIBOR - 1mo. + 1.10%), 8/15/2036 (n)	7,275,500	7,207,292
Chesapeake Funding II LLC, 2018-1A, “A1”, 3.04%, 4/15/2030 (n)	1,988,260	2,031,775
Commercial Mortgage Pass-Through Certificates, 2019-BN17, “A4”, 3.714%, 4/15/2052	8,356,000	9,702,060
Commercial Mortgage Trust, 2015-DC1, “A5”, 3.35%, 2/10/2048	7,000,000	7,624,774
Commercial Mortgage Trust, 2015-LC21, “A4”, 3.708%, 7/10/2048	9,641,397	10,663,236
Commercial Mortgage Trust, 2015-PC1, “A5”, 3.902%, 7/10/2050	11,000,000	12,223,423
CSAIL Commercial Mortgage Trust, 2015-C2, “A4”, 3.504%, 6/15/2057	5,534,308	6,098,310
Cutwater Ltd., 2015-1A, “AR”, FLR, 1.495% (LIBOR - 3mo. + 1.22%), 1/15/2029 (n)	13,072,786	12,996,912
Dryden Senior Loan Fund, 2013-26A, “AR”, CLO, FLR, 1.175% (LIBOR - 3mo. + 0.9%), 4/15/2029 (n)	8,528,000	8,435,488
Dryden Senior Loan Fund, 2018-55A, “A1”, CLO, FLR, 1.295% (LIBOR - 3mo. + 1.02%), 4/15/2031 (n)	11,647,598	11,509,458
Exantas Capital Corp. CLO Ltd., 2019-RS07, “A”, FLR, 1.15% (LIBOR - 1mo. + 1%), 4/15/2036 (n)	1,012,054	997,995
Exeter Automobile Receivables Trust, 2020-1, 2.26%, 4/15/2024 (n)	2,195,000	2,227,669
Figueroa CLO Ltd., 2014-1A, “BR”, FLR, 1.775% (LIBOR - 3mo. + 1.5%), 1/15/2027 (n)	3,980,000	3,955,810

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued

Asset-Backed & Securitized - continued
Fort CRE LLC, 2018-1A, “A1”, FLR, 1.501% (LIBOR - 1mo. + 1.35%), 11/16/2035 (n)	$4,954,000	$4,908,062
GLS Auto Receivables Trust, 2020-1A, “A”, 2.17%, 2/15/2024 (n)	2,441,279	2,473,143
GMAC Mortgage Corp. Loan Trust, FGIC, 5.805%, 10/25/2036	538,455	563,162
GS Mortgage Securities Trust, 2015-GC30, “A4”, 3.382%, 5/10/2050	10,734,280	11,729,646
GS Mortgage Securities Trust, 2019-GSA1, “A4”, 3.047%, 11/10/2052	6,631,389	7,432,297
JPMBB Commercial Mortgage Securities Trust, 2015-C28, “A4”, 3.227%, 10/15/2048	13,361,337	14,511,573
KKR Real Estate Financial Trust, Inc., 2018-FL1, “A”, FLR, 1.25% (LIBOR - 1mo. + 1.1%), 6/15/2036 (n)	6,595,500	6,546,034
Magnetite XVI Ltd., 2015-16A, “AR”, FLR, 1.072% (LIBOR - 3mo. + 0.8%), 1/18/2028 (n)	4,950,205	4,898,232
MF1 CLO Ltd., 2019-FL2, “A”, FLR, 1.278% (LIBOR - 1mo. + 1.13%), 12/25/2034 (n)	13,400,000	13,173,875
Morgan Stanley Bank of America Merrill Lynch Trust, 2017-C34, “A4”, 3.536%, 11/15/2052	4,195,516	4,741,720
Morgan Stanley Capital I Trust, 2017-H1, “A5”, 3.53%, 6/15/2050	3,903,759	4,415,240
Mountain Hawk CLO Ltd., 2014-3A, “BR”, FLR, 2.071% (LIBOR - 3mo. + 1.8%), 4/18/2025 (n)	13,096,831	13,064,652
Neuberger Berman CLO Ltd., 2015-20, “AR”, FLR, 1.075% (LIBOR - 3mo. + 0.8%), 1/15/2028 (n)	5,423,052	5,372,710
Oaktree CLO Ltd., 2015-1A, “A2AR”, FLR, 1.622% (LIBOR - 3mo. + 1.35%), 10/20/2027 (n)	2,435,945	2,379,175
Residential Funding Mortgage Securities, Inc., FGIC, 5.32%, 12/25/2035	588,894	586,851
Santander Retail Auto Lease Trust, 2020-A, “B”, 1.88%, 3/20/2024 (n)	4,984,000	5,084,271
Sound Point CLO Ltd., 2015-3A, “AR”, FLR, 1.162% (LIBOR -3mo. + 0.89%), 1/20/2028 (n)	1,442,380	1,437,486
UBS Commercial Mortgage Trust, 2017-C8, “A4”, 3.983%, 2/15/2051	8,990,000	10,400,980
UBS Commercial Mortgage Trust, 2019-C16, “A4”, 3.605%, 4/15/2052	30,000,000	34,075,548
UBS Commercial Mortgage Trust, 2019-C17, “A4”, 2.921%, 9/15/2052	7,465,644	8,217,450
Venture Corp. Ltd., FLR, 1.455% (LIBOR - 3mo. + 1.2%), 2/28/2026 (n)	14,050,000	13,718,856
Verizon Owner Trust, 2020-A, “B”, 1.98%, 7/22/2024	7,967,000	8,238,373
Veros Auto Receivables Trust, 2020-1, “A”, 1.67%, 9/15/2023 (n)	4,505,998	4,518,795

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Wells Fargo Commercial Mortgage Trust, 2015-NXS1, “A5”, 3.148%, 5/15/2048	$6,507,931	$7,045,981

		$351,198,594
Automotive - 0.6%
General Motors Co., 6.75%, 4/01/2046	$3,268,000	$4,022,832
General Motors Financial Co., Inc., 4.35%, 4/09/2025	1,891,000	2,051,402
General Motors Financial Co., Inc., 2.75%, 6/20/2025	3,662,000	3,746,658
Hyundai Capital America, 2.65%, 2/10/2025 (n)	3,356,000	3,456,008
Hyundai Capital America, 3%, 2/10/2027 (n)	5,731,000	5,921,676
Lear Corp., 3.8%, 9/15/2027	7,427,000	7,838,391
Lear Corp., 4.25%, 5/15/2029	2,779,000	3,008,507
Magna International, Inc., 2.45%, 6/15/2030	7,852,000	8,270,956
Toyota Motor Credit Corp., 3.375%, 4/01/2030	4,000,000	4,610,899
Volkswagen Group of America Finance LLC, 3.35%, 5/13/2025 (n)	3,155,000	3,445,090

		$46,372,419
Broadcasting - 0.2%
RELX Capital, Inc., 3%, 5/22/2030	$2,209,000	$2,415,395
Walt Disney Co., 3.5%, 5/13/2040	5,166,000	5,840,711
Walt Disney Co., 3.6%, 1/13/2051	3,172,000	3,574,550

		$11,830,656
Brokerage & Asset Managers - 0.5%
E*TRADE Financial Corp., 2.95%, 8/24/2022	$2,227,000	$2,320,084
E*TRADE Financial Corp., 4.5%, 6/20/2028	3,325,000	3,901,439
Intercontinental Exchange, Inc., 2.35%, 9/15/2022	1,220,000	1,263,847
Intercontinental Exchange, Inc., 4%, 10/15/2023	2,971,000	3,271,071
Intercontinental Exchange, Inc., 2.1%, 6/15/2030	7,617,000	7,871,636
Intercontinental Exchange, Inc., 1.85%, 9/15/2032	2,267,000	2,252,419
National Securities Clearing Corp., 1.5%, 4/23/2025 (n)	4,549,000	4,690,341
Raymond James Financial, Inc., 4.95%, 7/15/2046	6,556,000	8,478,799

		$34,049,636
Building - 0.2%
CRH America Finance, Inc., 4.5%, 4/04/2048 (n)	$3,379,000	$3,916,990
Martin Marietta Materials, Inc., 3.5%, 12/15/2027	2,740,000	3,079,858
Martin Marietta Materials, Inc., 2.5%, 3/15/2030	803,000	836,498
Masco Corp., 4.375%, 4/01/2026	5,605,000	6,507,087
Vulcan Materials Co., 3.5%, 6/01/2030	1,366,000	1,529,812

		$15,870,245

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Business Services - 0.5%
Equinix, Inc., 2.625%, 11/18/2024	$9,891,000	$10,516,664
Equinix, Inc., 1.8%, 7/15/2027	6,440,000	6,500,160
Fiserv, Inc., 2.65%, 6/01/2030	1,526,000	1,642,106
Fiserv, Inc., 4.4%, 7/01/2049	5,204,000	6,527,903
Tencent Holdings Ltd., 2.39%, 6/03/2030 (n)	5,676,000	5,771,536
Verisk Analytics, Inc., 4.125%, 3/15/2029	7,699,000	9,079,367

		$40,037,736
Cable TV - 0.4%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.908%, 7/23/2025	$5,325,000	$6,156,886
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 5.375%, 5/01/2047	1,523,000	1,808,351
Comcast Corp., 3.45%, 2/01/2050	5,380,000	6,077,566
Comcast Corp., 2.8%, 1/15/2051	3,299,000	3,338,269
Cox Communications, Inc., 1.8%, 10/01/2030 (n)	4,721,000	4,665,660
Time Warner Entertainment Co. LP, 8.375%, 7/15/2033	7,170,000	10,981,639

		$33,028,371
Chemicals - 0.1%
Sherwin-Williams Co., 4.5%, 6/01/2047	$5,394,000	$6,700,875

Computer Software - 0.2%
Dell International LLC/EMC Corp., 4.9%, 10/01/2026 (n)	$5,910,000	$6,680,798
Microsoft Corp., 2.525%, 6/01/2050	6,521,000	6,819,785

		$13,500,583
Computer Software - Systems - 0.3%
Apple, Inc., 2.85%, 5/11/2024	$6,746,000	$7,279,140
Apple, Inc., 2.05%, 9/11/2026	1,349,000	1,442,343
Apple, Inc., 3.35%, 2/09/2027	1,814,000	2,074,741
Apple, Inc., 3.85%, 5/04/2043	5,286,000	6,589,865
Apple, Inc., 3.85%, 8/04/2046	3,373,000	4,200,153

		$21,586,242
Conglomerates - 0.3%
Carrier Global Corp., 3.377%, 4/05/2040 (n)	$3,373,000	$3,533,974
Roper Technologies, Inc., 4.2%, 9/15/2028	2,666,000	3,180,622
Roper Technologies, Inc., 2.95%, 9/15/2029	1,686,000	1,855,830
Roper Technologies, Inc., 2%, 6/30/2030	5,392,000	5,496,562
Westinghouse Air Brake Co., 3.2%, 6/15/2025	2,874,000	3,029,648
Westinghouse Air Brake Technologies Corp., 4.4%, 3/15/2024	1,213,000	1,317,341
Westinghouse Air Brake Technologies Corp., 4.95%, 9/15/2028	6,210,000	7,236,590

		$25,650,567

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Consumer Products - 0.2%
Estee Lauder Cos., Inc., 2.6%, 4/15/2030	$3,262,000	$3,563,748
Kimberly-Clark Corp., 3.1%, 3/26/2030	902,000	1,034,744
Reckitt Benckiser Treasury Services PLC, 3.625%, 9/21/2023 (n)	6,003,000	6,487,004
Reckitt Benckiser Treasury Services PLC, 2.75%, 6/26/2024 (n)	6,336,000	6,745,957

		$17,831,453
Consumer Services - 0.8%
Amazon.com, Inc., 2.5%, 6/03/2050	$5,656,000	$5,769,230
Booking Holdings, Inc., 2.75%, 3/15/2023	11,638,000	12,216,561
Booking Holdings, Inc., 4.5%, 4/13/2027	1,631,000	1,915,028
Experian Finance PLC, 4.25%, 2/01/2029 (n)	5,108,000	6,075,626
IHS Markit Ltd., 3.625%, 5/01/2024	1,224,000	1,323,022
IHS Markit Ltd., 4.75%, 2/15/2025 (n)	1,976,000	2,238,729
IHS Markit Ltd., 4%, 3/01/2026 (n)	5,987,000	6,675,505
IHS Markit Ltd., 4.25%, 5/01/2029	1,836,000	2,129,907
Visa, Inc., 3.15%, 12/14/2025	14,802,000	16,561,138
Western Union Co., 2.85%, 1/10/2025	2,040,000	2,150,503

		$57,055,249
Electronics - 0.5%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.5%, 1/15/2028	$9,409,000	$10,166,047
Broadcom, Inc., 4.25%, 4/15/2026	4,336,000	4,885,029
Broadcom, Inc., 4.15%, 11/15/2030	2,117,000	2,378,119
Broadcom, Inc., 4.3%, 11/15/2032	5,509,000	6,293,432
Intel Corp., 4.75%, 3/25/2050	7,529,000	10,368,337

		$34,090,964
Energy - Integrated - 0.2%
BP Capital Markets PLC, 4.742%, 3/11/2021	$4,892,000	$4,987,392
Eni S.p.A., 4.75%, 9/12/2028 (n)	5,928,000	6,894,381
Total Capital International S.A., 3.127%, 5/29/2050	6,133,000	6,365,202

		$18,246,975
Financial Institutions - 0.2%
AerCap Ireland Capital DAC, 4.875%, 1/16/2024	$1,093,000	$1,132,076
AerCap Ireland Capital DAC, 3.65%, 7/21/2027	8,502,000	7,787,753
Avolon Holdings Funding Ltd., 4.375%, 5/01/2026 (n)	2,464,000	2,341,717
Avolon Holdings Funding Ltd., 3.25%, 2/15/2027 (n)	2,571,000	2,293,669

		$13,555,215
Food & Beverages - 0.7%
Anheuser-Busch InBev S.A., 8%, 11/15/2039	$5,850,000	$9,433,141
Constellation Brands, Inc., 3.5%, 5/09/2027	9,893,000	11,059,433

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Food & Beverages - continued
Diageo Capital PLC, 2.375%, 10/24/2029	$9,244,000	$9,834,051
General Mills, Inc., 4%, 4/17/2025	7,528,000	8,526,578
General Mills, Inc., 2.875%, 4/15/2030	1,554,000	1,703,840
Keurig Dr Pepper, Inc., 3.2%, 5/01/2030	1,270,000	1,424,865
Keurig Dr Pepper, Inc., 3.8%, 5/01/2050	2,592,000	2,982,149
Mondelez International, Inc., 1.5%, 2/04/2031	1,803,000	1,757,569
Mondelez International, Inc., 2.625%, 9/04/2050	1,761,000	1,709,731
PepsiCo, Inc., 3.5%, 3/19/2040	2,018,000	2,389,791

		$50,821,148
Gaming & Lodging - 0.2%
GLP Capital LP/GLP Financing II, Inc., 5.3%, 1/15/2029	$5,487,000	$6,110,707
Las Vegas Sands Corp., 3.9%, 8/08/2029	3,182,000	3,181,403
Marriott International, Inc., 4%, 4/15/2028	6,516,000	6,712,026
Marriott International, Inc., 4.625%, 6/15/2030	900,000	963,853

		$16,967,989
Insurance - 0.3%
AIA Group Ltd., 3.375%, 4/07/2030 (n)	$2,277,000	$2,554,416
American International Group, Inc., 4.875%, 6/01/2022	10,460,000	11,212,548
American International Group, Inc., 3.75%, 7/10/2025	7,000,000	7,835,579

		$21,602,543
Insurance - Health - 0.3%
UnitedHealth Group, Inc., 3.75%, 7/15/2025	$9,796,000	$11,180,874
UnitedHealth Group, Inc., 3.5%, 8/15/2039	1,303,000	1,496,912
UnitedHealth Group, Inc., 3.7%, 8/15/2049	6,746,000	8,071,019

		$20,748,805
Insurance - Property & Casualty - 0.3%
Aon Corp., 3.75%, 5/02/2029	$8,112,000	$9,356,986
Hartford Financial Services Group, Inc., 3.6%, 8/19/2049	3,261,000	3,642,233
Liberty Mutual Group, Inc., 3.951%, 10/15/2050 (n)	3,352,000	3,742,036
Marsh & McLennan Cos., Inc., 4.75%, 3/15/2039	2,844,000	3,743,734

		$20,484,989
International Market Quasi-Sovereign - 0.1%
Temasek Financial I Ltd. (Republic of Singapore), 2.375%, 1/23/2023 (n)	$10,140,000	$10,574,504

Internet - 0.0%
Alphabet, Inc., 1.9%, 8/15/2040	$3,375,000	$3,246,976

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Machinery & Tools - 0.1%
CNH Industrial Capital LLC, 4.2%, 1/15/2024	$5,788,000	$6,218,787
CNH Industrial Capital LLC, 1.875%, 1/15/2026	1,600,000	1,597,822

		$7,816,609
Major Banks - 2.1%
Bank of America Corp., 4.1%, 7/24/2023	$7,970,000	$8,725,619
Bank of America Corp., 3.004%, 12/20/2023	1,833,000	1,924,275
Bank of America Corp., 4.125%, 1/22/2024	10,657,000	11,803,624
Bank of America Corp., 3.366% to 1/23/2025, FLR (LIBOR - 3mo. + 0.81%) to 1/23/2026	5,404,000	5,898,313
Bank of America Corp., 3.5%, 4/19/2026	8,997,000	10,080,641
Bank of America Corp., 2.676% to 6/19/2040, FLR (SOFR + 1.93%) to 6/19/2041	7,032,000	7,180,244
Bank of New York Mellon Corp., 1.6%, 4/24/2025	6,487,000	6,742,794
Goldman Sachs Group, Inc., 2.6%, 2/07/2030	10,118,000	10,694,673
JPMorgan Chase & Co., 3.2%, 1/25/2023	14,643,000	15,565,188
JPMorgan Chase & Co., 3.782% to 2/01/2027, FLR (LIBOR - 3mo. + 1.337%) to 2/01/2028	16,313,000	18,450,630
JPMorgan Chase & Co., 2.956% to 5/13/2030, FLR (SOFR + 2.515%) to 5/13/2031	1,989,000	2,134,007
JPMorgan Chase & Co., 3.109% to 4/22/2040, FLR (SOFR + 2.46%) to 4/22/2041	10,109,000	10,965,628
JPMorgan Chase & Co., 3.897% to 1/23/2048, FLR (LIBOR - 3mo. + 1.22%) to 1/23/2049	3,658,000	4,402,004
Morgan Stanley, 3.125%, 1/23/2023	1,002,000	1,059,384
Morgan Stanley, 3.875%, 4/29/2024	6,520,000	7,195,074
Morgan Stanley, 4%, 7/23/2025	2,939,000	3,321,805
Morgan Stanley, 2.699% to 1/22/2030, FLR (SOFR + 1.143%) to 1/22/2031	14,836,000	15,803,236
PNC Bank N.A., 2.7%, 10/22/2029	2,565,000	2,770,247
Royal Bank of Canada, 1.15%, 6/10/2025	9,783,000	9,919,650
State Street Corp., 2.901% to 3/30/2025, FLR (SOFR + 2.7%) to 3/30/2026 (n)	1,443,000	1,569,054

		$156,206,090
Medical & Health Technology & Services - 0.8%
Alcon, Inc., 2.6%, 5/27/2030 (n)	$944,000	$999,298
Alcon, Inc., 3.8%, 9/23/2049 (n)	4,915,000	5,556,798
Becton, Dickinson and Co., 3.125%, 11/08/2021	3,168,000	3,256,184
Becton, Dickinson and Co., 4.669%, 6/06/2047	5,897,000	7,281,618
Cigna Corp., 3.2%, 3/15/2040	1,953,000	2,070,347
HCA, Inc., 5.125%, 6/15/2039	7,327,000	8,891,770
Laboratory Corp. of America Holdings, 3.2%, 2/01/2022	1,494,000	1,545,881
Laboratory Corp. of America Holdings, 4.7%, 2/01/2045	5,294,000	6,738,650

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Medical & Health Technology & Services - continued
Northwell Healthcare, Inc., 3.979%, 11/01/2046	$520,000	$568,780
Northwell Healthcare, Inc., 4.26%, 11/01/2047	4,156,000	4,771,016
Thermo Fisher Scientific, Inc., 2.95%, 9/19/2026	7,303,000	8,129,834
Thermo Fisher Scientific, Inc., 3.2%, 8/15/2027	7,755,000	8,727,352

		$58,537,528
Medical Equipment - 0.4%
Abbott Laboratories, 4.9%, 11/30/2046	$5,880,000	$8,336,667
Boston Scientific Corp., 3.75%, 3/01/2026	8,132,000	9,267,048
Danaher Corp., 2.6%, 10/01/2050	4,039,000	3,959,596
Zimmer Biomet Holdings, Inc., 3.55%, 4/01/2025	7,149,000	7,903,137

		$29,466,448
Metals & Mining - 0.1%
Anglo American Capital PLC, 2.625%, 9/10/2030 (n)	$4,651,000	$4,638,350
Glencore Funding LLC, 4.125%, 5/30/2023 (n)	4,071,000	4,364,478

		$9,002,828
Midstream - 0.6%
Cheniere Energy, Inc., 3.7%, 11/15/2029 (n)	$5,271,000	$5,478,589
Enbridge, Inc., 2.5%, 1/15/2025	3,348,000	3,522,914
Enterprise Products Operating LLC, 4.2%, 1/31/2050	2,777,000	2,952,372
Kinder Morgan Energy Partners LP, 4.15%, 2/01/2024	5,700,000	6,237,237
ONEOK, Inc., 4.95%, 7/13/2047	7,952,000	7,459,298
Plains All American Pipeline LP, 3.8%, 9/15/2030	5,546,000	5,377,857
Sabine Pass Liquefaction LLC, 5%, 3/15/2027	7,216,000	8,139,174
Sabine Pass Liquefaction LLC, 4.5%, 5/15/2030 (n)	1,825,000	2,055,774
Spectra Energy Partners LP, 3.375%, 10/15/2026	2,932,000	3,227,277

		$44,450,492
Mortgage-Backed - 11.9%
Fannie Mae, 5%, 12/01/2020 - 3/01/2042	$8,216,957	$9,419,277
Fannie Mae, 6%, 1/01/2021 - 7/01/2037	6,185,271	7,116,339
Fannie Mae, 2.73%, 4/01/2023	600,936	628,373
Fannie Mae, 2.41%, 5/01/2023	911,556	947,176
Fannie Mae, 2.55%, 5/01/2023	856,652	893,092
Fannie Mae, 2.59%, 5/01/2023	901,882	941,204
Fannie Mae, 2.62%, 5/01/2023	598,723	625,228
Fannie Mae, 5.25%, 8/01/2024	921,200	1,036,810
Fannie Mae, 3.5%, 5/25/2025 - 11/01/2048	76,831,459	83,042,433
Fannie Mae, 2.7%, 7/01/2025	1,007,000	1,090,833
Fannie Mae, 3.43%, 6/01/2026	1,119,771	1,256,160
Fannie Mae, 4.54%, 7/01/2026	936,952	1,079,647
Fannie Mae, 2.28%, 11/01/2026	1,337,619	1,433,227
Fannie Mae, 2.584%, 12/25/2026	4,588,000	4,994,934
Fannie Mae, 3.95%, 1/01/2027	902,538	1,043,653

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Mortgage-Backed - continued
Fannie Mae, 3%, 11/01/2028 - 9/01/2050	$55,922,055	$59,497,016
Fannie Mae, 4.96%, 6/01/2030	491,769	592,046
Fannie Mae, 6.5%, 6/01/2031 - 7/01/2037	2,365,773	2,741,354
Fannie Mae, 2.5%, 11/01/2031 - 7/01/2050	19,921,884	21,053,949
Fannie Mae, 5.5%, 2/01/2033 - 4/01/2040	11,239,431	13,035,818
Fannie Mae, 3%, 2/25/2033 (i)	1,348,259	141,420
Fannie Mae, 4.5%, 8/01/2033 - 6/01/2044	23,566,485	26,412,659
Fannie Mae, 3.25%, 5/25/2040	554,059	600,221
Fannie Mae, 4%, 9/01/2040 - 6/01/2047	59,488,498	65,299,947
Fannie Mae, 2%, 10/25/2040 - 4/25/2046	3,546,745	3,658,878
Fannie Mae, 4%, 7/25/2046 (i)	1,161,157	217,516
Fannie Mae, TBA, 2%, 10/19/2035 - 11/15/2050	57,025,000	58,996,287
Fannie Mae, TBA, 3%, 10/19/2035 - 10/14/2050	43,225,000	45,296,522
Fannie Mae, TBA, 2.5%, 10/25/2035 - 11/12/2050	59,665,000	62,453,159
Fannie Mae, TBA, 3.5%, 10/25/2035 - 10/14/2050	17,325,000	18,275,334
Fannie Mae, TBA, 1.5%, 11/17/2035	5,775,000	5,904,699
Freddie Mac, 3.034%, 10/25/2020	4,800	4,799
Freddie Mac, 6%, 5/01/2021 - 6/01/2037	2,496,929	2,908,652
Freddie Mac, 2.791%, 1/25/2022	3,221,000	3,298,398
Freddie Mac, 2.51%, 11/25/2022	4,700,000	4,873,147
Freddie Mac, 3.111%, 2/25/2023	5,200,000	5,483,182
Freddie Mac, 3.32%, 2/25/2023	2,023,000	2,145,175
Freddie Mac, 3.25%, 4/25/2023	6,006,000	6,369,186
Freddie Mac, 3.06%, 7/25/2023	1,116,000	1,186,839
Freddie Mac, 3.458%, 8/25/2023	2,578,000	2,776,392
Freddie Mac, 1.022%, 4/25/2024 (i)	10,514,353	256,543
Freddie Mac, 0.631%, 7/25/2024 (i)	40,823,000	771,293
Freddie Mac, 0.732%, 7/25/2024 (i)	13,835,397	248,152
Freddie Mac, 4.5%, 8/01/2024 - 5/01/2042	3,869,622	4,315,866
Freddie Mac, 0.43%, 8/25/2024 (i)	44,106,000	592,463
Freddie Mac, 0.529%, 8/25/2024 (i)	81,356,509	1,074,549
Freddie Mac, 3.064%, 8/25/2024	2,295,000	2,484,841
Freddie Mac, 0.489%, 10/25/2024 (i)	59,572,080	722,395
Freddie Mac, 3.171%, 10/25/2024	3,005,000	3,294,819
Freddie Mac, 0.4%, 11/25/2024 (i)	44,690,000	522,591
Freddie Mac, 2.67%, 12/25/2024	3,687,000	3,981,221
Freddie Mac, 3.329%, 5/25/2025	4,698,000	5,245,908
Freddie Mac, 3.01%, 7/25/2025	1,275,000	1,405,569
Freddie Mac, 3.151%, 11/25/2025	2,984,000	3,322,833
Freddie Mac, 3.5%, 12/01/2025 - 10/25/2058	50,290,078	54,122,526
Freddie Mac, 0.773%, 6/25/2027 (i)	39,273,000	1,692,600
Freddie Mac, 0.889%, 6/25/2027 (i)	12,727,977	567,533
Freddie Mac, 0.711%, 7/25/2027 (i)	34,113,624	1,223,233
Freddie Mac, 0.461%, 8/25/2027 (i)	27,934,000	663,972

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Mortgage-Backed - continued
Freddie Mac, 0.564%, 8/25/2027 (i)	$18,108,475	$493,159
Freddie Mac, 0.406%, 9/25/2027 (i)	30,183,000	622,512
Freddie Mac, 0.325%, 11/25/2027 (i)	47,333,000	723,608
Freddie Mac, 0.418%, 11/25/2027 (i)	33,960,912	643,957
Freddie Mac, 0.456%, 11/25/2027 (i)	30,295,499	674,490
Freddie Mac, 0.37%, 12/25/2027 (i)	29,308,000	553,482
Freddie Mac, 0.413%, 12/25/2027 (i)	32,765,000	707,894
Freddie Mac, 0.493%, 12/25/2027 (i)	52,127,605	1,261,921
Freddie Mac, 3.65%, 2/25/2028	2,634,000	3,098,574
Freddie Mac, 3.9%, 4/25/2028	4,975,000	5,961,440
Freddie Mac, 3.926%, 7/25/2028	160,692	193,228
Freddie Mac, 1.218%, 7/25/2029 (i)	857,928	72,187
Freddie Mac, 1.269%, 8/25/2029 (i)	13,442,840	1,183,533
Freddie Mac, 1.916%, 4/25/2030 (i)	2,500,000	384,698
Freddie Mac, 1.985%, 4/25/2030 (i)	7,819,828	1,245,986
Freddie Mac, 1.765%, 5/25/2030 (i)	4,048,749	583,066
Freddie Mac, 1.906%, 5/25/2030 (i)	8,995,049	1,386,979
Freddie Mac, 1.436%, 6/25/2030 (i)	3,687,431	432,508
Freddie Mac, 1.6%, 9/25/2030 (i)	3,331,192	471,650
Freddie Mac, 0.445%, 11/25/2032 (i)	25,833,068	750,732
Freddie Mac, 3%, 2/15/2033 (i)	1,966,034	153,640
Freddie Mac, 5%, 9/01/2033 - 7/01/2041	4,857,069	5,580,773
Freddie Mac, 5.5%, 12/01/2033 - 10/01/2035	2,329,733	2,709,586
Freddie Mac, 6.5%, 5/01/2034 - 7/01/2037	1,248,133	1,413,695
Freddie Mac, 5.5%, 2/15/2036 (i)	269,337	52,432
Freddie Mac, 4%, 8/01/2037 - 8/01/2047	32,447,681	35,088,166
Freddie Mac, 3%, 1/01/2038 - 2/25/2059	51,199,237	55,029,251
Freddie Mac, 2.5%, 8/01/2040	1,085,038	1,156,566
Freddie Mac, 4.5%, 12/15/2040 (i)	279,319	26,721
Freddie Mac, 4%, 8/15/2044 (i)	328,186	39,715
Ginnie Mae, 2.5%, 7/20/2032	950,000	1,008,407
Ginnie Mae, 6%, 9/15/2032 - 1/15/2038	2,297,661	2,687,947
Ginnie Mae, 5.5%, 12/15/2032 - 4/20/2035	1,891,281	2,203,256
Ginnie Mae, 4.5%, 7/15/2033 - 7/20/2049	10,773,675	11,770,418
Ginnie Mae, 5%, 7/20/2033 - 10/15/2034	621,189	706,849
Ginnie Mae, 4%, 1/20/2041 - 2/20/2042	5,753,947	6,323,152
Ginnie Mae, 3.5%, 12/15/2041 - 3/20/2048	25,554,858	27,464,526
Ginnie Mae, 3%, 4/20/2045 - 9/20/2050	47,212,125	49,882,701
Ginnie Mae, 0.636%, 2/16/2059 (i)	15,592,296	766,099
Ginnie Mae, TBA, 2.5%, 10/15/2050 - 11/19/2050	11,675,000	12,257,267
Ginnie Mae, TBA, 3%, 10/15/2050	650,000	680,583
Ginnie Mae, TBA, 2%, 10/21/2050	7,150,000	7,428,178
Ginnie Mae, TBA, 3.5%, 10/21/2050 - 11/15/2050	22,069,718	23,242,515
Ginnie Mae, TBA, 4%, 10/21/2050	5,050,000	5,365,526

		$889,763,461

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Municipals - 0.3%
New Jersey Economic Development Authority State Pension Funding Rev., “A” , NATL, 7.425%, 2/15/2029	$8,500,000	$10,576,635
New Jersey Turnpike Authority Rev. (Build America Bonds), “F”, 7.414%, 1/01/2040	5,815,000	9,863,694
State of Florida, “A”, 2.154%, 7/01/2030	4,514,000	4,572,140

		$25,012,469
Natural Gas - Distribution - 0.1%
NiSource, Inc., 2.95%, 9/01/2029	$5,114,000	$5,552,534
NiSource, Inc., 5.65%, 2/01/2045	2,500,000	3,449,000

		$9,001,534
Natural Gas - Pipeline - 0.2%
APT Pipelines Ltd., 4.2%, 3/23/2025 (n)	$9,121,000	$10,066,574
APT Pipelines Ltd., 4.25%, 7/15/2027 (n)	822,000	929,374

		$10,995,948
Network & Telecom - 0.4%
AT&T, Inc., 3%, 6/30/2022	$6,074,000	$6,316,848
AT&T, Inc., 3.65%, 9/15/2059 (n)	5,709,000	5,608,234
Verizon Communications, Inc., 4.272%, 1/15/2036	6,744,000	8,318,680
Verizon Communications, Inc., 4.812%, 3/15/2039	8,074,000	10,573,039

		$30,816,801
Oils - 0.3%
Marathon Petroleum Corp., 4.75%, 9/15/2044	$3,655,000	$3,810,407
Phillips 66 Co., 2.15%, 12/15/2030	12,136,000	11,802,218
Valero Energy Corp., 4.9%, 3/15/2045	7,872,000	8,762,636

		$24,375,261
Other Banks & Diversified Financials - 0.4%
BBVA Bancomer S.A. de C.V., 6.75%, 9/30/2022 (n)	$4,730,000	$5,098,940
Branch Banking & Trust Co., 2.25%, 3/11/2030	8,444,000	8,711,274
Capital One Financial Corp., 3.75%, 3/09/2027	5,953,000	6,609,885
Citigroup, Inc., 2.666% to 1/29/2030, FLR (SOFR + 1.146%) to 1/29/2031	10,118,000	10,649,160

		$31,069,259
Pollution Control - 0.1%
Republic Services, Inc., 3.95%, 5/15/2028	$4,185,000	$4,930,316
Republic Services, Inc., 1.45%, 2/15/2031	3,555,000	3,505,939

		$8,436,255
Real Estate - Other - 0.0%
Prologis, Inc., REIT, 2.25%, 4/15/2030	$2,526,000	$2,684,842

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Real Estate - Retail - 0.2%
Brixmor Operating Partnership LP, REIT, 4.125%, 5/15/2029	$624,000	$675,969
Brixmor Operating Partnership LP, REIT, 4.05%, 7/01/2030	5,878,000	6,287,047
Realty Income Corp., REIT, 3.25%, 1/15/2031	2,050,000	2,268,626
VEREIT Operating Partnership LP, REIT, 3.1%, 12/15/2029	5,435,000	5,444,503

		$14,676,145
Retailers - 0.4%
Best Buy Co., Inc., 4.45%, 10/01/2028	$7,122,000	$8,445,534
Costco Wholesale Corp., 1.75%, 4/20/2032	6,739,000	6,914,014
Home Depot, Inc., 5.95%, 4/01/2041	1,578,000	2,386,112
Home Depot, Inc., 3.9%, 6/15/2047	3,838,000	4,738,567
Target Corp., 2.25%, 4/15/2025	10,101,000	10,823,418

		$33,307,645
Specialty Stores - 0.1%
TJX Cos., Inc., 3.75%, 4/15/2027	$1,347,000	$1,544,237
TJX Cos., Inc., 3.875%, 4/15/2030	1,615,000	1,915,569
TJX Cos., Inc., 4.5%, 4/15/2050	1,141,000	1,473,091

		$4,932,897
Telecommunications - Wireless - 0.5%
American Tower Corp., REIT, 3%, 6/15/2023	$3,098,000	$3,280,969
American Tower Corp., REIT, 3.6%, 1/15/2028	3,756,000	4,213,108
American Tower Corp., REIT, 3.1%, 6/15/2050	5,568,000	5,506,953
American Tower Trust I, REIT, 3.07%, 3/15/2048 (n)	5,425,000	5,536,442
Crown Castle International Corp., 1.35%, 7/15/2025	2,485,000	2,511,964
Crown Castle International Corp., 3.65%, 9/01/2027	8,690,000	9,723,895
T-Mobile USA, Inc., 2.05%, 2/15/2028 (n)	5,621,000	5,754,892
T-Mobile USA, Inc., 4.5%, 4/15/2050 (n)	692,000	830,175

		$37,358,398
Telephone Services - 0.1%
Deutsche Telekom AG, 3.625%, 1/21/2050 (n)	$3,952,000	$4,381,010

Tobacco - 0.0%
B.A.T. Capital Corp., 4.906%, 4/02/2030	$1,647,000	$1,942,534

Transportation - Services - 0.1%
ERAC USA Finance LLC, 7%, 10/15/2037 (n)	$5,736,000	$8,290,186

U.S. Government Agencies and Equivalents - 0.0%
Small Business Administration, 4.35%, 7/01/2023	$56,984	$59,161
Small Business Administration, 4.77%, 4/01/2024	176,299	183,908
Small Business Administration, 5.18%, 5/01/2024	308,263	324,886

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued

U.S. Government Agencies and Equivalents - continued
Small Business Administration, 5.52%, 6/01/2024	$147,849	$156,466
Small Business Administration, 4.99%, 9/01/2024	302,523	318,531
Small Business Administration, 4.95%, 3/01/2025	271,944	286,636

		$1,329,588
U.S. Treasury Obligations - 6.0%
U.S. Treasury Bonds, 3.5%, 2/15/2039	$5,140,000	$7,224,712
U.S. Treasury Bonds, 2.875%, 5/15/2043	55,466,000	72,554,295
U.S. Treasury Bonds, 2.5%, 2/15/2045	5,313,000	6,553,253
U.S. Treasury Bonds, 3%, 11/15/2045	215,000	289,452
U.S. Treasury Bonds, 2.875%, 11/15/2046	14,148,000	18,741,679
U.S. Treasury Bonds, 3%, 2/15/2048	22,502,000	30,651,943
U.S. Treasury Bonds, 2.375%, 11/15/2049	44,780,000	54,831,011
U.S. Treasury Notes, 1.375%, 1/31/2022	187,100,000	190,206,152
U.S. Treasury Notes, 1.375%, 1/31/2025	63,000,000	66,098,320

		$447,150,817
Utilities - Electric Power - 1.1%
Berkshire Hathaway Energy Co., 3.75%, 11/15/2023	$3,550,000	$3,870,705
Berkshire Hathaway Energy Co., 4.25%, 10/15/2050 (n)	922,000	1,147,904
Duke Energy Corp., 2.65%, 9/01/2026	1,590,000	1,720,021
Duke Energy Progress LLC, 3.45%, 3/15/2029	7,168,000	8,274,812
Enel Finance International N.V., 2.65%, 9/10/2024	2,983,000	3,162,791
Enel Finance International N.V., 4.875%, 6/14/2029 (n)	5,951,000	7,298,767
Enel Finance International N.V., 4.75%, 5/25/2047 (n)	2,194,000	2,721,184
Evergy, Inc., 2.9%, 9/15/2029	5,701,000	6,118,972
Exelon Corp., 4.05%, 4/15/2030	6,734,000	7,899,241
FirstEnergy Corp., 3.4%, 3/01/2050	3,815,000	3,700,845
Georgia Power Co., 3.7%, 1/30/2050	530,000	589,325
Jersey Central Power & Light Co., 4.3%, 1/15/2026 (n)	4,533,000	5,182,206
Northern States Power Co., 2.6%, 6/01/2051	6,741,000	6,843,800
Oncor Electric Delivery Co. LLC, 5.75%, 3/15/2029	4,555,000	5,989,304
Pacific Gas & Electric Co., 2.1%, 8/01/2027	1,714,000	1,658,415
Pacific Gas & Electric Co., 3.3%, 8/01/2040	3,291,000	3,022,195
PPL Capital Funding, Inc., 5%, 3/15/2044	1,773,000	2,210,476
PPL Corp., 3.4%, 6/01/2023	4,920,000	5,239,435
Xcel Energy, Inc., 3.4%, 6/01/2030	3,419,000	3,926,795
Xcel Energy, Inc., 3.5%, 12/01/2049	4,030,000	4,476,923

		$85,054,116
Utilities - Gas - 0.1%
East Ohio Gas Co., 2%, 6/15/2030 (n)	$4,728,000	$4,896,991
Total Bonds (Identified Cost, $2,699,276,293)		$2,890,915,748

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Convertible Preferred Stocks - 1.0%
Automotive - 0.2%
Aptiv PLC, 5.5%	122,000	$13,837,240

Medical Equipment - 0.4%
Boston Scientific Corp., 5.5%	182,698	$20,438,425
Danaher Corp., 4.75%	3,976	5,867,980

		$26,306,405
Telecommunications - Wireless - 0.2%
T-Mobile USA, Inc., 5.25%	16,855	$18,174,409

Utilities - Electric Power - 0.2%
CenterPoint Energy, Inc., 7%	493,865	$17,996,441
Total Convertible Preferred Stocks (Identified Cost, $76,394,479)		$76,314,495

Preferred Stocks - 0.3%
Electronics - 0.3%
Samsung Electronics Co. Ltd. (Identified Cost, $15,592,231)	409,695	$17,690,977

Investment Companies (h) - 4.5%
Money Market Funds - 4.5%
MFS Institutional Money Market Portfolio, 0.1% (v) (Identified Cost, $335,647,449)	335,623,836	$335,623,836

Other Assets, Less Liabilities - (3.2)%		(238,776,066)
Net Assets - 100.0%		$7,503,635,886

(a)	Non-income producing security.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $335,623,836 and $7,406,788,116, respectively.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $389,913,053, representing 5.2% of net assets.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
CLO	Collateralized Loan Obligation

Portfolio of Investments – continued

FGIC	Financial Guaranty Insurance Co.
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
LIBOR	London Interbank Offered Rate
NATL	National Public Finance Guarantee Corp.
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 9/30/20

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $5,778,869,175)	$7,406,788,116
Investments in affiliated issuers, at value (identified cost, $335,647,449)	335,623,836
Cash	220,264
Receivables for
Investments sold	6,238,422
TBA sale commitments	31,602,834
Fund shares sold	6,318,428
Interest and dividends	23,574,599
Other assets	2,569
Total assets	$7,810,369,068

Liabilities
Payables for
Distributions	$908,387
Investments purchased	19,218,432
TBA purchase commitments	271,875,757
Fund shares reacquired	11,320,337
Payable to affiliates
Investment adviser	142,577
Administrative services fee	3,072
Shareholder servicing costs	2,885,784
Distribution and service fees	68,371
Program manager fees	95
Payable for independent Trustees’ compensation	18,607
Accrued expenses and other liabilities	291,763
Total liabilities	$306,733,182
Net assets	$7,503,635,886

Net assets consist of
Paid-in capital	$5,557,098,897
Total distributable earnings (loss)	1,946,536,989
Net assets	$7,503,635,886
Shares of beneficial interest outstanding	379,208,656

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$4,476,558,689	226,364,548	$19.78
Class B	94,906,384	4,788,666	19.82
Class C	482,339,656	24,207,949	19.92
Class I	848,687,187	42,926,617	19.77
Class R1	9,119,048	461,683	19.75
Class R2	125,160,370	6,306,596	19.85
Class R3	284,813,071	14,390,404	19.79
Class R4	251,641,112	12,710,443	19.80
Class R6	895,481,343	45,283,678	19.77
Class 529A	27,080,468	1,373,546	19.72
Class 529B	752,986	38,006	19.81
Class 529C	7,095,572	356,520	19.90

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $20.99 [100 / 94.25 x $19.78] and $20.92 [100 / 94.25 x $19.72], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R6, and 529A.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 9/30/20

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$107,089,357
Interest	82,948,947
Dividends from affiliated issuers	1,449,322
Other	576,090
Income on securities loaned	343,999
Foreign taxes withheld	(1,108,228)
Total investment income	$191,299,487
Expenses
Management fee	$25,749,551
Distribution and service fees	19,500,099
Shareholder servicing costs	7,085,908
Program manager fees	17,482
Administrative services fee	572,331
Independent Trustees’ compensation	86,402
Custodian fee	291,784
Shareholder communications	263,811
Audit and tax fees	87,580
Legal fees	60,380
Miscellaneous	380,248
Total expenses	$54,095,576
Fees paid indirectly	(4,388)
Reduction of expenses by distributor	(326,099)
Net expenses	$53,765,089
Net investment income (loss)	$137,534,398

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$387,780,168
Affiliated issuers	5,387
Foreign currency	(270,310)
Net realized gain (loss)	$387,515,245
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(158,649,799)
Affiliated issuers	(32,690)
Translation of assets and liabilities in foreign currencies	195,063
Net unrealized gain (loss)	$(158,487,426)
Net realized and unrealized gain (loss)	$229,027,819
Change in net assets from operations	$366,562,217

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	9/30/20	9/30/19
Change in net assets

From operations
Net investment income (loss)	$137,534,398	$160,917,103
Net realized gain (loss)	387,515,245	134,497,966
Net unrealized gain (loss)	(158,487,426)	171,768,264
Change in net assets from operations	$366,562,217	$467,183,333
Total distributions to shareholders	$(242,786,662)	$(338,868,704)
Change in net assets from fund share transactions	$(168,398,465)	$(378,374,769)
Total change in net assets	$(44,622,910)	$(250,060,140)

Net assets
At beginning of period	7,548,258,796	7,798,318,936
At end of period	$7,503,635,886	$7,548,258,796

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	9/30/20	9/30/19	9/30/18	9/30/17		9/30/16
Net asset value, beginning of period	$19.42	$19.09	$19.29	$18.19		$17.38

Income (loss) from investment operations
Net investment income (loss) (d)	$0.36	$0.41	$0.37	$0.38	(c)	$0.35
Net realized and unrealized gain (loss)	0.63	0.78	0.53	1.36		1.41
Total from investment operations	$0.99	$1.19	$0.90	$1.74		$1.76

Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.39)	$(0.38)	$(0.39)		$(0.44)
From net realized gain	(0.26)	(0.47)	(0.72)	(0.25)		(0.51)
Total distributions declared to shareholders	$(0.63)	$(0.86)	$(1.10)	$(0.64)		$(0.95)
Net asset value, end of period (x)	$19.78	$19.42	$19.09	$19.29		$18.19
Total return (%) (r)(s)(t)(x)	5.21	6.73	4.71	9.78	(c)	10.50

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.73	0.73	0.73	0.74	(c)	0.74
Expenses after expense reductions (f)	0.72	0.72	0.72	0.73	(c)	0.73
Net investment income (loss)	1.87	2.20	1.95	2.03	(c)	1.99
Portfolio turnover	92	39	33	38		32
Net assets at end of period (000 omitted)	$4,476,559	$4,666,095	$4,838,039	$4,779,558		$4,733,090

See Notes to Financial Statements

Financial Highlights – continued

Class B	Year ended

	9/30/20	9/30/19	9/30/18	9/30/17		9/30/16
Net asset value, beginning of period	$19.45	$19.12	$19.31	$18.21		$17.40

Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	$0.27	$0.23	$0.24	(c)	$0.22
Net realized and unrealized gain (loss)	0.63	0.77	0.53	1.36		1.40
Total from investment operations	$0.85	$1.04	$0.76	$1.60		$1.62

Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.24)	$(0.23)	$(0.25)		$(0.30)
From net realized gain	(0.26)	(0.47)	(0.72)	(0.25)		(0.51)
Total distributions declared to shareholders	$(0.48)	$(0.71)	$(0.95)	$(0.50)		$(0.81)
Net asset value, end of period (x)	$19.82	$19.45	$19.12	$19.31		$18.21
Total return (%) (r)(s)(t)(x)	4.44	5.90	3.94	8.94	(c)	9.66

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.48	1.48	1.48	1.49	(c)	1.49
Expenses after expense reductions (f)	1.48	1.47	1.48	1.48	(c)	1.49
Net investment income (loss)	1.12	1.44	1.19	1.29	(c)	1.24
Portfolio turnover	92	39	33	38		32
Net assets at end of period (000 omitted)	$94,906	$124,982	$152,200	$184,889		$205,806

Class C	Year ended

	9/30/20	9/30/19	9/30/18	9/30/17		9/30/16
Net asset value, beginning of period	$19.55	$19.21	$19.40	$18.29		$17.48

Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	$0.27	$0.23	$0.24	(c)	$0.22
Net realized and unrealized gain (loss)	0.63	0.78	0.53	1.37		1.41
Total from investment operations	$0.85	$1.05	$0.76	$1.61		$1.63

Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.24)	$(0.23)	$(0.25)		$(0.31)
From net realized gain	(0.26)	(0.47)	(0.72)	(0.25)		(0.51)
Total distributions declared to shareholders	$(0.48)	$(0.71)	$(0.95)	$(0.50)		$(0.82)
Net asset value, end of period (x)	$19.92	$19.55	$19.21	$19.40		$18.29
Total return (%) (r)(s)(t)(x)	4.41	5.92	3.91	8.95	(c)	9.62

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.48	1.48	1.48	1.49	(c)	1.49
Expenses after expense reductions (f)	1.48	1.48	1.48	1.49	(c)	1.49
Net investment income (loss)	1.12	1.44	1.18	1.28	(c)	1.24
Portfolio turnover	92	39	33	38		32
Net assets at end of period (000 omitted)	$482,340	$602,145	$695,252	$1,054,574		$1,102,670

See Notes to Financial Statements

Financial Highlights – continued

Class I	Year ended

	9/30/20	9/30/19	9/30/18	9/30/17		9/30/16
Net asset value, beginning of period	$19.41	$19.08	$19.28	$18.18		$17.38

Income (loss) from investment operations
Net investment income (loss) (d)	$0.41	$0.45	$0.42	$0.39	(c)	$0.39
Net realized and unrealized gain (loss)	0.63	0.78	0.52	1.40		1.40
Total from investment operations	$1.04	$1.23	$0.94	$1.79		$1.79

Less distributions declared to shareholders
From net investment income	$(0.42)	$(0.43)	$(0.42)	$(0.44)		$(0.48)
From net realized gain	(0.26)	(0.47)	(0.72)	(0.25)		(0.51)
Total distributions declared to shareholders	$(0.68)	$(0.90)	$(1.14)	$(0.69)		$(0.99)
Net asset value, end of period (x)	$19.77	$19.41	$19.08	$19.28		$18.18
Total return (%) (r)(s)(t)(x)	5.47	6.99	4.97	10.06	(c)	10.71

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.48	0.48	0.48	0.49	(c)	0.49
Expenses after expense reductions (f)	N/A	N/A	N/A	N/A		N/A
Net investment income (loss)	2.11	2.44	2.20	2.10	(c)	2.22
Portfolio turnover	92	39	33	38		32
Net assets at end of period (000 omitted)	$848,687	$663,464	$662,998	$593,250		$329,965

Class R1	Year ended

	9/30/20	9/30/19	9/30/18	9/30/17		9/30/16
Net asset value, beginning of period	$19.39	$19.06	$19.26	$18.17		$17.36

Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	$0.27	$0.23	$0.24	(c)	$0.22
Net realized and unrealized gain (loss)	0.63	0.77	0.52	1.35		1.41
Total from investment operations	$0.85	$1.04	$0.75	$1.59		$1.63

Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.24)	$(0.23)	$(0.25)		$(0.31)
From net realized gain	(0.26)	(0.47)	(0.72)	(0.25)		(0.51)
Total distributions declared to shareholders	$(0.49)	$(0.71)	$(0.95)	$(0.50)		$(0.82)
Net asset value, end of period (x)	$19.75	$19.39	$19.06	$19.26		$18.17
Total return (%) (r)(s)(t)(x)	4.42	5.93	3.93	8.90	(c)	9.68

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.48	1.48	1.48	1.49	(c)	1.49
Expenses after expense reductions (f)	N/A	N/A	N/A	N/A		N/A
Net investment income (loss)	1.12	1.44	1.19	1.28	(c)	1.24
Portfolio turnover	92	39	33	38		32
Net assets at end of period (000 omitted)	$9,119	$10,508	$12,068	$12,517		$14,031

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Year ended

	9/30/20	9/30/19	9/30/18	9/30/17		9/30/16
Net asset value, beginning of period	$19.48	$19.15	$19.34	$18.24		$17.43

Income (loss) from investment operations
Net investment income (loss) (d)	$0.31	$0.36	$0.32	$0.33	(c)	$0.31
Net realized and unrealized gain (loss)	0.64	0.78	0.54	1.36		1.40
Total from investment operations	$0.95	$1.14	$0.86	$1.69		$1.71

Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.34)	$(0.33)	$(0.34)		$(0.39)
From net realized gain	(0.26)	(0.47)	(0.72)	(0.25)		(0.51)
Total distributions declared to shareholders	$(0.58)	$(0.81)	$(1.05)	$(0.59)		$(0.90)
Net asset value, end of period (x)	$19.85	$19.48	$19.15	$19.34		$18.24
Total return (%) (r)(s)(t)(x)	4.97	6.43	4.48	9.48	(c)	10.19

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.98	0.98	0.98	0.99	(c)	0.99
Expenses after expense reductions (f)	N/A	0.98	0.98	0.99	(c)	N/A
Net investment income (loss)	1.62	1.94	1.69	1.76	(c)	1.73
Portfolio turnover	92	39	33	38		32
Net assets at end of period (000 omitted)	$125,160	$165,893	$194,859	$229,263		$205,848

Class R3	Year ended

	9/30/20	9/30/19	9/30/18	9/30/17		9/30/16
Net asset value, beginning of period	$19.43	$19.10	$19.30	$18.20		$17.39

Income (loss) from investment operations
Net investment income (loss) (d)	$0.36	$0.41	$0.37	$0.37	(c)	$0.35
Net realized and unrealized gain (loss)	0.63	0.78	0.53	1.37		1.41
Total from investment operations	$0.99	$1.19	$0.90	$1.74		$1.76

Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.39)	$(0.38)	$(0.39)		$(0.44)
From net realized gain	(0.26)	(0.47)	(0.72)	(0.25)		(0.51)
Total distributions declared to shareholders	$(0.63)	$(0.86)	$(1.10)	$(0.64)		$(0.95)
Net asset value, end of period (x)	$19.79	$19.43	$19.10	$19.30		$18.20
Total return (%) (r)(s)(t)(x)	5.20	6.71	4.70	9.77	(c)	10.48

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.73	0.73	0.73	0.74	(c)	0.74
Expenses after expense reductions (f)	N/A	N/A	0.73	N/A		N/A
Net investment income (loss)	1.86	2.19	1.94	2.01	(c)	1.99
Portfolio turnover	92	39	33	38		32
Net assets at end of period (000 omitted)	$284,813	$290,210	$325,625	$331,072		$297,313

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Year ended

	9/30/20	9/30/19	9/30/18	9/30/17		9/30/16
Net asset value, beginning of period	$19.44	$19.11	$19.31	$18.20		$17.40

Income (loss) from investment operations
Net investment income (loss) (d)	$0.41	$0.46	$0.42	$0.43	(c)	$0.39
Net realized and unrealized gain (loss)	0.63	0.77	0.52	1.37		1.40
Total from investment operations	$1.04	$1.23	$0.94	$1.80		$1.79

Less distributions declared to shareholders
From net investment income	$(0.42)	$(0.43)	$(0.42)	$(0.44)		$(0.48)
From net realized gain	(0.26)	(0.47)	(0.72)	(0.25)		(0.51)
Total distributions declared to shareholders	$(0.68)	$(0.90)	$(1.14)	$(0.69)		$(0.99)
Net asset value, end of period (x)	$19.80	$19.44	$19.11	$19.31		$18.20
Total return (%) (r)(s)(t)(x)	5.47	6.98	4.96	10.10	(c)	10.69

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.48	0.48	0.48	0.49	(c)	0.49
Expenses after expense reductions (f)	N/A	N/A	N/A	N/A		N/A
Net investment income (loss)	2.11	2.45	2.19	2.29	(c)	2.23
Portfolio turnover	92	39	33	38		32
Net assets at end of period (000 omitted)	$251,641	$236,165	$249,073	$291,662		$297,677

Class R6	Year ended

	9/30/20	9/30/19	9/30/18	9/30/17		9/30/16
Net asset value, beginning of period	$19.42	$19.09	$19.29	$18.19		$17.38

Income (loss) from investment operations
Net investment income (loss) (d)	$0.42	$0.47	$0.44	$0.42	(c)	$0.41
Net realized and unrealized gain (loss)	0.63	0.78	0.52	1.38		1.41
Total from investment operations	$1.05	$1.25	$0.96	$1.80		$1.82

Less distributions declared to shareholders
From net investment income	$(0.44)	$(0.45)	$(0.44)	$(0.45)		$(0.50)
From net realized gain	(0.26)	(0.47)	(0.72)	(0.25)		(0.51)
Total distributions declared to shareholders	$(0.70)	$(0.92)	$(1.16)	$(0.70)		$(1.01)
Net asset value, end of period (x)	$19.77	$19.42	$19.09	$19.29		$18.19
Total return (%) (r)(s)(t)(x)	5.50	7.07	5.06	10.14	(c)	10.86

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.40	0.40	0.40	0.40	(c)	0.41
Expenses after expense reductions (f)	N/A	N/A	N/A	N/A		N/A
Net investment income (loss)	2.19	2.52	2.29	2.27	(c)	2.31
Portfolio turnover	92	39	33	38		32
Net assets at end of period (000 omitted)	$895,481	$753,666	$632,943	$389,609		$169,348
See Notes to Financial Statements

Financial Highlights – continued

Class 529A	Year ended

	9/30/20	9/30/19	9/30/18	9/30/17		9/30/16
Net asset value, beginning of period	$19.36	$19.03	$19.24	$18.14		$17.34

Income (loss) from investment operations
Net investment income (loss) (d)	$0.35	$0.40	$0.36	$0.37	(c)	$0.34
Net realized and unrealized gain (loss)	0.64	0.78	0.52	1.36		1.40
Total from investment operations	$0.99	$1.18	$0.88	$1.73		$1.74

Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.38)	$(0.37)	$(0.38)		$(0.43)
From net realized gain	(0.26)	(0.47)	(0.72)	(0.25)		(0.51)
Total distributions declared to shareholders	$(0.63)	$(0.85)	$(1.09)	$(0.63)		$(0.94)
Net asset value, end of period (x)	$19.72	$19.36	$19.03	$19.24		$18.14
Total return (%) (r)(s)(t)(x)	5.19	6.71	4.63	9.77	(c)	10.42

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.78	0.78	0.79	0.84	(c)	0.84
Expenses after expense reductions (f)	0.76	0.76	0.77	0.77	(c)	0.77
Net investment income (loss)	1.83	2.16	1.91	1.97	(c)	1.95
Portfolio turnover	92	39	33	38		32
Net assets at end of period (000 omitted)	$27,080	$26,158	$24,945	$23,275		$21,204

Class 529B	Year ended

	9/30/20	9/30/19	9/30/18	9/30/17		9/30/16
Net asset value, beginning of period	$19.45	$19.11	$19.31	$18.21		$17.40

Income (loss) from investment operations
Net investment income (loss) (d)	$0.36	$0.30	$0.22	$0.23	(c)	$0.21
Net realized and unrealized gain (loss)	0.64	0.79	0.52	1.36		1.41
Total from investment operations	$1.00	$1.09	$0.74	$1.59		$1.62

Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.28)	$(0.22)	$(0.24)		$(0.30)
From net realized gain	(0.26)	(0.47)	(0.72)	(0.25)		(0.51)
Total distributions declared to shareholders	$(0.64)	$(0.75)	$(0.94)	$(0.49)		$(0.81)
Net asset value, end of period (x)	$19.81	$19.45	$19.11	$19.31		$18.21
Total return (%) (r)(s)(t)(x)	5.21	6.16	3.86	8.88	(c)	9.60

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.71	1.29	1.54	1.59	(c)	1.59
Expenses after expense reductions (f)	N/A	N/A	1.53	1.53	(c)	1.54
Net investment income (loss)	1.88	1.63	1.14	1.23	(c)	1.19
Portfolio turnover	92	39	33	38		32
Net assets at end of period (000 omitted)	$753	$981	$1,228	$1,483		$1,580

See Notes to Financial Statements

Financial Highlights – continued

Class 529C	Year ended

	9/30/20	9/30/19	9/30/18	9/30/17		9/30/16
Net asset value, beginning of period	$19.53	$19.20	$19.39	$18.28		$17.47

Income (loss) from investment operations
Net investment income (loss) (d)	$0.21	$0.26	$0.22	$0.23	(c)	$0.21
Net realized and unrealized gain (loss)	0.64	0.77	0.53	1.37		1.41
Total from investment operations	$0.85	$1.03	$0.75	$1.60		$1.62

Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.23)	$(0.22)	$(0.24)		$(0.30)
From net realized gain	(0.26)	(0.47)	(0.72)	(0.25)		(0.51)
Total distributions declared to shareholders	$(0.48)	$(0.70)	$(0.94)	$(0.49)		$(0.81)
Net asset value, end of period (x)	$19.90	$19.53	$19.20	$19.39		$18.28
Total return (%) (r)(s)(t)(x)	4.38	5.82	3.89	8.91	(c)	9.57

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.53	1.53	1.54	1.59	(c)	1.59
Expenses after expense reductions (f)	1.52	1.53	1.53	1.53	(c)	1.54
Net investment income (loss)	1.07	1.39	1.14	1.22	(c)	1.18
Portfolio turnover	92	39	33	38		32
Net assets at end of period (000 omitted)	$7,096	$7,994	$9,088	$11,223		$10,428

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Total Return Fund (the fund) is a diversified series of MFS Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or

Notes to Financial Statements – continued

exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of September 30, 2020 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$4,204,230,164	$18,174,409	$—	$4,222,404,573
Switzerland	91,280,462	—	—	91,280,462
Taiwan	56,509,276	—	—	56,509,276
United Kingdom	9,081,344	45,215,752	—	54,297,096
Netherlands	28,767,706	—	—	28,767,706
France	28,687,356	—	—	28,687,356
South Korea	17,690,977	—	—	17,690,977
Germany	16,234,922	—	—	16,234,922
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	—	448,480,405	—	448,480,405
Non-U.S. Sovereign Debt	—	10,574,504	—	10,574,504
Municipal Bonds	—	25,012,469	—	25,012,469
U.S. Corporate Bonds	—	1,000,675,541	—	1,000,675,541
Residential Mortgage-Backed Securities	—	890,913,474	—	890,913,474
Commercial Mortgage-Backed Securities	—	202,014,422	—	202,014,422
Asset-Backed Securities (including CDOs)	—	148,034,159	—	148,034,159
Foreign Bonds	—	165,210,774	—	165,210,774
Mutual Funds	335,623,836	—	—	335,623,836
Total	$4,788,106,043	$2,954,305,909	$—	$7,742,411,952

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Notes to Financial Statements – continued

Security Loans – Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co., as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At September 30, 2020, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Some securities may be purchased or sold on an extended settlement basis, which means that the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the customary settlement period. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Notes to Financial Statements – continued

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund may purchase or sell mortgage-backed securities on a “To Be Announced” (TBA) basis. A TBA transaction is subject to extended settlement and typically does not designate the actual security to be delivered, but instead includes an approximate principal amount. The price of the TBA security and the date that it will be settled are fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and no interest accrues to the fund until settlement takes place. TBA purchase and sale commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy and included in TBA purchase and TBA sale commitments in the Statement of Assets and Liabilities. Losses may arise as a result of changes in the value of the TBA investment prior to settlement date or due to counterparty non-performance. At the time that it enters into a TBA transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.

The fund may also enter into mortgage dollar rolls, typically TBA dollar rolls, in which the fund sells TBA mortgage-backed securities to financial institutions and simultaneously agrees to repurchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. Dollar roll transactions involve the risk that the market value of the securities that the fund is required to purchase may decline below the agreed upon repurchase price of those securities.

To mitigate the counterparty credit risk on TBA transactions, mortgage dollar rolls, and other types of forward settling mortgage-backed and asset-backed security transactions, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such

Notes to Financial Statements – continued

agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed and asset-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended September 30, 2020, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, treating a portion of the proceeds from redemptions as a distribution for tax purposes, and partnership adjustments.

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 9/30/20	Year ended 9/30/19
Ordinary income (including any short-term capital gains)	$142,526,798	$151,457,015
Long-term capital gains	100,259,864	187,411,689

Total distributions	$242,786,662	$338,868,704

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 9/30/20

Cost of investments	$6,152,747,945
Gross appreciation	1,708,692,990

Gross depreciation	(119,028,983)
Net unrealized appreciation (depreciation)	$1,589,664,007

Undistributed ordinary income	19,871,793
Undistributed long-term capital gain	347,077,815
Other temporary differences	(10,076,626)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. Class C and Class 529C shares will convert to Class A and Class 529A shares, respectively, approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 9/30/20	Year ended 9/30/19
Class A	$148,579,563	$210,257,354
Class B	2,841,336	5,370,954
Class C	14,004,622	24,601,179
Class I	24,450,966	31,083,162
Class R1	255,049	419,199
Class R2	4,494,387	7,849,093
Class R3	9,409,536	14,302,727
Class R4	8,493,195	11,580,802
Class R6	29,176,726	31,913,119
Class 529A	861,670	1,126,162
Class 529B	29,330	43,150
Class 529C	190,282	321,803
Total	$242,786,662	$338,868,704

Notes to Financial Statements – continued

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $6.3 billion	0.35%
In excess of $6.3 billion	0.34%

The management fee incurred for the year ended September 30, 2020 was equivalent to an annual effective rate of 0.35% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $587,499 and $8,510 for the year ended September 30, 2020, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.24%	$11,260,408
Class B	0.75%	0.25%	1.00%	1.00%	1,083,757
Class C	0.75%	0.25%	1.00%	1.00%	5,485,085
Class R1	0.75%	0.25%	1.00%	1.00%	97,677
Class R2	0.25%	0.25%	0.50%	0.50%	715,712
Class R3	—	0.25%	0.25%	0.25%	713,522
Class 529A	—	0.25%	0.25%	0.23%	66,171
Class 529B	0.75%	0.25%	1.00%	0.19%	1,615
Class 529C	0.75%	0.25%	1.00%	1.00%	76,152
Total Distribution and Service Fees					$19,500,099

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2020 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates’ seed money. For the year ended September 30, 2020, this rebate amounted to $314,750, $2,508, $3,506, $5,064, and $271 for Class A, Class B, Class C, Class 529A, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of

Notes to Financial Statements – continued

Operations. For the year ended September 30, 2020, the 0.75% distribution fee was not imposed for Class 529B shares due to the sales charge limitations contained in Financial Industry Regulatory Authority (“FINRA”) Rule 2341.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended September 30, 2020, were as follows:

Amount
Class A	$18,733
Class B	103,398
Class C	37,397
Class 529B	—
Class 529C	217

During the year ended September 30, 2020, to meet the requirements of FINRA Rule 2341, MFD returned $569 of the CDSC collected in the prior fiscal year for Class 529B which had the effect of further reducing the annual effective distribution fee rate for this class by 0.065%.

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended September 30, 2020, were as follows:

Fee
Class 529A	$13,234
Class 529B	437
Class 529C	3,811
Total Program Manager Fees	$17,482

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended September 30, 2020, the fee was $1,129,462, which equated to 0.0153% annually of the fund’s average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares

Notes to Financial Statements – continued

do not incur sub-accounting fees. For the year ended September 30, 2020, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $5,956,446.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended September 30, 2020 was equivalent to an annual effective rate of 0.0078% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $973 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended September 30, 2020. The liability for deferred retirement benefits payable to those former independent Trustees under the DB plan amounted to $7,039 at September 30, 2020, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended September 30, 2020, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $11,955,958 and $2,140,802, respectively. The sales transactions resulted in net realized gains (losses) of $(149,719).

The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended September 30, 2020, this reimbursement amounted to $275,591, which is included in “Other” income in the Statement of Operations.

Notes to Financial Statements – continued

(4) Portfolio Securities

For the year ended September 30, 2020, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$4,229,908,344	$4,818,952,808
Non-U.S. Government securities	2,549,310,213	2,339,468,892

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 9/30/20		Year ended 9/30/19

	Shares	Amount	Shares	Amount
Shares sold
Class A	24,244,922	$467,717,424	18,618,887	$346,766,979
Class B	69,578	1,339,708	383,732	7,049,344
Class C	3,147,838	60,751,269	3,520,077	65,513,224
Class I	15,604,973	302,663,094	8,159,266	151,260,489
Class R1	48,451	914,084	46,688	863,741
Class R2	629,504	12,161,205	912,698	16,963,457
Class R3	3,050,178	59,042,685	2,749,285	51,134,535
Class R4	3,077,902	58,668,724	1,892,602	35,338,325
Class R6	15,939,311	305,273,223	11,795,111	219,137,566
Class 529A	205,668	3,982,163	218,500	4,019,574
Class 529B	2,310	43,644	4,104	75,986
Class 529C	42,487	810,891	59,890	1,125,876
	66,063,122	$1,273,368,114	48,360,840	$899,249,096

Shares issued to shareholders in reinvestment of distributions
Class A	7,175,980	$140,010,597	11,177,674	$197,957,221
Class B	133,761	2,628,215	282,412	4,954,540
Class C	621,418	12,264,023	1,217,147	21,463,934
Class I	1,058,122	20,629,701	1,463,785	25,994,476
Class R1	13,036	255,049	23,943	419,199
Class R2	221,662	4,348,411	406,782	7,201,287
Class R3	481,858	9,409,536	808,503	14,302,727
Class R4	396,633	7,738,472	614,085	10,901,577
Class R6	1,305,621	25,430,628	1,563,855	27,854,002
Class 529A	44,283	861,670	63,731	1,126,036
Class 529B	1,500	29,330	2,448	43,129
Class 529C	9,650	190,282	18,269	321,619
	11,463,524	$223,795,914	17,642,634	$312,539,747

Notes to Financial Statements – continued

	Year ended 9/30/20		Year ended 9/30/19

	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(45,371,858)	$(871,739,779)	(42,945,544)	$(796,147,665)
Class B	(1,839,462)	(35,132,306)	(2,201,789)	(40,945,250)
Class C	(10,354,610)	(199,543,720)	(10,127,414)	(188,903,197)
Class I	(7,915,480)	(149,700,779)	(10,187,316)	(187,800,899)
Class R1	(141,680)	(2,667,322)	(161,787)	(2,994,396)
Class R2	(3,059,965)	(57,869,272)	(2,980,801)	(55,478,364)
Class R3	(4,076,529)	(78,305,802)	(5,669,798)	(104,821,153)
Class R4	(2,913,685)	(55,522,481)	(3,392,392)	(62,287,575)
Class R6	(10,777,935)	(208,327,064)	(7,702,565)	(143,304,372)
Class 529A	(227,508)	(4,398,205)	(241,662)	(4,477,559)
Class 529B	(16,245)	(312,994)	(20,369)	(377,909)
Class 529C	(104,830)	(2,042,769)	(142,363)	(2,625,273)
	(86,799,787)	$(1,665,562,493)	(85,773,800)	$(1,590,163,612)

Net change
Class A	(13,950,956)	$(264,011,758)	(13,148,983)	$(251,423,465)
Class B	(1,636,123)	(31,164,383)	(1,535,645)	(28,941,366)
Class C	(6,585,354)	(126,528,428)	(5,390,190)	(101,926,039)
Class I	8,747,615	173,592,016	(564,265)	(10,545,934)
Class R1	(80,193)	(1,498,189)	(91,156)	(1,711,456)
Class R2	(2,208,799)	(41,359,656)	(1,661,321)	(31,313,620)
Class R3	(544,493)	(9,853,581)	(2,112,010)	(39,383,891)
Class R4	560,850	10,884,715	(885,705)	(16,047,673)
Class R6	6,466,997	122,376,787	5,656,401	103,687,196
Class 529A	22,443	445,628	40,569	668,051
Class 529B	(12,435)	(240,020)	(13,817)	(258,794)
Class 529C	(52,693)	(1,041,596)	(64,204)	(1,177,778)
	(9,273,141)	$(168,398,465)	(19,770,326)	$(378,374,769)

Effective June 1, 2019, purchases of the fund’s Class B and Class 529B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread.

Notes to Financial Statements – continued

For the year ended September 30, 2020, the fund’s commitment fee and interest expense were $36,621 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$100,761,592	$1,534,914,363	$1,300,024,816	$5,387	$(32,690)	$335,623,836

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$1,449,322	$—

(8) Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund’s investments and the fund’s performance.

(9) Subsequent Event

On October 2, 2020, the fund announced that effective December 21, 2020, the time period will be shortened for the automatic conversion of Class C and Class 529C shares to Class A and Class 529A shares, respectively, of the same fund, from approximately ten years to approximately eight years after purchase. On or about December 21, 2020 any Class C and Class 529C shares that have an original purchase date of December 31, 2012 or earlier will automatically convert to Class A or Class 529A shares, respectively, of the same fund. Please see the fund’s prospectus for details.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust V and the Shareholders of MFS Total Return Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Total Return Fund (the “Fund”), including the portfolio of investments, as of September 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2020,

Report of Independent Registered Public Accounting Firm – continued

by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 13, 2020

We have served as the auditor of one or more of the MFS investment companies since 1924.

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of November 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 59)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 69)	Trustee	February 2014	133	Private investor; Financial Accounting Standards Advisory Council, Chairman (2014-2015)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 66)	Trustee	March 2017	133	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 65)	Trustee	January 2009	133	Private investor	N/A

Peter D. Jones (age 65)	Trustee	January 2019	133	Private investor; Franklin Templeton Institutional, LLC (investment management), Chairman (since June 30, 2020); Franklin Templeton Distributors, Inc. (investment management), President (until 2015)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
James W. Kilman, Jr. (age 59)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

Clarence Otis, Jr. (age 64)	Trustee	March 2017	133	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 64)	Trustee	May 2014	133	Private investor	N/A

Laurie J. Thomsen (age 63)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 52)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015)

James O. Yost (k) (age 60)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Steven Gorham Alexander Mackey Joshua Marston Johnathan Munko Henry Peabody Robert Persons Jonathan Sage Brooks Taylor

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS Total Return Fund

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2020 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2019 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as

Board Review of Investment Advisory Agreement – continued

compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2019, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 1st quintile for the one-year period and the 2nd quintile for the three-year period ended December 31, 2019 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report. In addition, the Trustees reviewed the Fund’s Class I total return performance relative to the Fund’s benchmark performance for the ten-, five-, three- and one-year periods ended December 31, 2019.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee

Board Review of Investment Advisory Agreement – continued

and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $6.3 billion. The Trustees concluded that the breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS

Board Review of Investment Advisory Agreement – continued

performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2020.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests.

MFS provided a written report to the Board for consideration at its April 2020 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from the adoption of the Program on December 1, 2018 to December 31, 2019 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.

There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2020 income tax forms in January 2021. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $140,972,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 58.51% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).

The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Proposed Treasury Regulation §1.163(j)-1(b).

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is attached hereto as EX-99.COE.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to each Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended September 30, 2020 and 2019, audit fees billed to each Fund by Deloitte and E&Y were as follows:

	Audit Fees
	2020	2019
Fees billed by Deloitte:
MFS Research Fund	46,522	45,758
MFS Total Return Fund	73,369	72,156

Total	119,891	117,914

	Audit Fees
	2020	2019
Fees billed by E&Y:
MFS International New Discovery Fund	51,751	50,899

For the fiscal years ended September 30, 2020 and 2019, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2020	2019	2020	2019	2020	2019
Fees billed by Deloitte:
To MFS Research Fund	0	0	7,373	7,004	0	0
To MFS Total Return Fund	0	0	10,481	10,044	0	0
Total fees billed by Deloitte To above Funds:	0	0	17,854	17,048	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2020	2019	2020	2019	2020	2019
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Research Fund*	0	0	0	0	5,390	3,790
To MFS and MFS Related Entities of MFS Total Return Fund*	0	0	0	0	5,390	3,790

	Aggregate Fees for Non-audit Services
	2020	2019
Fees billed by Deloitte
To MFS Research Fund, MFS and MFS Related Entities#	906,513	10,794
To MFS Total Return Fund, MFS and MFS Related Entities#	909,621	13,834

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2020	2019	2020	2019	2020	2019
Fees billed by E&Y:
To MFS International New Discovery Fund	0	0	9,794	9,642	2,799	2,723

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2020	2019	2020	2019	2020	2019
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS International New Discovery Fund*	1,785,828	1,679,277	0	0	104,750	104,750

	Aggregate Fees for Non-audit Services
	2020	2019
Fees billed by E&Y:
To MFS International New Discovery Fund, MFS and MFS Related Entities#	2,182,171	1,933,592

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte or E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.
[4]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of each series of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a) (1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST V

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President

Date: November 13, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: November 13, 2020

By (Signature and Title)*	/S/ JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: November 13, 2020

*	Print name and title of each signing officer under his or her signature.